UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Soliciting Material under § 240.14a-12

Paragon Offshore plc
(Name of Registrant as Specified In Its Charter)

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20-22 Bedford Row London WC1R 4JS United Kingdom

NOTICE OF 2015 ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held On May 1, 2015

To the shareholders of Paragon Offshore plc:
The annual general meeting of shareholders of Paragon Offshore plc, a public limited company incorporated under the laws of England and Wales (the “Company”), will be held on May 1, 2015, at 10:00 a.m., local time, at Claridge’s Hotel, 49 Brook Street, Mayfair, London W1K 4HR, United Kingdom (the “2015 AGM”).
The items of business proposed by the board of directors of the Company (the “Board”) are to consider and vote on the resolutions below. All resolutions will be proposed as ordinary resolutions.
Ordinary Resolutions

(1)	Election of Director.
That Anthony R. Chase be re-elected as a director of the Company for a one-year term that will expire at the Company’s annual general meeting (the “AGM”) in 2016.

(2)	Election of Director.
That Thomas L. Kelly II be re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

(3)	Election of Director.
That John P. Reddy be re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

(4)	Election of Director.
That Julie J. Robertson be re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

(5)	Election of Director.
That Randall D. Stilley be re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

(6)	Election of Director.
That Dean E. Taylor be re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

(7)	Election of Director.
That William L. Transier be re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

(8)	Election of Director.
That David W. Wehlmann be re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

(9)	Election of Director.
That J. Robinson West be re-elected as a director of the Company for a one-year term that will expire at the AGM in 2016.

(10)	Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for Fiscal Year 2015.
That the appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for fiscal year 2015 be ratified.

(11)	Re-appointment of PricewaterhouseCoopers LLP as Statutory Auditor.
That PricewaterhouseCoopers LLP be re-appointed as UK statutory auditors to the Company (to hold office from the conclusion of the 2015 AGM until the conclusion of the next AGM at which accounts are laid before the Company).

(12)	Authorization of Audit Committee to Determine Statutory Auditors’ Compensation.
That the audit committee of the Board be authorized to determine the Company’s UK statutory auditors’ compensation.

(13)	An Advisory Vote on the Company’s Executive Compensation.
That the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement relating to the 2015 AGM pursuant to the executive compensation disclosure rules promulgated by the U.S. Securities and Exchange Commission, be approved on a non-binding advisory basis.

(14)	An Advisory Vote on the ongoing frequency of Advisory Votes on the Company’s Executive Compensation.
That it be approved on a non-binding advisory basis that the advisory vote on the compensation of the Company’s named executive officers be submitted to shareholders of the Company once every year.

(15)	An Advisory Vote on the Company’s Directors’ Remuneration Report.
That the directors’ remuneration report (other than the part containing the directors’ remuneration policy) for the year ended December 31, 2014, which is set out in the annual report and accounts of the Company for the year ended December 31, 2014, be approved on a non-binding advisory basis.

(16)	Approval of the Company’s Directors’ Remuneration Policy.
That the directors’ remuneration policy, which is to commence on May 1, 2015 and is set out within the directors’ remuneration report in the annual report and accounts of the Company for the year ended December 31, 2014, be approved.

(17)	Approval of the amendment and restatement of the Company’s 2014 Employee Omnibus Incentive Plan.
That the amended and restated Paragon Offshore plc 2014 Employee Omnibus Incentive Plan substantially in the form attached to the proxy statement being delivered with this notice be approved.

(18)	Approval of the amendment and restatement of the Company’s 2014 Director Omnibus Plan.
That the amended and restated Paragon Offshore plc 2014 Director Omnibus Plan substantially in the form attached to the proxy statement being delivered with this notice be approved.

Please refer to the proxy statement being delivered with this notice for detailed information on each of the above resolutions and further information regarding the 2015 AGM.
Organizational Matters
A copy of the proxy materials, including a proxy card, will be made generally available via the Company’s website at www.paragonoffshore.com/2015proxystatement and be sent to each shareholder whose name is registered in the Company’s share register as holding shares in the Company as maintained by Computershare Trust Company, N.A., as agent (the “Company’s Share Register”) as of the close of business, U.S. Eastern time, on March 9, 2015. Such shareholders are referred to herein as the “shareholders of record.” Shareholders who are not registered in the Company’s Share Register as of the close of business, U.S. Eastern time, on March 9, 2015 will not be entitled to attend, vote or grant proxies to vote at the 2015 AGM. Any changes to the Company’s Share Register after March 9, 2015 shall be disregarded in determining the rights of any person to attend or vote at the Meeting.

Shareholders of record who are registered with voting rights in the Company’s Share Register as of the close of business, U.S. Eastern time, on March 9, 2015 have the right to attend the 2015 AGM and vote their shares, or are entitled to appoint a proxy to exercise all or any of his/her rights to attend and speak and vote on his/her behalf by marking the proxy card appropriately, executing it in the space provided, dating it and returning it prior to close of business, U.S. Eastern time, on April 30, 2015 to:
Paragon Offshore plc
c/o MacKenzie Partners, Inc.
Corporate Election Services
P.O. Box 3230
Pittsburgh, PA 15230-9404
A proxy need not to be a shareholder of the Company. A shareholder of record may appoint more than one proxy in relation to the 2015 AGM, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder.
Shareholders of record who are registered with voting rights in the Company’s Share Register as of the close of business, U.S. Eastern time, on March 9, 2015 and who have timely submitted a properly executed proxy card and specifically indicated their votes will be voted as indicated. Where shareholders of record with voting rights who have timely submitted a properly executed proxy card and have not specifically indicated how they want their shares to be voted, the persons designated as their proxies will vote such shares in the manner recommended by the Board.
If any other matters are properly presented at the 2015 AGM for consideration (including any motion to adjourn the 2015 AGM), the proxy will vote on these matters in the manner recommended by the Board.
Shareholders who hold their shares in the name of a bank, broker or other nominee should follow the instructions provided by their bank, broker or nominee when voting their shares. Shareholders who hold their shares in the name of a bank, broker or other nominee and wish to vote in person at the 2015 AGM must obtain a valid proxy from the organization that holds their shares.
Please note that shareholders of record or their duly appointed proxies attending the 2015 AGM in person are required to show their proxy card and proper identification on the day of the 2015 AGM. In order to determine attendance correctly, any shareholder of record or proxy leaving the 2015 AGM early or temporarily is requested to present such shareholder’s proxy card and proper identification upon exit.
Annual Report and Accounts
During the 2015 AGM, our Board will present our U.K. statutory Accounts, the U.K. statutory directors’ report, the U.K. statutory directors’ remuneration report, the U.K. statutory strategic report and the U.K. statutory auditors’ report for the year ended December 31, 2014 (collectively, the “Annual Report and Accounts”). Our Board will also provide an opportunity for shareholders of record at the 2015 AGM to raise questions in relation to the Annual Report and Accounts. Copies of these materials may be obtained without charge by contacting Investor Relations at our offices at 3151 Briarpark Drive, Suite 700, Houston, Texas 77042, United States of America.
Following the publication of Financial Reporting Standard (“FRS”) 100 - Application of Financial Reporting Requirements by the Financial Reporting Council, the Board considers that it is in the best interests of the group for Paragon Offshore plc to adopt FRS 102 - Reduced Disclosure Framework for its U.K. statutory Accounts for the year ended December 31, 2015. These disclosures only impact the parent company financial statements and are therefore not considered prejudicial to the interests of the shareholders.  A shareholder or shareholders holding in aggregate 5% or more of the total allotted shares in Paragon Offshore plc may serve objections to the use of the disclosure exemptions on Paragon Offshore plc, in writing, to its registered office not later than August 31, 2015.

Your vote is important. All shareholders of record or their proxies are cordially invited to attend the 2015 AGM. We urge you, whether or not you plan to attend the 2015 AGM, to submit your proxy by completing, signing, dating and mailing the enclosed proxy card in the postage-paid envelope provided.

By Order of the Board

Todd D. Strickler Corporate Secretary
3151 Briarpark Drive Suite 700 Houston, Texas 77042 United States of America March 20, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL GENERAL MEETING TO BE HELD ON MAY 1, 2015.
Our proxy statement, 2014 Annual Report and the Annual Report and Accounts are available at
www.paragonoffshore.com/2015proxystatement
A hard copy of the notice of the 2015 AGM, the proxy statement, the glossy annual report to shareholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2014, and the Annual Report and Accounts (the “2014 Annual Report”), and related materials (collectively, the “proxy materials”) will be sent to each shareholder of record. In addition, we are making the proxy materials available to all shareholders on the company’s website (www.paragonoffshore.com/2015proxystatement). Accordingly, we will deliver a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders other than those shareholders of record in lieu of a paper copy of the proxy materials. On March 20, 2015, we will start mailing the Notice to our shareholders and will post our proxy materials on the website referenced in the Notice (www.paragonoffshore.com/2015proxystatment).
The Notice will instruct you as to how you may access and review the information in the proxy materials. Alternatively, you may order a paper copy of the proxy materials at no charge by following the instructions provided in the Notice.
If you are a beneficial owner, you should consult the instructions provided by your broker, bank or other nominee with respect to how you receive your proxy materials.

v

PARAGON OFFSHORE plc 20-22 Bedford Row London WC1R 4JS United Kingdom

PROXY STATEMENT

For Annual General Meeting of Shareholders To Be Held on May 1, 2015

TABLE OF CONTENTS

SECTION	PAGE
General	1
Background of the Company	1
Proxies and Voting Instructions	1
Quorum	2
Votes Required	2
RESOLUTIONS 1-9: Election of Directors	4
Additional Information Regarding the Board of Directors	7
Policies and Procedures Relating to Transactions with Related Persons	11
Security Ownership of Certain Beneficial Owners and Management	12
Executive Compensation	13
Compensation Committee Report	25
Summary Compensation Table	26
Potential Payments on Termination or Change of Control	30
Director Compensation	34
Equity Compensation Plan Information	35
Section 16(a) Beneficial Ownership Reporting Compliance	36
Report of the Audit Committee	37
Auditors	38
RESOLUTIONS 10-12: Ratification of Appointment of Pricewaterhouse Coopers LLP (US) as Independent Registered Public Accounting Firm, Appointment of Pricewaterhouse Coopers LLP (UK) as UK Statutory Auditor and Authorization of Audit Committee to Determine UK Statutory Auditor's Compensation	39
RESOLUTION 13: Approval by Advisory Vote of the Company's Executive Compensation	40
RESOLUTION 14: Approval by Advisory Vote on Frequency of Executive Compensation Advisory Vote	41
RESOLUTION 15: Approval by Advisory Vote of the Directors' Remuneration Report	42
RESOLUTION 16: Approval of the Directors' Remuneration Policy	43
RESOLUTION 17: Amendment of the Employee Plan	44
RESOLUTION 18: Amendment of the Director Plan	53
Other Matters	58
Shareholder Proposals	58
Solicitation of Proxies	58
Additional Information About the Company	58
ANNEX A - 2014 Employee Omnibus Incentive Plan	A-1
ANNEX B - 2014 Director Omnibus Plan	B-1

2

GENERAL
This proxy statement is furnished to shareholders of Paragon Offshore plc, a public limited company incorporated under the laws of England and Wales (the “Company”), in connection with the solicitation by the Company’s board of directors (“Board”) of proxies for use at the Company’s annual general meeting of shareholders (“AGM”) to be held on May 1, 2015 at 10:00 a.m., local time, at Claridge’s Hotel, 49 Brook Street, Mayfair, London W1K 4HR, United Kingdom (the “2015 AGM”), and for the purposes set forth in the accompanying notice. The approximate date of first mailing of this proxy statement and the accompanying proxy card is March 20, 2015.

Background of the Company
On July 17, 2014, Paragon Offshore Limited, an indirect wholly owned subsidiary of Noble Corporation plc (“Noble”) on such date, incorporated under the laws of England and Wales, re-registered under the UK Companies Act 2006 as a public limited company under the name, Paragon Offshore plc.  On August 1, 2014, Noble transferred to the Company the assets and liabilities (the “Separation”) constituting most of Noble’s standard specification drilling units and related assets, liabilities and business. On such date, Noble also made a pro rata distribution to its shareholders of all of the Company’s issued and outstanding ordinary shares then held by Noble (the “Distribution” and, collectively with the Separation, the “Spin-Off”). In connection with the Distribution, Noble shareholders received one ordinary share of the Company for every three ordinary shares of Noble owned. References to “we,” “us” or “our” refer to the Company together with its subsidiaries, unless the context indicates otherwise.

Proxies and Voting Instructions
A proxy card is being sent with this proxy statement to each shareholder whose name is registered in the Company’s share register as holding shares in the Company as maintained by Computershare Trust Company, N.A., (the “Company’s Share Register”) as of the close of business, U.S. Eastern time, on March 9, 2015. Such shareholders are referred to herein as the “shareholders of record.” If you are registered as a shareholder in the Company’s Share Register as of the close of business, U.S. Eastern time, on March 9, 2015, you may grant a proxy to vote on each of the resolutions described in this proxy statement at the 2015 AGM by marking your proxy card appropriately, executing it in the space provided, dating it and returning it prior to the close of business, U.S. Eastern time, on April 30, 2015 to:
Paragon Offshore plc
c/o MacKenzie Partners, Inc.
Corporate Election Services
P.O. Box 3230
Pittsburgh, PA 15230-9404
Please sign, date and mail your proxy card in the envelope provided.
If you hold your shares in the name of a bank, broker or other nominee, your shares are held in “street name” and you are considered the “beneficial owner.” As a beneficial owner, you should follow the instructions provided by your bank, broker or nominee when voting your shares. In particular, if you hold your shares in “street name” through The Depository Trust Company (“DTC”), you should follow the procedures typically applicable to voting of securities beneficially held through DTC because Cede & Co., as nominee of DTC, is considered the shareholder of record and has been registered with voting rights in the Company’s share register with respect to such shares.
Although the Company is incorporated under the laws of England and Wales, the Company is subject to the U.S. Securities and Exchange Commission (“SEC”) proxy requirements and the applicable corporate governance rules of the New York Stock Exchange (“NYSE”), where its shares are listed, and has not imposed any restrictions on trading of its shares as a condition of voting at the 2015 AGM. In particular, the Company has not imposed any “share blocking” or similar transfer restrictions of a type that might be associated with voting by holders of bearer shares or American Depositary Receipts and has not issued any bearer shares or American Depositary Receipts.
If you were a shareholder of record with voting rights on March 9, 2015 and have timely submitted a properly executed proxy card and specifically indicated your votes, your shares will be voted as indicated. If you were a holder with voting rights on March 9, 2015 and you have timely submitted a properly executed proxy card and have not specifically indicated your votes, a representative of the Company, as your proxy, will vote your shares in the manner recommended by the Board.
There are no other matters that our Board intends to present, or has received proper notice that others will present, at the Meeting. If any other matters are properly presented at the 2015 AGM for consideration (including any motion to adjourn the 2015 AGM), the proxy will vote on these matters in the manner recommended by our Board.

As a shareholder of record you may revoke your proxy at any time prior to its exercise by:

•	giving written notice of the revocation to our Corporate Secretary at the registered office of the Company before the commencement of the 2015 AGM;

•	attending the 2015 AGM and voting in person; or

•	properly completing and executing a later-dated proxy and delivering it to our Corporate Secretary at or before the 2015 AGM at the registered office of the Company.
If you as a shareholder of record attend the 2015 AGM in person without voting, this will not automatically revoke your proxy. If you revoke your proxy during the 2015 AGM, this will not affect any vote taken prior to such revocation. If you hold shares through someone else, such as a bank, broker or other nominee, and you desire to revoke your proxy, you should follow the instructions provided by your bank, broker or other nominee.
Any corporation which is a shareholder of record of the Company may by resolution of its directors or other governing body authorise such person as it thinks fit to act as its representative at the 2015 AGM and the person so authorised shall (on production of a copy of such resolution at the 2015 AGM) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it were an individual shareholder of the Company.

Quorum
The presence of shareholders of record of the Company, in person (which in the case of a corporate shareholder shall include being present by a representative) or by proxy, together representing at least the majority of the total voting rights of all shareholders of record of the Company entitled to vote at the 2015 AGM will constitute a quorum for purposes of all resolutions. For all resolutions, the presence of shareholders of record of the Company in person or by proxy will be counted at the time when the 2015 AGM proceeds to business, and abstentions and “broker non-votes” will be counted as present for purposes of determining whether there is a quorum present. “Broker non-votes” are shares held by brokers or nominees for which specific voting instructions have not been received from the beneficial owners or persons entitled to vote such shares. Brokers have the authority under the NYSE rules to vote shares for which their customers do not provide voting instructions on routine matters. When a matter is not routine and the broker has not received voting instructions from the beneficial owner, the broker cannot vote the shares on that matter. For example, the ratification of the appointment of independent auditors is considered a routine matter, and the brokerage firm can vote for or against this resolution at its discretion, but the election of directors is not considered routine for these purposes.

Votes Required
Subject to disenfranchisement in accordance with applicable law and/or the Company’s articles of association (the “Articles of Association”), each of the resolutions shall be decided on a poll in accordance with the Articles of Association whereby each shareholder of record present in person or by proxy or by representative (in the case of a corporate shareholder) is entitled to one vote for every share held.
Approval of each of the following resolutions requires the affirmative vote of a simple majority of the votes cast on such resolution at the 2015 AGM in person or by proxy:

•	the proposal to re-elect the directors named in the proxy statement (Resolutions 1 - 9);

•	the proposal to ratify the appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for 2014 (Resolution 10);

•	the proposal to re-appoint PricewaterhouseCoopers LLP as UK statutory auditors to the Company for a one year term (Resolution 11);

•	the proposal to authorize the audit committee of the Board to determine the Company’s UK statutory auditors’ compensation (Resolution 12);

•	the non-binding advisory vote on the compensation of the Company’s named executive officers (Resolution 13);

•	the non-binding advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers (Resolution 14);

•	the non-binding advisory vote on the directors’ remuneration report (other than the part containing the directors’ remuneration policy) for the year ended December 31, 2013 (Resolution 15);

•	the proposal to approve the directors’ remuneration policy comprised in the Company’s annual report and accounts for the year ended December 31, 2014 (Resolution 16);

•	the proposal to approve the amended and restated Paragon Offshore plc 2014 Employee Omnibus Incentive Plan (Resolution 17); and

•	the proposal to approve the amended and restated Paragon Offshore plc 2014 Director Omnibus Plan (Resolution 18).
With respect to the non-binding advisory votes on Resolutions 13, 14 and 15, the result of the vote will not require the Board to take any action. However, the Board values the opinions of the Company’s shareholders as expressed through their advisory votes on such non-binding resolutions. Accordingly, the Board will review and consider the voting results on such resolutions.
Abstentions and “broker non-votes” will have no effect on any of the resolutions.

Record Date
Only shareholders on the Company’s Share Register as of the close of business, U.S. Eastern time, on March 9, 2015 are entitled to notice of, to attend, and to vote or to grant proxies to vote at, the 2015 AGM. Any changes to the Company’s Share Register after March 9, 2015 shall be disregarded in determining the rights of any person to attend or vote at the 2015 AGM.

RESOLUTIONS 1 - 9

ELECTION OF DIRECTORS
Our Articles of Association currently provide that our Board will consist of a minimum of two (2) and a maximum of nine (9) directors and that the term of office for each director is until his or her successor is elected at our next AGM or his or her death, resignation or removal, whichever is earliest to occur. The nominating and corporate governance committee of our Board has recommended each of Messrs. Chase, Kelly, Reddy, Stilley, Taylor, Transier, Wehlmann and West and Ms. Robertson for re-election as directors of the Company. If elected, each director nominee will serve a one-year term to expire at the next AGM.
The individuals nominated for re-election at the 2015 AGM will be elected by a simple majority of the votes cast on each resolution for each director nominee at the 2015 AGM in person or by proxy.
Recommendation
Our Board unanimously recommends that you vote FOR the re-election of each of Messrs. Chase, Kelly, Reddy, Stilley, Taylor, Transier, Wehlmann and West and Ms. Robertson, each for a one year term that will expire at the next AGM.
Information about the individuals nominated for election at the 2015 AGM is presented below. When assessing the qualifications of a particular person to serve as a director, our nominating and corporate governance committee consider an individual candidate’s experience as well as the collective experiences of the members of our Board taken as a whole. The members of our Board, including the individuals nominated for election, have a variety of experiences and attributes that qualify them to serve on our Board, including accounting, finance and legal experience, extensive senior management experience in the energy industry, including oil and gas and offshore drilling, and experience as directors of other public companies. Certain members also possess valuable historical knowledge of the Company and our industry by virtue of their previous service on our Board.
NOMINEES

Anthony R. Chase, age 60, director since 2014
Mr. Chase has served as a member of our Board since the Spin Off in 2014. Since 2006, Mr. Chase has served as the Chairman and Chief Executive Officer of ChaseSource, L.P., a Houston-based staffing and real estate development firm, which is ranked among the nation’s largest minority-owned companies. Mr. Chase also is a tenured Professor of Law at the University of Houston Law Center. He currently serves on the boards of Anadarko Petroleum Corporation and Sarepta Therapeutics, Inc. and has recently served on the boards of Western Gas Partners, LP, the Cornell Companies and LeaP Wireless International Inc. Mr. Chase brings to our board of directors unique experience as a successful and widely respected business leader, entrepreneur and legal scholar, significant experience with strategic transactions and public and private company board service.

Thomas L. Kelly II, age 56, director since 2014
Mr. Kelly has served as a member of our Board since the Spin Off in 2014. He is a co-founder and has been a general partner of CHB Capital Partners, a private equity fund that provides capital and expertise to closely-held businesses since 1994. Mr. Kelly also has been a managing director of KEL Enterprises Limited, a private wealth management firm since 1984. Additionally, he is the founder and has been managing director of Equim ADR, a professional firm which provides mediation and arbitration services since 2012. Mr. Kelly currently serves on the boards of numerous private companies and has recently served on the board of Ensco plc. Mr. Kelly brings to our board of directors extensive experience as a general partner in the private equity industry, deep expertise in corporate finance, mergers and acquisitions, and investment management activities, corporate governance and public and private company board service across multiple industries, including the offshore drilling industry.

John P. Reddy, age 62, director since 2014
Mr. Reddy has served as a member of our Board since the Spin Off in 2014. Since 2009, Mr. Reddy has served as the Chief Financial Officer of Spectra Energy Corporation, an owner and operator of pipeline and midstream energy assets. Prior to that, he served as Senior Vice President and Chief Financial Officer of Atmos Energy Corporation and in various financial roles with Pacific Enterprises Corporation. Mr. Reddy currently also serves on the board of directors of DCP Midstream, LLC. Mr. Reddy brings to our board of directors experience and knowledge gained as an executive officer in the energy industry, as well as extensive accounting and financial expertise.

Julie J. Robertson, age 59, director since 2014
Ms. Robertson has served as a member of our Board since shortly prior to the Spin Off in 2014. She serves as Executive Vice President of Noble and has held such position since February 2006. In this role, Ms. Robertson is responsible for overseeing human resources, procurement and supply chain, learning and development, health, safety and environmental functions, and information technology. Ms. Robertson served as Senior Vice President—Administration of Noble from July 2001 to February 2006. Ms. Robertson served as Vice President—Administration of Noble from 1996 to July 2001. In 1994, Ms. Robertson became Vice President—Administration of Noble Drilling Services Inc. From 1989 to 1994, Ms. Robertson served consecutively as Manager of Benefits and Director of Human Resources for Noble Drilling Services Inc. Prior to 1989, Ms. Robertson served consecutively in the positions of Risk and Benefits Manager and Marketing Services Coordinator for a predecessor subsidiary of Noble, beginning in 1979. Ms. Robertson has extensive industry experience, particularly as an officer of an offshore drilling company. Ms. Robertson also brings valuable knowledge and experience overseeing and managing our assets and operations.

Randall D. Stilley, age 61, director since 2014
Mr. Stilley has served as our President and Chief Executive Officer as a member of our Board since the Spin Off in 2014. He served as Executive Vice President of Noble from February 2014 until the completion of the Spin-Off. From May 2011 to February 2014, Mr. Stilley served as an independent business consultant and managed private investments. Mr. Stilley previously served as President and Chief Executive Officer of Seahawk Drilling, Inc. from August 2009 to May 2011 and Chief Executive Officer of the mat-supported jackup rig business at Pride International Inc. from September 2008 to August 2009. Seahawk Drilling filed for reorganization under Chapter 11 of the United States Bankruptcy Code in 2011. From October 2004 to June 2008, Mr. Stilley served as President and Chief Executive Officer of Hercules Offshore, Inc. Prior to that, Mr. Stilley was Chief Executive Officer of Seitel, Inc., an oilfield services company, President of the Oilfield Services Division at Weatherford International, Inc., and served in a variety of positions at Halliburton Company. Mr. Stilley brings to our board of directors extensive experience as an executive in the offshore contract drilling industry, particularly with respect to the standard specification offshore drilling market.

Dean E. Taylor, age 66, director since 2014
Mr. Taylor has served as a member of our Board since the Spin Off in 2014. Mr. Taylor is currently a business consultant and private investor. From 2001 until 2014, Mr. Taylor served a director of Tidewater Inc., a global provider of offshore service vessels to the energy industry. From 1978 until 2012, Mr. Taylor served in various other roles with Tidewater, including as Chief Executive Officer and President and Chairman of the Board. Mr. Taylor also serves on the board of Trican Well Service Ltd. and the American Bureau of Shipping and previously served on the board of Whitney Holding Corporation. Mr. Taylor brings to our board of directors broad experience as an executive officer in the offshore energy industry and public company board experience.

William L. Transier, age 60, director since 2014
Mr. Transier has served as a member of our Board since the Spin Off in 2014. He is the founder, and has served as the Chairman of Endeavour International Corporation, an international oil and gas exploration and production company, since 2006, as President and Chief Executive Officer of Endeavour from 2006 until 2014, and as Co-Chief Executive Officer of Endeavour from 2004 to 2006. Endeavour filed for reorganization under Chapter 11 of the United States Bankruptcy Code in 2014. Prior to this, Mr. Transier served in various roles including Executive Vice President and Chief Financial Officer of Ocean Energy, Inc., Executive Vice President and Chief Financial Officer of Seagull Energy Corporation and partner in the audit department of KPMG LLP. He is also currently a director of Helix Energy Solutions Group, Inc. and has previously served on the board of Cal Dive International, Inc. Mr. Transier brings to our board of directors experience and knowledge gained as an executive officer in the energy industry, as well as extensive accounting and financial expertise.

David W. Wehlmann, age 56, director since 2014
Mr. Wehlmann has served as a member of our Board since shortly prior to the Spin Off in 2014. Mr. Wehlmann is currently a business consultant and private investor. From 2008 until 2012, Mr. Wehlmann served as Executive Vice President, Investor Relations of Precision Drilling Corporation, a publicly traded oilfield services company, and has previously served as Executive Vice President, Chief Financial Officer and Secretary of Grey Wolf, Inc., and in senior accounting roles with EnerVest Management Company L.C., and Convest Energy Corporation. Mr. Wehlmann currently serves on the boards of Omega Protein Corporation and Xtreme Drilling and Coil Services Corp. and has recently served as a director of Cano Petroleum, Inc. Mr. Wehlmann is a certified public accountant. Mr. Wehlmann brings to our board of directors expertise as an executive officer in the oil and gas industry, financial accounting expertise and experience on public company boards and audit committees.

J. Robinson West, age 68, chairman since 2014
Mr. West has served as the chairman of our Board since the Spin Off in 2014. He has served as a Senior Advisor and Resident Affiliate for the Center for Strategic & International Studies, an independent bi-partisan research institute specializing in foreign policy and defense issues and international economies, since October 2013. Mr. West was the founder and Chairman of PFC Energy, Inc., a Washington, D.C.-based consulting firm serving oil and gas companies and governments with 14 offices around the world, and served in that role from 1984 to 2013. Before founding PFC, Mr. West served in the Reagan Administration as Assistant Secretary of the Interior for Policy, Budget, and Administration (1981-83), with responsibility for U.S. offshore oil policy. Mr. West currently serves on the boards of Magellan Petroleum Corporation, Repsol S.A., and has recently served on the board of Key Energy Services, Inc. and Cheniere Energy, Inc. He is also a member of the Board of Stewart & Stevenson, a privately held company. Mr. West brings to our board of directors extensive experience as a consultant to companies in the international oil and gas industries, U.S. government service related to energy policy matters, and broad knowledge of board leadership and corporate governance.

None of the corporations or other organizations in which our non-management directors carried on their respective principal occupations and employments or for which our non-management directors served as directors during the past five years is a parent, subsidiary or other affiliate of the Company with the exception of Ms. Robertson, who currently serves as Executive Vice President of Noble, our parent company prior to the Spin Off.

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS
Board Independence
Our Board has determined that (a) each of Messrs. Chase, Kelly, Reddy, Taylor, Transier, Wehlmann and West qualifies as an “independent” director under the NYSE corporate governance rules, (b) each of Messrs. Kelly, Taylor and Wehlmann, constituting all the members of the audit committee of the Board, qualifies as “independent” under Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (c) each of Messrs. Kelly, Taylor and Transier, constituting all the members of the compensation committee of the Board, qualifies as both (i) “independent” under Rule 10C-1(b)(1) under the Exchange Act, and the applicable rules of the NYSE and (ii) a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act. Ms. Robertson is not considered independent because of her employment with Noble, our parent company prior to the Spin Off. Independent non-management directors comprise in full the membership of each committee described below under “Board Committees and Meetings.”
In order for a director to be considered independent under the NYSE rules, our Board must affirmatively determine that the director has no material relationship with the Company other than in his or her capacity as a director of the Company. In accordance with NYSE rules, the Company’s corporate governance guidelines provide that a director will not be independent if, within the preceding three years:

•	the director was employed by the Company;

•	an immediate family member of the director was an executive officer of the Company;

•
the director or an immediate family member of the director received more than $120,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such service is not contingent in any way on continued service);

•
the director was affiliated with or employed by, or an immediate family member of the director was affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company; or an immediate family member of the director was employed by a present or former internal or external auditor of the Company and personally worked on the Company’s audit;

•
the director or an immediate family member of the director was employed as an executive officer of another company where any of the Company’s present executives served on that company’s compensation committee at the same time; or

•
the director is an executive officer or an employee, or an immediate family member of the director is an executive officer, of a company that made payments to, or received payments from, the Company for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or two percent of such other company’s consolidated gross revenues.

The following will not be considered by our Board to be a material relationship that would impair a director’s independence: If a director is an executive officer of, or beneficially owns in excess of 10 percent equity interest in, another company:

•	that does business with the Company, and the amount of the annual payments to the Company is less than five percent of the annual consolidated gross revenues of the Company;

•	that does business with the Company, and the amount of the annual payments by the Company to such other company is less than five percent of the annual consolidated gross revenues of the Company; or

•	to which the Company was indebted at the end of its last fiscal year in an aggregate amount that is less than five percent of the consolidated assets of the Company.
For relationships not covered by the guidelines in the immediately preceding paragraph, the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, is made by our directors who satisfy the independence guidelines described above. These independence guidelines used by our Board are set forth in our corporate governance guidelines, which are published under the governance section of our website at www.paragonoffshore.com.
In addition, in order to determine the independence under the NYSE rules of any director who will serve on the compensation committee, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to:

•	the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the listed company to such director; and

•	whether such director is affiliated with the Company, one of our subsidiaries or an affiliate of one of our subsidiaries.

 Board Committees and Meetings and Other Governance Matters
The Company has standing audit, compensation and nominating and corporate governance committees of our Board. Each of these committees operates under a written charter that has been adopted by the respective committee and by our Board. The charters are published under the governance section of the Company’s website at www.paragonoffshore.com and are available in print to any shareholders who request them.
The current members of the committees, number of meetings held by each committee during 2014, and a description of the functions performed by each committee are set forth below:
Audit Committee (4 meetings). The current members of the audit committee are Mr. Wehlmann (chairman), Mr. Kelly and Mr. Reddy. The primary responsibilities of the audit committee are the appointment, compensation, retention and oversight of the Company’s auditors (including review and approval of the terms of engagement and fees), to review with the auditors the Company’s financial reports (and other financial information) provided to the SEC and the investing public, to prepare and approve an annual report for inclusion in this proxy statement, and to assist our Board with oversight of the following: integrity of the Company’s financial statements; compliance by the Company with standards of business ethics and legal and regulatory requirements; qualifications and independence of the Company’s independent auditors (including both our independent registered public accounting firm and our statutory auditors); and performance of the Company’s independent auditors and internal auditors. Our Board has determined that each of Messrs. Wehlmann, Kelly and Reddy is an “audit committee financial expert” as that term is defined under the applicable SEC rules and regulations. The audit committee’s report relating to 2014 begins on page 37 of this proxy statement.
Compensation Committee (5 meetings). The current members of the compensation committee are Mr. Transier (chairman), Mr. Kelly and Mr. Taylor. The primary responsibilities of the compensation committee are to discharge our Board’s responsibilities relating to compensation of directors and executive officers, to assist our Board in reviewing and administering compensation, benefits, incentive and equity-based compensation plans, and to prepare an annual disclosure under the caption “Compensation Committee Report” for inclusion in the Company’s proxy statement for its annual general meeting of shareholders. The compensation committee’s report relating to 2014 appears on page 25 of this proxy statement.
Nominating and Corporate Governance Committee (2 meetings). The current members of the nominating and corporate governance committee are Mr. Taylor (chairman), Mr. Chase and Mr. West. The primary responsibilities of the nominating and corporate governance committee are to assist our Board in reviewing, evaluating, selecting and recommending director nominees when one or more directors are to be appointed, elected or re-elected to our Board; to monitor, develop and recommend to our Board a set of principles, policies and practices relating to corporate governance; and to oversee the process by which our Board, our Chief Executive Officer and executive management are evaluated.
The nominating and corporate governance committee believes that directors should possess the highest personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; and mature judgment. Directors must be willing to devote sufficient time to discharging their duties and responsibilities effectively, and they should be committed to serving on our Board for an extended period of time. The nominating and corporate governance committee considers diversity in identifying nominees for director and endeavors to have a Board representing diverse experience in areas that will contribute to our Board’s ability to perform its roles relating to oversight of the Company’s business, strategy and risk exposure worldwide. The nominating and corporate governance committee takes into account, among other things, the diversity of business, leadership and personal experience of Board candidates and determines how that experience will serve the best interests of the Company.
 The nominating and corporate governance committee’s process for identifying candidates includes seeking recommendations from one or more of the following: current directors and executive officers of the Company; a firm (or firms) that specializes in identifying director candidates (which firm may earn a fee for its services paid by the Company); persons known to directors of the Company in accounting, legal and other professional service organizations or educational institutions; and, subject to compliance with applicable procedures, shareholders of the Company. The nominating and corporate governance committee’s process for evaluating candidates includes investigation of the person’s specific experiences and skills, time availability in light of commitments, potential conflicts of interest, and independence from management and the Company. Candidates recommended by a shareholder are evaluated in the same manner as are other candidates. We did not receive any recommendations from shareholders of the Company for director nominees for the 2015 AGM.
Under the Company’s policy on director attendance at the AGM, all directors are expected to attend each AGM, and any director who should become unable to attend the AGM is responsible for notifying the Chairman of the Board in advance of the meeting. At the date of this proxy statement, we know of no director who will not attend the 2015 AGM.
In 2014, our Board held 5 meetings. In 2014, each director attended at least 75% of the aggregate of (1) the total number of meetings of our Board and (2) the total number of meetings of committees of our Board on which such director served (during the periods that such director served).

Our Articles of Association and corporate governance guidelines provide our Board the flexibility either to combine or to separate the positions of Chairman and Chief Executive Officer. Our Board believes it is in the best interests of the Company and our shareholders for our Board to have the flexibility to determine the best director to serve as Chairman, whether such director is an independent director or our Chief Executive Officer. At the current time, our Board believes that the Company and our shareholders are best served by maintaining separation between the positions of the Chief Executive Officer and the Chairman of the Board. The Board believes that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while our Chairman of the Board presides over the Board as it provides advice to, and independent oversight of, the Company’s management and operations. The Board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position and the additional commitment that the position of Chairman of the Board requires. The Board believes that having separate positions and having an independent outside director serve as the Chairman of the Board is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. If the Board selects the Chief Executive Officer to serve as Chairman of the Board, our corporate governance guidelines require the non-employee directors of the Company to elect an individual to serve as lead director to preside at regularly scheduled executive sessions of our Board. The lead director would also be responsible for approving information sent to our Board, including meeting agendas and meeting schedules for our Board, acting as an available conduit for the communication of information from the non-management directors to our Chief Executive Officer and coordinating the development of the Chief Executive Officer’s annual goals and objectives.
Our Board has nine members, all of whom, with the exception of Mr. Stilley and Ms. Robertson, are independent under the NYSE corporate governance rules and our corporate governance guidelines as described under “Additional Information Regarding the Board of Directors – Board Independence.” Pursuant to our corporate governance guidelines, our non-management directors meet in executive sessions without our Chief Executive Officer or any other management present in connection with each regularly scheduled meeting of our Board.
In addition, each of our Board’s standing committees (the audit committee, the compensation committee and the nominating and corporate governance committee) is composed of independent directors and each has a non-management, independent Board member acting as chair.
To provide ongoing reviews of the effectiveness of our Board, including the effectiveness of our Board leadership structure, our corporate governance guidelines provide for annual assessments by Board members of the effectiveness of our Board and of our Board committees on which such members serve.
Consistent with our Articles of Association and corporate governance guidelines, our Board is responsible for determining the ultimate direction of our business, determining the principles of our business strategy and policies and promoting the long-term interests of the Company. Our Board possesses and exercises oversight authority over our business and, subject to our governing documents and applicable law, generally delegates day-to-day management of the Company to our Chief Executive Officer and our executive management. Viewed from this perspective, our Board generally oversees risk management, and the Chief Executive Officer and other members of executive management generally manage the material risks that we face.
Pursuant to the requirements of laws, rules and regulations that apply to companies whose securities are publicly traded in the United States, as described above, our audit committee assists our Board in oversight of the integrity of the Company’s financial statements, our compliance with standards of business ethics and legal and regulatory requirements and various matters relating to our publicly available financial information and our internal and independent auditors. Our audit committee also discusses policies with respect to risk assessment and risk management with our management team. Certain risks associated with the performance of our executive management fall within the authority of our nominating and corporate governance committee, which is responsible for evaluating potential conflicts of interest and independence of directors and Board nominees, monitoring and developing corporate governance principles and overseeing the process by which our Board is evaluated. Risks associated with retaining executive management fall within the scope of the authority of our compensation committee, which assists our Board in reviewing and administering compensation, benefits, incentive and equity-based compensation plans.
Responsibility for risk oversight that does not specifically fall within the scope of authority of our standing Board committees rests with our entire Board. Our Board also provides overall risk management oversight rather than a single committee. Our Board has the responsibility for confirming the risk tolerance of the Company and monitoring and assessing any potential material risks identified by its committees, or otherwise ensuring management has an effective and ongoing program in place for monitoring and assessing, and, to the extent appropriate, mitigating such risks to be within the risk tolerance of the Company. Risks falling within this area include but are not limited to general business and industry risks, operating risks, financial risks and compliance risks that we face. We have not concentrated within our executive management responsibility for all risk management in a single risk management officer within our executive management, but rather we rely on a management steering committee to administer an enterprise risk management (“ERM”) system that is designed to ensure that the most significant risks to the Company, on a consolidated basis, are being identified, managed and monitored appropriately, and that due care is exercised in considering such risks in the management of the Company. Through the ERM system, the steering committee:

•	monitors the universe of risks that we face;

•	assesses processes and participants for identifying risk;

•	determines the Company’s risk tolerance and approves mitigation strategies and responsibilities;

•	attempts to ensure top risk areas are addressed and managed where possible;

•	works with any committee, Board member or their designees to assist in evaluation of risks that may be of concern to the Board or a committee of the Board; and

•	makes regular reports to our Board on management’s assessment of exposure to risk and steps management has taken to monitor and deal with such exposure.
Our Board monitors the ERM system and other risk management information provided to it and provides feedback to management from time to time that may be used to better align risk management practices, strategies and systems with the risk philosophy and risk tolerances of the Company.
Shareholder Communications with Directors
Our Board has approved the following process for shareholders and other security holders of the Company and interested parties to send communications to our Board. To contact all directors on our Board, all directors on a Board committee, an individual director, or the non-management directors of our Board as a group, the shareholder, other security holder or interested party can:

•	mail Paragon Offshore plc, Attention: Corporate Secretary, at 20-22 Bedford Row, London WC1R 4JS United Kingdom; or

•	e-mail bod@paragonoffshore.com
All communications received in the mail are opened by the office of the Company’s Secretary for the purpose of determining whether the contents represent a message to our Board. All communications received electronically are processed under the oversight of our Board by the Company’s general counsel or chief compliance officer. Complaints or concerns relating to the Company’s accounting, internal accounting controls, or auditing matters are referred to the audit committee of our Board. Complaints or concerns relating to other corporate matters, which are not addressed to a specific director, are referred to the appropriate functional manager within the Company for review and response. Complaints or concerns relating to corporate matters other than the specific items referred to the audit committee as described above, which are addressed to a specific director, committee of our Board, or group of directors, are promptly relayed to such persons.
Director Education
We provide our directors with information and materials that are designed to assist them in performing their duties as directors. We provide directors with periodic training on certain policies, standards and procedures of the Company, including guidance and advice on compliance therewith. We provide director manuals, periodic presentations on new developments in relevant areas, such as legal and accounting matters, as well as opportunities to attend director education programs at the Company’s expense. Our director manual contains important information about the Company and the responsibilities of our directors, including: our Articles of Association; guidelines for assignments regarding standing committees of our Board; the charter for each of our Board committees; a summary of laws and regulations regarding compliance with insider reporting and trading; a statement of the Company policies and code of business conduct and ethics that govern how we conduct our business; and our safety policy and quality policy and objectives.

POLICIES AND PROCEDURES RELATING TO
TRANSACTIONS WITH RELATED PERSONS
Transactions with related persons are reviewed, approved or ratified in accordance with the policies and procedures set forth in our code of business conduct and ethics and our administrative policy manual (and, in the case of the Board, the Company’s Articles of Association and the provisions of UK company law), the procedures described below for director and officer questionnaires, and the other procedures described below.
Our code of business conduct and ethics provides that certain conflicts of interest are prohibited as a matter of Company policy. Under our code of business conduct and ethics, any employee, officer or director who becomes aware of a conflict or potential conflict or who is uncertain as to whether a conflict exists is directed to bring the matter to the attention of a supervisor, manager or other appropriate company personnel. Any actual or potential conflict of interest of this nature must be disclosed to the Board or a committee of the Board. Our Board and executive management review all reported relationships and transactions in which the Company and any director, officer or family member of a director or officer are participants to determine whether an actual or potential conflict of interest exists. Our Board may approve or ratify any such relationship or transaction if our Board determines that such relationship or transaction is in the Company’s best interests (or not inconsistent with the Company’s best interests) and the best interests of our shareholders. UK company law and our Articles of Association also contain specific provisions relating to the approval and authorisation of conflicts of interests by members of our Board, in addition to our code of business conduct and ethics. A conflict of interest exists when an individual’s personal interest is adverse to or otherwise in conflict with the interests of the Company. Our code of business conduct and ethics sets forth several examples of how conflicts of interest may arise, including when:

•	an employee, officer or director or a member of his or her family receives improper personal benefits because of such employee’s, officer’s or director’s position in the Company;

•	a loan by the Company to, or a guarantee by the Company of an obligation of, an employee or his or her family member is made;

•	an employee works for or has any direct or indirect business connection with any of our competitors, customers or suppliers; or

•	Company assets and properties are used for personal gain or Company business opportunities are usurped for personal gain.
In addition, our administrative policy manual, which applies to all our employees, defines some additional examples of what the Company considers to be a conflict of interest, including when:

•
subject to certain limited exceptions, an employee or contractor or any member of his or her immediate family has an interest in any business entity that deals with the Company where there is an opportunity for preferential treatment to be given or received;

•
an employee or contractor serves as an officer, a director, or in any management capacity of another business entity directly or indirectly related to the contract drilling or energy services industries without specific authority from our Board;

•
an employee or contractor or any member of his or her immediate family buys, sells or leases any kind of property, facilities or equipment from or to the Company or any of its subsidiaries or to any business entity or individual who is or is seeking to become a contractor, supplier or customer of the Company, without specific authority from our Board; or

•
subject to certain limited exceptions, an employee or contractor or any member of his or her immediate family accepts gifts, payments, extravagant entertainment, services or loans in any form from anyone soliciting business, or who may already have established business relations, with the Company.

Each year we require all our directors, nominees for director and executive officers to complete and sign a questionnaire in connection with our AGM. The purpose of the questionnaire is to obtain information, including information regarding transactions with related persons, for inclusion in our proxy statement or annual report.
In addition, we review SEC filings made by beneficial owners of more than five percent of any class of our voting securities to determine whether information relating to transactions with such persons needs to be included in our proxy statement or annual report.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
As of March 9, 2015, we had 85,528,164 shares issued and outstanding. The following table sets forth, as of March 9, 2015, (1) the beneficial ownership of shares by each of our directors, each nominee for director, each “named executive officer” listed in the Summary Compensation Table appearing in this proxy statement, and all current directors and executive officers as a group, and (2) information about the only persons who were known to the Company to be the beneficial owners of more than five percent of the outstanding shares.

	Shares Beneficially Owned[1]
Name	Number of Shares	Percent of Class[2]
Directors[3]
Anthony R. Chase	—	—%
Thomas L. Kelly II	—	—%
John P. Reddy	—	—%
Julie J. Robertson	204,386	—%
Randall D. Stilley	110,054	—%
Dean E. Taylor	479	—%
William L. Transier	—	—%
David W. Wehlmann	—
J. Robinson West	30,000	—%

Named Executive Officers (excluding any Director listed above)
Steven A. Manz	—	—%
Lee M. Ahlstrom	23,023.59	—%
Andrew W. Tietz	10,301.76	—%
William C. Yester	42,209.95	—%

All Current Directors and Executive Officers (15 persons)	419,975.3	—%

Beneficial Owners
The Vanguard Group[4]	8,862,056	10.4%
Donald Smith & Co., Inc.[5]	8,445,690	9.9%
Franklin Resources, Inc.[6]	6,507,147	7.6%
BlackRock, Inc.[7]	4,903,711	5.8%

(1)	Unless otherwise indicated, the beneficial owner has sole voting and investment power over all shares listed.

(2)	The percent of class shown is less than one percent unless otherwise indicated.

(3)
Amount does not include any of the time vested restricted stock units held by each director as of March 9, 2015, which consisted of the following time vested restricted stock units for each director: Mr. Chase - 28,580, Mr. Kelly - 35,737, Mr. Reddy - 30,804, Ms. Robertson - 28,160, Mr. Stilley - 422,216, Mr. Taylor - 35,164, Mr. Transier - 34,745, Mr. Wehlmann - 32,863 and Mr. West - 33,689.

(4)	Based on a Schedule 13G/A filed with the SEC on February 10, 2015 by The Vanguard Group. The address for The Vanguard Group is 100 Vanguard Blvd. Malvern, PA 19355.

(5)	Based on a Schedule 13G filed with the SEC on February 3, 2015 by Donald Smith & Co., Inc. The address for Donald Smith & Co., Inc. is 152 West 57th Street New York, NY 10019.

(6)	Based on a Schedule 13G filed with the SEC on February 17, 2015 by Franklin Resources, Inc. The address for Franklin Resources, Inc. is One Franklin Parkway San Mateo, CA 94403‑1906.

(7)	Based on a Schedule 13G filed with the SEC on February 2, 2015 by BlackRock, Inc. The address for BlackRock, inc. is 55 East 52nd Street New York, NY 10022.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Executive Summary
The Company’s commitment to good corporate governance and a compensation program that aligns pay and performance is evidenced by the existing features of our executive compensation program described below.
The compensation discussion and analysis (“CD&A”) set forth below provides an explanation of our compensation programs, including the objectives of such programs and the rationale for each element of compensation, for our Chief Executive Officer (“CEO”), the Chief Financial Officer (“CFO”) and our three other most highly compensated executive officers that were employed with us at the end of the 2014 year (the “Named Executive Officers”). This section also describes the actions and decisions of the Compensation Committee of our Board of Directors (the “Compensation Committee”) as it relates to 2014 compensation decisions.
The Company became a separate public company on August 1, 2014 in a transaction involving the spin off (the “Spin Off”) of the Company from Noble Corporation plc (“Noble”). In connection with the Spin Off, the Company and Noble entered into an Employee Matters Agreement (the “Employee Matters Agreement”) relating to the Company’s employees and their participation in certain compensation and benefit plans previously maintained by Noble. The Employee Matters Agreement provides that, following the Distribution, most of Paragon’s employee benefits are provided under compensation and benefit plans adopted or assumed by the Company, most of which are substantially similar to the Noble plans that covered Paragon employees prior to the Spin Off. As described below, the Employee Matters Agreement provides mechanics for the treatment of canceled Noble equity awards and includes restrictions on the Company’s ability to make certain changes to the Company’s compensation program for a period of time after the Spin Off (generally not extending beyond December 31, 2015). The discussion of executive compensation in this CD&A generally covers the period from August 1, 2014, the date of the Spin Off, to December 31, 2014, unless otherwise indicated.
This discussion is divided into the following sections:

I.	Executive Summary

a.	2014 Operational and Financial Highlights

b.	Pay-for-Performance and CEO Compensation

c.	Compensation Program Highlights

d.	2014 Equity Awards and Proposals to Increase Shares Available under Equity Compensation Plans

e.	Shareholder Outreach Effort

II.	Details of Our Compensation Program

a.	Compensation Philosophy

b.	Board Process and Independent Review of Compensation Program

c.	Peer Groups and Benchmarking

d.	How Amounts for Compensation Components are Determined

e.	2015 Changes to Compensation Structure

f.	Retirement and Other Benefits
2014 Operational and Financial Highlights
The business environment for offshore drillers throughout 2014 was challenging. While the price of Brent crude oil, a key factor in determining customer activity levels, remained generally steady during the first six months of the year at an average price of $109/barrel, there was a significant decline beginning in August, which continued into the first quarter 2015. In response to this significant decline, many of our customers have announced plans to make significant reductions to their 2015 capital spending budgets. We anticipate that this will have a substantial negative impact on 2015 drilling activity relative to previous years.
This challenging environment is evidenced by a decrease in contractual activity, particularly for floating rigs. Jackup activity and dayrates were relatively strong through the third quarter, but with the decline in oil price, we have seen a significant decline in contracting activity and reduction in dayrates. The combination of new supply from rigs under construction, on order or planned for construction, and lower activity levels, has negatively impacted the contracting environment and intensified price competition.
The short-term outlook for dayrates and utilization for drilling rigs is challenging for both floaters and jackups and could remain so for a number of years. However, we continue to have confidence in the longer-term fundamentals for the industry. Given the announced reductions in upstream exploration and production capital expenditures, the delay or cancellation of some projects, the ongoing rate of natural decline of production, and expectations for future demand growth, combined with greater potential access by our customers to promising offshore regions, such as Mexico, we believe that oil prices will, over time, remain above the break-even prices required to incentivize exploration and development.

During 2014 and early 2015, the Company achieved numerous financial, operational and strategic milestones. Operational and strategic milestones included the following:

•	The Company completed its Spin Off from Noble and began operations as a separate public company;

•
In connection with the Spin Off, the Company successfully completed its debt financings, including the offering of its senior unsecured notes and entry into its senior secured revolving credit agreement and term loan agreement;

•
The Company completed its acquisition of Prospector Offshore Drilling S.A. (“Prospector”), a public offshore drilling company operating two newbuild jackups contracted to Total S.A. for use in the United Kingdom sector of the North Sea; and

•
Despite challenges in the offshore drilling sector, the Company added approximately $716 million in backlog between August 1, 2014 and December 31, 2014, including approximately $354 million related to the acquisition of Prospector, bringing total contract backlog at December 31, 2014 to approximately $2.2 billion.

Key financial and operational highlights for the year ended December 31, 2014 included the following:

•	adjusted net income of $351.8 million, or $4.07 per diluted share, on revenues of approximately $2.0 billion; and

•
safety results that continued to beat International Association of Drilling Contractors (“IADC”) averages, including a lost time incident rate (“LTIR”) of 0.08 and a total recordable incident rate (“TRIR”) of 0.57.

 Pay-for-Performance and CEO Compensation
The Compensation Committee is committed to a philosophy linking pay outcomes with Company performance. Therefore, a substantial portion of the compensation granted to our Chief Executive Officer (“CEO”) and reported in the Summary Compensation Table on page 26 represents long-term incentives tied to future performance and/or the price of the Company’s shares, not current cash compensation. Long-term incentive compensation may not be realized at all or for many years, and its value, if or when realized, may differ significantly from the amounts reflected in the Summary Compensation Table depending upon the future performance of the Company and the industry.
The table below illustrates the difference between cash and equity compensation shown in the Summary Compensation Table and the actual cash and equity compensation realized by our CEO for 2014:

Year	CEO Reported Cash and Equity Pay[1]	CEO Realized Cash and Equity Pay[2]	Realized Pay vs. Reported Pay
2014	$7,516,882	$2,035,398	27%

(1)
Reported Pay includes Salary, Bonus, Stock Awards, and Non-Equity Incentive Plan Compensation with respect to the years presented based on the current reporting rules for the Summary Compensation Table.

(2)
Realized Pay is cash and equity compensation actually received by the CEO during the respective year, comprising salary, cash payments of dividend equivalents on unvested restricted stock units, cash bonus attributable to the year end market value at vesting of previously granted restricted stock units. Realized Pay excludes the value of new/unvested restricted stock unit grants, deferred compensation accruals, all other compensation and other amounts that will not actually be received until a later date.

Compensation Program Highlights
The Company’s compensation program is consistent with the Company’s compensation philosophy and strong commitment to pay-for-performance and corporate governance. Highlights of the Company’s 2014 compensation program and commitment to corporate governance are included below. Beginning in 2015, the Compensation Committee had additional flexibility to make changes to the Company’s compensation program under the Employment Matters Agreement, and such changes are included under “2015 Changes to Compensation Structure.”

•
Performance-based Short Term Incentive Plan (“STIP”). All annual cash bonus amounts paid under the Company’s STIP are performance-based, with funding of the 2014 STIP determined based on the Company’s EBITDA and safety performance relative to budget. Individual payouts are performance based, based on EBITDA and safety, achievement of specific Company, team and individual objectives, and key accomplishments. The maximum award that an individual may earn under the STIP is 200% of the target STIP award. In 2015, the STIP was redesigned to include additional rigor for performance components, more challenging performance thresholds, and the inclusion of a component for management’s execution of specific and pre-established Company strategic goals.

•
Commitment to Aligning Executive Compensation with Long-term Shareholder Value. A substantial component of the equity compensation for our named executive officers in 2014 was in the form of equity awards granted shortly after the Spin Off. These awards, granted as time-vested restricted stock units, are subject to three-year cliff vesting and were designed to align executives with the long-term interests of our shareholders and promote the retention of top talent as we emerged from the Spin Off. For 2015, the Company has adopted a long-term equity performance program tied to relative total shareholder return against a peer group.

•
Independent Compensation Consulting Firm. The Compensation Committee retains an independent compensation consultant, Meridian Compensation Partners, LLC, to advise on executive compensation matters and best practices.

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Double Trigger Change of Control Agreements and Equity Awards. We do not have employment contracts with any of our named executive officers. We have entered into change of control severance agreements with all of our named executive officers that are “double trigger,” whereby an executive will only receive cash severance after the occurrence of a change of control and if his employment is subsequently terminated under certain circumstances. Such agreements also do not provide for the payment or “gross up” of any excise taxes incurred by the executive in connection with a separation. The Board also recently amended our Employee Plan (as defined below) to provide for “double trigger” vesting of any equity awards after a change of control, with vesting subject to termination of employment other than for cause.

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Share Ownership Policy. All of our directors and named executive officers are subject to a share ownership policy which prohibits sales of Company shares unless ownership requirements are satisfied. Named executive officers must own between two to three times their then current base salary, depending on position, and outside directors must own four times their then current annual cash retainer before shares can be sold.

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Limited Supplemental Benefits, Perquisites and Personal Benefits. Paragon’s executive benefits are generally limited to the restoration of our 401(k) benefits beyond IRS limits. The Compensation Committee provides limited perquisites and personal benefits, such as executive health screenings and supplemental insurance benefits, that are reasonable and consistent with market practices.

2014 Equity Awards and Proposals to Increase Shares Available under Equity Compensation Plans
Substantially all of the equity compensation granted by the Company in 2014 consisted of Replacement Units (as defined below), which the Company was obligated to issue pursuant to the terms of the Spin Off, and Retention Units (as defined below) granted shortly after the Spin Off, designed to align compensation with long-term shareholder value.

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Replacement Units. Approximately 76% of the equity compensation granted by the Company in 2014 was in the form of Replacement Units. Immediately prior to the conclusion of the Spin Off, pursuant to the Employee Matters Agreement, the Company was obligated to replace certain restricted stock units previously awarded by Noble to transitioning employees that were canceled in connection with the Spin Off (the “Canceled Noble Units”) with new time vested restricted stock units (the “Replacement TVRSUs”) and performance vested restricted stock units (the “Replacement PVRSUs” and, collectively with the Replacement TVRSUs, the “Replacement Units”). The Replacement Units represent awards previously granted by Noble over a multiyear period in 2012, 2013 and early 2014 and forfeited by employees, including the named executive officers, transitioning to the Company in connection with the Spin Off. The mechanics for determining the number of Replacement Units were set forth in the Employee Matters Agreement. Excluding the Replacement Awards, the Company’s burn rate under the Employee Plan for 2014 would have been 1.3%.

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Retention Units. Approximately 18% of the equity compensation granted by the Company in 2014 was in the form of Retention Units. In connection with the Spin Off, the Company made a one-time grant of time vested restricted stock units (the “Retention Units”) to the executive officers of the Company. These Retention Units are subject to three-year cliff vesting and were designed to align executives with the long-term interests of our shareholder and promote the retention of top talent as we emerged from the Spin Off.

As described in this proxy statement under Proposals 17 and 18, we are requesting that shareholders approve an increase in shares available under each of our 2014 Employee Omnibus Incentive Plan and 2014 Director Omnibus Plan. The primary reasons the Company is requesting an increase in shares under these plans are as follows:

•	The Compensation Committee desires to create a strong alignment between executives and long-term shareholder value creation, which requires a substantial share-based compensation program.

•	A significant portion of the shares originally reserved under the plan were issued as Replacement Units under the Employee Matters Agreement, replacing 2012, 2013, and 2014 grants made by Noble.

•	The significant decrease in the Company’s share price due to broader industry conditions since the Spin Off has resulted in a faster than anticipated depletion of shares under such plans.

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In order to align their compensation more closely with shareholders, our directors elected to have all of their 2014 compensation paid in equity in the form of restricted stock units in lieu of cash, resulting in a faster than expected depletion of shares under the Director Omnibus Plan.

 Shareholder Outreach Effort
As a newly reporting public company, 2015 will be the first year that the compensation of our named executive officers will be submitted to our shareholders for an advisory vote. In early 2015, we conducted a shareholder outreach effort regarding corporate governance and executive compensation matters through a targeted dialogue between management and shareholders. This dialogue was interactive and involved in-person meetings with members of our senior management. The outreach effort generally targeted our largest 30 shareholders, and we conducted in-person and telephonic meetings with shareholders representing approximately 30% of the Company’s outstanding shares. We intend to continue these efforts through telephonic and in-person meetings with shareholders throughout the year. We also took into account feedback from Noble’s shareholders during prior shareholder outreach efforts in designing our compensation program prior to the Spin Off. We and our shareholders share a desire to closely link pay and performance.
We are committed to reviewing all shareholder feedback throughout the process, and the Compensation Committee will consider such feedback in evaluating our compensation program. We are also committed to continued engagement between shareholders and the Company so that we can fully understand and consider shareholders’ input and concerns.
Details of Our Compensation Program
Compensation Philosophy
Our executive compensation program reflects the Company’s philosophy that executive compensation should be structured so as to closely align each executive’s interests with the interests of our shareholders, emphasizing equity-based incentives and performance-based pay. The primary objectives of the Company’s compensation program are to:

•	motivate our executives to achieve key operating, safety and financial performance goals that enhance long-term shareholder value;

•	reward performance in achieving targets without subjecting the Company to excessive or unnecessary risk; and

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establish and maintain a competitive executive compensation program that enables the Company to attract, motivate and retain experienced and highly capable executives who will contribute to the long-term success of the Company.

Consistent with this philosophy, we seek to provide a total compensation package for the named executive officers that is competitive with the compensation provided by companies in the Company’s peer group (the “Peer Group”). A substantial portion of total compensation is subject to Company, individual and share price performance. A substantial portion of compensation is also subject to forfeiture if an executive leaves the Company. In designing these compensation packages, our Compensation Committee annually reviews each compensation component and compares its use and level to various internal and external performance standards and market reference points.
 Our 2014 compensation program for our named executive officers consisted of the following components:

•	Base pay. This fixed cash component of compensation is generally used to attract and retain executives, with target salary levels set to be competitive with our Peer Group.

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Annual incentive compensation. This performance-based component of compensation was funded based on EBITDA and safety performance relative to target and paid as an annual cash bonus pursuant to the Company’s 2014 Short Term Incentive Plan (the “STIP”). The STIP encourages and rewards achievement of annual financial, safety and operating goals, as well as achievement of Company, team and individual objectives.

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Equity awards under our Long-Term Incentive Plan. 2014 Equity awards under our 2014 Employee Omnibus Incentive Plan (the “Employee Plan”) consisted of time-vested restricted stock unit awards (“TVRSUs”), which facilitate retention, align executives’ interest with the interests of our shareholders and allow executives to become stakeholders in the Company. Beginning in 2015, the Company began awarding a portion of equity compensation in the form of performance-vested restricted stock units (“PVRSUs”) as described below.

•	Other benefits. Retirement and other benefits are provided, which the Compensation Committee believes are reasonable and consistent with its overall compensation program.

The Compensation Committee has reviewed and modified the compensation program in 2015 to better align our pay with the Company’s strategy, performance and business conditions. These changes are described later in the CD&A under “2015 Changes to Compensation Structure.”
Board Process and Independent Review of Compensation Program
The Compensation Committee is responsible for determining the compensation of our directors and executive officers and for establishing, implementing and monitoring adherence to our executive compensation philosophy. The Compensation Committee provides oversight on behalf of our Board in reviewing and administering our compensation programs, benefits, incentive and equity-based compensation plans. The Compensation Committee operates independently of management and receives compensation advice and data from outside independent advisors.
The Compensation Committee charter authorizes the committee to retain and terminate, as the committee deems necessary, independent advisors to provide advice and evaluation of the compensation of directors or executive officers, or other matters relating to compensation, benefits, incentive and equity-based compensation plans and corporate performance. The Compensation Committee is further authorized to approve the fees and retention terms of any independent advisor that it retains. The Compensation Committee has engaged Meridian Compensation Partners, LLC, an independent consulting firm, (“Meridian”) to serve as the committee’s compensation consultant. The Compensation Committee has reviewed Meridian’s independence and concluded that there are no potential conflicts of interest. In addition, the Company’s management engaged Longnecker & Associates to provide limited executive compensation consulting services at the time of the Spin Off prior to the Compensation Committee’s formation and subsequent engagement of Meridian.
The compensation consultant:

•	reports to and acts at the direction of the Compensation Committee and is independent of management;

•	provides comparative market data regarding executive and director compensation to assist in establishing reference points for the principal components of compensation;

•	provides information regarding compensation trends in the general marketplace, compensation practices of the Peer Group described below, and regulatory and compliance developments; and

•	regularly participates in the meetings of the Compensation Committee and meets privately with the committee at each committee meeting.
In determining compensation for our CEO, the Compensation Committee evaluates and assesses his performance related to leadership, financial and operating results, board relations, achievement of team and individual objectives and other considerations. The compensation consultant provides market information and perspectives on market-based compensation practices and adjustments, which are considered by the Compensation Committee in its decision making process. The Compensation Committee may incorporate these considerations, as well as compensation market information, into its adjustment decisions.
In determining compensation for executive officers other than our CEO, our Compensation Committee considers the recommendations of the CEO and the market compensation information provided by the compensation consultant. The CEO works with the compensation consultant and our Vice President - Human Resources to review compensation market information and prior compensation decisions and to recommend compensation adjustments to the Compensation Committee. Our CEO and Vice President - Human Resources may attend Compensation Committee meetings at the request of the committee, except when the compensation of such individuals is being discussed. The Compensation Committee reviews and approves all compensation for the named executive officers.

Peer Groups and Benchmarking
We compete for talent with employers across many different industries globally, but our primary competitors for talent are offshore drilling companies and oilfield service companies. In making compensation decisions for our named executive officers, each element of their total direct compensation is compared against published compensation data and data provided by the compensation consultant. Compensation data from our Peer Group plays an important role in the process used by the Compensation Committee to determine the design, components and award levels in our executive compensation program. The Compensation Committee conducts a review of the compensation program with the assistance of Meridian on an annual basis to ensure that our compensation program works as designed and intended and in light of current market conditions. The following peer group is currently being used for benchmarking compensation by the Company:

Peer Group	Atwood Oceanics Diamond Offshore Drilling Inc. Ensco plc Helix Energy Solutions Group Hercules Offshore Inc. Hornbeck Offshore Services Inc. Mcdermott International Inc.	Noble Corporation plc Oil States International Inc. Parker Drilling Company Rowan Companies plc Tidewater Inc. Vantage Drilling Company
The Compensation Committee believes that the Peer Group best reflects the group of companies with which we most closely compete operationally and for executive talent. The Peer Group was selected based on the following criteria:

•	Revenues of comparable size to Paragon, with some consideration to other size metrics such as enterprise value; and

•	Primarily offshore operations either as a driller or oilfield service provider with large capital investments.
As of September 30, 2014, we ranked at the 62nd percentile of the Peer Group based on revenues.
The Compensation Committee benchmarks compensation of the named executive officers to the compensation of individuals in like positions in the companies included in the Peer Group. The Compensation Committee endeavors to be competitive with the Peer Group with respect to the various components and the aggregate level of compensation of officers in comparable positions, and generally targets executive compensation at the 50th percentile of the Peer Group. A substantial component of compensation is linked to performance, so actual compensation could be below or above the 50th percentile depending on company and individual performance. The Compensation Committee believes that this approach gives the committee the flexibility to respond to individual circumstances and offer competitive compensation packages to our executives.
How Amounts for Compensation Components are Determined
Base Salary. Base salary levels of the named executive officers were determined based on a combination of factors, including our compensation philosophy, market compensation data, competition for key executive talent, the named executive officer’s experience, leadership, contribution to the Company’s success, and the Company’s overall annual budget. The Compensation Committee conducts an annual review of the base salaries of named executive officers by taking into account these factors. In August 2014, the Compensation Committee reviewed base salaries for the named executive officers as part of the committee’s initial review of salaries following the Spin Off, and determined not to adjust base salaries at that time for our named executive officers. As of the Spin Off date, annualized base salaries for 2014 for our named executive officers were as follows:

Name	2014 Base Salary
Randall D. Stilley	$800,000
Steven A. Manz	$385,000
Lee M. Ahlstrom	$350,000
Andrew W. Tietz	$325,000
William C. Yester	$400,000
Short-Term Incentive Plan. The STIP gives participants, including the named executive officers, the opportunity to earn annual cash bonuses in relation to specified target award levels defined as a percentage of their base salaries. Plan award sizes were developed considering market data and internal equity. For each of the named executive officers, the target and maximum awards under the STIP, as a percentage of such individual’s base salary, were as follows:

Name	2014 Annual Bonus Target (% of Base Salary)	2014 Annual Bonus Maximum (% of Base Salary)
Randall D. Stilley	100%	200%
Steven A. Manz	85%	170%
Lee M. Ahlstrom	75%	150%
Andrew W. Tietz	70%	140%
William C. Yester	85%	170%
The success of the Company is tied to the achievement of key performance goals that include annual company and business unit financial and operating objectives, as well as individual and team performance. In addition, our business requires the successful ongoing planning and execution of a capital intensive business to meet the needs of our customers, and the successful management and execution of strategic initiatives.
In August 2014, the Compensation Committee adopted the STIP, which was established by Noble prior to the Spin Off. In connection with the Spin Off, the Employee Matters Agreement provided that the STIP (i) be tied to Noble performance under the Noble Corporation Short Term Incentive Plan (“Noble STIP”) for the first half of 2014 and (ii) be substantially similar to the Noble STIP, but using Paragon performance metrics, for the second half of 2014. The material provisions of the 2014 STIP are as follows:

•	Purpose: To tie annual cash bonuses directly to specific annual financial and operating goals, accomplishment of team and individual objectives, and other key accomplishments.

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Plan Funding and Performance Component: The aggregate funding of the 2014 STIP and the performance component of the STIP are determined based on the same methodology as follows: 65% is determined by the financial performance of the Company (as measured by earnings before the deduction of interest, taxes, depreciation and amortization for the current fiscal year (“EBITDA”)) relative to an EBITDA target set by the Compensation Committee (the “Financial Performance Measure”) and (ii) 35% is determined by the safety performance of the Company (as measured by the Company’s lost time incident rate (“LTIR”), as defined by the International Association of Drilling Contractors (the “IADC”)) relative to the LTIR average of the IADC for the six month period ending on September 30, 2014. The three month delay for the LTIR comparison period is due to the timing of available industry data.

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Performance Period: 50% of the award is measured relative to Company performance from July 1, 2014 to December 31, 2014, and 50% of the award is measured relative to the performance of Noble pursuant to the provisions of the Noble STIP from January 1, 2014 to June 30, 2014, pro-rated from the date of hire for any named executive officers who commenced employment with Noble after January 1, 2014.

•	Components: (1) Performance (50%) and (2) Achievement of Goals (50%)
Performance Component. The performance component is calculated based on the metrics described above. In connection with the Spin Off, for the period from January 1, 2014 through June 30, 2014, the Company agreed to measure both the Financial Performance Measure and the Safety Performance Measure for the 2014 plan year using the actual financial and safety performance of Noble. For the remainder of the 2014 plan year, the Company used the Company’s own stand-alone financial and safety performance to calculate the Financial Performance Measure and the Safety Performance Measure.
The STIP also allows for funding of up to an additional 10% to be determined by the Compensation Committee in their discretion. Based on the Company’s EBITDA and safety performance during the second half of the year, the STIP funded at 200% of target funding for such period. Taking into account Noble’s performance for the first half of the year, the combined performance for the full year 2014 resulted in the STIP funding at 200% of target funding.
The calculation of the Noble and Paragon Performance Components are set forth in the following tables:

Noble Performance Period (January 1, 2014 to June 30, 2014)
Performance Component	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	2014 Results	Payout Results	Weighting
EBITDA	$717.5	$956.7	$1,100.2	$1,216.1	200%	65%
Safety	Improvement over prior 6 month period	IADC Industry Average	≤ 90% IADC Industry Average	Noble LTIR - 0.14 90 % IADC Average - 0.14	200%	35%

Paragon Performance Period (July 1, 2014 to December 31, 2014)
Performance Component	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	2014 Results	Payout Results	Weighting
EBITDA	$281.9	$375.9	$432.3	$436.5	200%	65%
Safety	Improvement over prior 6 month period	IADC Industry Average	≤ 90% IADC Industry Average	Paragon LTIR - 0.11 90% IADC Average - 0.19	200%	35%

Achievement of Goals Component. Fifty percent (50%) of the total target STIP award is based on the achievement of specific individual, team and company goals, such as the Company’s financial results, strategic initiatives, operational performance and safety results as determined by the Compensation Committee (the “Goals Component”). The Compensation Committee reviewed these objectives in light of each officer’s and the Company’s overall performance during 2014 and awarded Mr. Stilley an aggregate bonus under the STIP, consisting of the Performance Component and Goals Component, of $1.6 million, or 200% of his target award. The Compensation Committee also reviewed the Goals Component of each of the other named executive officers in light of his and the Company’s 2014 performance.

The performance bonuses for the 2014 plan year paid to the named executive officers who were eligible to receive a STIP award are set forth in the table below:

Name	Target 2014 Bonus	Percent of Target Earned for 2014	2014 Annual Bonus
Randall D. Stilley	100%	200%	$1,600,000
Steven A. Manz	85%	173%	$566,100
Lee M. Ahlstrom	75%	200%	$525,000
Andrew W. Tietz	70%	200%	$455,000
William C. Yester	85%	200%	$680,000
Long-Term Incentives. It is important to reward executive officers and key employees with equity compensation, in keeping with our overall compensation philosophy to align executives’ and employees’ interests with the interests of our shareholders. The amount of long-term incentive compensation is determined annually based on the analysis of competitive data.
Time-Vested Restricted Stock Units. TVRSUs generally vest one-third per year over three years commencing one year from the award date. Upon vesting, these units convert automatically into unrestricted shares. Holders of TVRSUs are entitled to receive dividend equivalents on the restricted stock units. Beginning with equity awards made in early 2015, dividends on any unvested equity awards are accrued and paid when, and only to the extent, such awards vest. Our Compensation Committee believes that TVRSU’s remain an important element of compensation as they promote retention, reward individual and team achievement and, as a newly independent public company, increase the equity holdings of our executives to align executives with the interests of shareholders.
At the time of the Spin Off, the Compensation Committee granted TVRSUs to our named executive officers as retention awards, as described above. Unlike the Company’s typical TVRSU grants, which vest one-third per year over three years, the TVRSUs granted as retention awards are subject to three-year cliff vesting. These retention award TVRSUs were designed to align our senior management with the long term interests of the Company’s shareholders and promote the retention of top talent by the Company.
Replacement Restricted Stock Units. In connection with the Spin Off, the Company was contractually obligated pursuant to the Employee Matters Agreement to replace certain restricted stock units previously awarded by Noble to transitioning employees that were canceled in connection with the Spin Off.
The number of Replacement Units granted by the Company in connection with the Spin Off was equal to the number of Canceled Noble Units multiplied by a ratio equal to average closing price of a share of Noble Corporation plc during the ten (10) trading-day period ending on the Spin Off to (ii) the average closing price of a share of the Company during the ten (10) trading-day period after the Spin Off, as reported on the NYSE. The vesting dates of all Replacement Units remained the same as the underlying Canceled Units. Canceled Units that were in the form of TVRSUs were replaced with Paragon TVRSUs, and Canceled Units in the form of PVRSUs were replaced with Paragon PVRSUs.

The vesting of the Replacement PVRSUs will depend on the Company’s return on capital employed (“ROCE”) for the performance period of August 1, 2014 through the original term of the applicable Noble Canceled Unit (December 31, 2015 and December 31, 2016, respectively) (the “Performance Period”). ROCE was chosen by the Compensation Committee as the performance metric for these awards because sustained, strong ROCE performance is an important indicator of company and management performance in a capital intensive business, and strong returns allow the Company to reinvest in its fleet and operations. The Company’s ROCE is calculated as a percentage using a numerator of the Company’s average monthly net income before tax-effected interest expense during the Performance Period annualized for a single twelve month period and a denominator of the Company’s average monthly Capital Employed (as defined below) for the Performance Period. Capital Employed is defined as total assets less current liabilities excluding current maturities of long-term debt. Upon satisfaction of the performance criteria and vesting, Replacement PVRSU’s convert into unrestricted shares. Holders of Replacement PVRSU’s are entitled to receive dividend equivalents, as was the case with the underlying Canceled Awards. Beginning with any PVRSU’s granted in early 2015, dividends on any unvested awards are accrued and paid when, and only to the extent, such awards vest.
The Compensation Committee approved the target award levels in the tables below because it believes that if the Company acheives an ROCE of 8.5% during the Performance Period, compensation levels should be commensurate with this performance and awards should vest at the target level.
The number of Replacement PVRSUs that will be earned (as a percentage of the target award) upon the end of the applicable Performance Period is calculated as follows:

ROCE[1]	Percentage of Replacement PVRSUs Earned[2]
Equal to or Greater than 11%	200%
8.5%	100%
6%	25%
Less than 6%	0

(1)	ROCE for the applicable Performance Period.

(2)
Values between those listed are interpolated on a linear basis. Each percentage represents a percentage of the maximum number of Replacement PVRSUs earned for the applicable ROCE achieved by the Company during the applicable Performance Period.

The total value of long-term incentive awards is developed considering our objectives for this component of total compensation relative to the pay of the companies in the Peer Group and is set to be competitive with the Peer Group. Our CEO recommends for consideration and approval by the Compensation Committee the total value of awards for all positions other than his own. The Compensation Committee determines the total award value of awards for our CEO and, taking into consideration the CEO’s recommendations, the other positions.
Awards granted under the Employee Plan that have not vested may be subject to accelerated vesting upon the occurrence of certain events. The vesting of awards are subject to acceleration upon the death, disability or retirement of the employee or a qualifying termination following a change in control of the Company (as set forth, and as such terms are defined, in the Employee Plan, the grant agreements relating to such awards or the change of control agreements).
2015 Changes to Compensation Structure
In 2015, the Compensation Committee changed the Company’s compensation program to better align the interests of the Company’s senior management with the interests of shareholders and the Company’s strategic direction.
2015 STIP. In an effort to more closely align STIP awards with the performance of the Company, the Compensation Committee has modified the Company’s STIP for the 2015 fiscal year whereby the components for calculating payments under the STIP will be based upon the following metrics:

•	35% based on the Company’s EBITDA for the 2015 fiscal year;

•	25% based on the Company’s safety performance for the 2015 fiscal year;

•	20% based on management’s execution of specific and pre-established Company strategic goals; and

•	20% based on the individual’s personal achievement during the 2015 fiscal year.
Target STIP awards for the named executive officers, as a percentage of such officer’s base salary, remain unchanged from 2014.

Long-Term Incentives. In February, the Compensation Committee granted annual long-term incentive awards to the named executive officers comprised of 75% TVRSUs and 25% PVRSUs. In determining the composition of long-term incentive awards in 2015, the Compensation Committee took into account the Company’s recent spin-off from Noble and a desire to focus on executive retention of a new management team at a critical time for the Company. Going forward, as a general matter, the Compensation Committee expects to target a composition of 50% TVRSUs and 50% PVRSUs. Beginning with all equity awards granted in 2015, dividends on any unvested awards are accrued and paid when, and only to the extent, such awards vest.
The PVRSUs granted in February 2015 cliff vest at the end of a three year period and are subject to forfeiture if the Company’s total shareholder return (the “TSR”) for such three year period does not meet or exceed certain threshold performance levels relative to the Company’s Performance Peer Group (as defined below). To determine the number of PVRSUs that will be earned, the Company computes the percentile rank of TSR for our shares as compared to the TSR of the companies in the Performance Peer Group at the time of vesting. The performance thresholds in the below table are applicable to the PVRSUs granted in February 2015, which will vest at the end of the performance period (December 31, 2017), as a percentage of the target award.

TSR[1]	Percentage of PVRSUs Earned
100%	200%
50%	100%
25%	25%
Less than 25%	0%

(1)	Percentile ranking of the Company’s TSR as compared to the Performance Peer Group for the period commencing on the grant date of the PVRSU and ending on December 31, 2017.

(2)
Values between those listed are interpolated on a linear basis. Each percentage represents a percentage of the target number of PVRSUs earned for the applicable TSR achieved by the Company during the applicable Performance Period.

For purposes of measuring PVRSU performance beginning with the awards in 2015, the Performance Peer Group consisted of the below companies. The Performance Peer Group was selected based on companies with significant offshore drilling operations with limited regard to size. These companies have very similar operations to the Company and will be similarly impacted by macroeconomic events.

Performance Peer Group	Atwood Oceanics Diamond Offshore Drilling Inc. Ensco plc Hercules Offshore Inc. Noble Corporation plc	Pacific Drilling SA Rowan Companies plc Seadrill Ltd. Transocean Ltd. Vantage Drilling Company
Base Salary. In February 2015, the Compensation Committee reviewed base salaries for the named executive officers as part of the committee’s regularly scheduled review of salaries and determined base salaries at that time for our named executive officers. Decisions to modify salaries were based on the evaluation of market data and other factors such as individual performance and proficiency, and the current market environment. The Compensation Committee determined that it was appropriate to freeze base salaries for 2015 for our named executive officers from 2014 levels except as follows: Mr. Manz’s base salary was increased from $385,000  to $423,500 and Mr. Tietz’s salary was increased from $325,000 to $ 340,000, effective March 1, 2015.
 Retirement and Other Benefits
We offer retirement programs that are intended to supplement the personal savings and social security for covered officers and other employees. The programs include the Paragon Offshore 401(k) Savings Plan, the Paragon Offshore 401(k) Savings Restoration Plan, and the Paragon Offshore Profit Sharing Plan. The Company believes that these retirement programs assist the Company in maintaining a competitive position in attracting and retaining officers and other employees. A description of these plans, including eligibility and limits, is set forth in the following table.

Plan	Description and Eligibility	Benefits and Vesting
401(k) Savings Plan	Qualified plan that enables qualified employees, including the named executive officers, to save for retirement through a tax-advantaged combination of employee and Company contributions.	Matched at the rate of $0.70 to $1.00 per $1.00 (up to 6% of base pay) depending on years of service. Fully vested after three years of service or upon retirement, death or disability.

401(k) Savings Restoration Plan	Unfunded, nonqualified employee benefit plans under which highly compensated employees may defer compensation in excess of 401(k) plan limits.	Matching and vesting provisions mirror 401(k) Savings Plan to the extent an employee is prohibited from participating in the 401(k) Savings Plan.

Profit Sharing Plan	Qualified defined contribution plan. Available to all employees hired after August 1, 2004 who do not participates in the Salaried Employees’ Retirement Plan.	Company made an annual discretionary contribution of 3.0% of base pay for 2014. Fully vested after three years of service or upon retirement, death or disability.

For additional information regarding these plans, please see the description following the tables captioned “Nonqualified Deferred Compensation.”
Other Benefits. The Company provides named executive officers with limited perquisites and other personal benefits that the Company and the Compensation Committee believe are reasonable and consistent with its overall compensation program. Attributed costs of perquisites for the named executive officers for the year ended December 31, 2014 are included in the All Other Compensation column of the Summary Compensation Table. Such benefits include executive health screenings and Company contributions to the 401(k) Savings Plan.
The Company provides healthcare, life and disability insurance, and other employee benefit programs to its employees, including its named executive officers, which the Company believes assists in maintaining a competitive position in terms of attracting and retaining officers and other employees. These employee benefits plans are provided on a non-discriminatory basis to all employees.
Share Ownership Policy
We have adopted a share ownership policy that includes minimum share ownership requirements for all of our directors and officers, including the named executive officers. There is no required timeframe for initial compliance, but the share ownership policy prohibits sales of Company shares unless such ownership requirements are satisfied. The Company’s share ownership guidelines for our executives and directors are set forth below.

Position	Minimum Ownership (Multiple of Base Salary)
Non-Employee Directors	4 Times Then-Current Annual Cash Retainer
Chief Executive Officer	3 Times Then-Current Annual Base Salary
Executive Vice President and Senior Vice Presidents	2 Times Then-Current Annual Base Salary
Vice Presidents	1 Times Then-Current Annual Base Salary
Securities Trading Policy
The Company’s Policy on Trading in Company stock prohibits hedging or short sale transactions or buy or sell puts or calls involving Company securities, and prohibits purchases of Company securities on margin or otherwise pledging Company securities.
Determination of Timing of Equity-Based Awards
The Company’s practice may award restricted shares or restricted stock units to new executives contemporaneously with their hire date and annually to current executives at regularly-scheduled meetings of the Compensation Committee, typically following the public release of the immediately preceding year’s financial results and any other material nonpublic information.
Change of Control Arrangements
The named executive officers are parties to change of control employment agreements. These agreements become effective only upon a change of control (within the meaning set forth in the agreement). If a defined change of control occurs and the employment of the named executive officer is terminated either by us (for reasons other than death, disability or cause) or by the officer (for good reason), which requirements can be referred to as a “double trigger”, the executive officer will receive payments and benefits set forth in the agreement. The terms of the agreements are summarized in this proxy statement under the caption “Potential Payments on Termination or Change of Control - Change of Control Employment Agreements.” We believe a “double trigger” requirement, rather than a “single trigger” requirement (which would be satisfied simply if a change of control occurs), increases shareholder value because it prevents an immediate unintended windfall to the named executive officers in the event of a friendly (non-hostile) change of control.
Impact of Accounting and Tax Treatments of Compensation
The Compensation Committee intends to retain flexibility to design compensation programs, even where compensation payable under such programs may not be fully deductible, if such programs effectively recognize a full range of criteria important to the Company’s success and result in a gain to the Company that would outweigh the limited negative tax effect.

Conclusion
We believe our compensation program’s components and levels are competitive and appropriate for our industry and provide a direct link to enhancing shareholder value and advancing the core principles of our compensation philosophy and objectives to ensure the long-term success of the Company. We continually monitor current trends and issues in our industry, as well as the effectiveness of our program relative to our objectives and will modify our program as and when appropriate consistent with these objectives.
The following Compensation Committee report shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules, except for the required disclosure herein or in the 2014 Annual Report, or to the liabilities of Section 18 of the Exchange Act, and such information shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

COMPENSATION COMMITTEE REPORT
To the Shareholders of Paragon Offshore plc:
The compensation committee of the Board has reviewed and discussed with management of the Company the Compensation Discussion and Analysis included in this proxy statement. Based on such review and discussion, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE
March 12, 2015	William L. Transier, Chair
Thomas L. Kelly II
Dean E. Taylor

The following table sets forth the compensation of our Chief Executive Officer and Chief Financial Officer during 2014 and the other executive officers of the Company who we have determined are our named executive officers for 2014 pursuant to the applicable rules of the SEC (collectively, the “named executive officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary[1]	Bonus[2]	Stock Awards[3,4,5]	Option Awards[3]	Non-Equity Incentive Plan Compensation[1]	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation[6]	Total
Randall D. Stilley President & CEO	2014	$333,333	$—	$5,481,484	$—	$1,600,000	$8,920	$109,318	$7,533,055
Steven A. Manz SVP & CFO	2014	$160,417	$—	$1,533,791	$—	$566,100	$16,873	$37,382	$2,314,563
Lee M. Ahlstrom SVP - IR, Strategy & Planning	2014	$145,833	$—	$1,765,707	$—	$525,000	$11,810	$42,970	$2,491,320
Andrew W. Tietz SVP - Marketing & Contracts	2014	$135,417	$—	$1,326,361	$—	$455,000	$11,758	$35,626	$1,964,163
William C. Yester SVP - Operations	2014	$166,667	$—	$1,698,577	$—	$680,000	$17,679	$37,678	$2,600,602

(1)	Represents base salary for the period from August 1, 2014, the date of the Spin-Off, to December 31, 2014.

(2)	The cash performance bonuses awarded under the STIP are disclosed in the Non-Equity Incentive Plan Compensation column.

(3)
Represents the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. A description of the assumptions made in our valuation of restricted share awards is set forth in Note 5 to our audited consolidated financial statements in our annual report on 2014 Annual Report.

(4)
Includes $3,481,489 representing the value of the 316,499 Replacement TVRSUs granted to Mr. Stilley, $858,792 representing the value of the 78,072 Replacement TVRSUs granted to Mr. Manz, $499,424 representing the value of the 43,383 Replacement TVRSUs granted to Mr. Ahlstrom, $317,401 representing the value of the 27,622 Replacement TVRSUs granted to Mr. Tietz, and $415,574 representing the value of the 36,136 Replacement TVRSUs granted to Mr. Yester, each of which were granted in connection with our Spin Off from Noble, calculated as the number of shares that may be issued multiplied by the fair value price of the shares on the grant date.

(5)
Includes $666,292 representing the grant date fair value of the 60,572 Replacement PVRSUs granted to Mr. Ahlstrom, $408,969 representing the grant date fair value of the 37,179 Replacement PVRSUs granted to Mr. Tietz and $533,055 representing the grant date fair value of the 48,455 Replacement PVRSUs granted to Mr. Yester, each of which were granted in connection with our Spin Off from Noble, calculated as the maximum number of shares that may be issued multiplied by the fair value price of the shares on the grant date.

(6)
The amount in All Other Compensation includes Company contributions to the Paragon Offshore 401(k) Savings Plan, dividends paid by the Company on restricted stock units (Mr. Stilley - $102,064; Mr. Manz - $27,577; Mr. Ahlstrom - $33,188; Mr. Tietz - $23,771; and Mr. Yester - $30,602) and premiums paid by the Company for medical, dental, life, and AD&D and business travel and accident insurance and executive physicals.

The following table sets forth certain information about grants of plan-based awards during the year ended December 31, 2014 to each of the named executive officers.

GRANTS OF PLAN – BASED AWARDS

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2,3]			All Other Stock Awards: Number of shares of Stock or Units[4,5] (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards[6]
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Randall D. Stilley	8/15/14	$400,000	$800,000	$1,600,000	—	—	—	527,915	—	—	$5,481,484
Steven A. Manz	8/15/14	$163,625	$327,250	$654,500	—	—	—	149,425	—	—	$1,533,791
Lee M. Ahlstrom	8/15/14	$131,250	$262,500	$525,000	15,143	30,287	60,572	106,807	—	—	$1,765,707
Andrew W. Tietz	8/15/14	$113,750	$227,500	$455,000	9,295	18,590	37,179	91,046	—	—	$1,326,361
William C. Yester	8/15/14	$170,000	$340,000	$680,000	12,114	24,228	48,455	115,417	—	—	$1,698,577

(1)
Represents the dollar value of the applicable range (threshold, target and maximum amounts) of Performance Bonuses awarded under the STIP. The Performance Bonus awarded to the named executive officers under the STIP is set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)	Represents Replacement PVRSUs awarded in connection with the Spin Off from Noble Corporation plc under the Employee Plan.

(3)
Represents 60,572 Replacement PVRSUs granted to Mr. Ahlstrom, 37,179 Replacement PVRSUs granted to Mr. Tietz and 48,455 Replacement PVRSUs granted to Mr. Yester, each of which were granted in connection with our Spin Off from Noble.

(4)	Represents TVRSUs and Replacement TVRSUs awarded during the year ended December 31, 2014 under the Employee Plan.

(5)
Includes 316,499 Replacement TVRSUs granted to Mr. Stilley, 78,072 Replacement TVRSUs granted to Mr. Manz, 43,383 Replacement TVRSUs granted to Mr. Ahlstrom, 27,622 Replacement TVRSUs granted to Mr. Tietz and 36,136 Replacement TVRSUs granted to Mr. Yester, each of which were granted in connection with our Spin Off from Noble.

(6)	Represents the aggregate grant date fair value of the award computed in accordance with FASB ASC Topic 718 based on the maximum future payouts under the equity incentive plan awards.

For a description of the material terms of the awards reported in the Grants of Plan-Based Awards table, including performance-based conditions and vesting schedules applicable to such awards, see “Compensation Discussion and Analysis – How Amounts for Compensation Components are Determined.”

The following table sets forth certain information about outstanding equity awards at December 31, 2014 held by the named executive officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards[1]				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested[2] (#)	Market Value of Shares or Units of Stock That Have Not Vested[3] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested[4] (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested[3] ($)
Randall D. Stilley[5]	—	—	N/A	N/A	527,915	$1,462,325	—	$—
Steven A. Manz[6]	—	—	N/A	N/A	149,425	$413,907	—	$—
Lee M. Ahlstrom[7,10]	—	—	N/A	N/A	106,807	$295,855	30,286	$83,892
Andrew W. Tietz[8,11]	—	—	N/A	N/A	91,046	$252,197	18,590	$51,594
William C. Yester[9,12]	—	—	N/A	N/A	115,417	$319,705	24,228	$67,112

(1)	The Company has not granted any options to the named executive officers.

(2)	Except as otherwise noted, the numbers in this column represent TVRSUs and Replacement TVRSUs awarded under the Employee Plan.

(3)	The market value was computed by multiplying the closing market price of the shares at December 31, 2014 ($2.77 per share) by the number of restricted stock units that have not vested.

(4)	The numbers in this column represent Replacement PVRSUs and are calculated based upon the assumption that the applicable target performance goal is achieved.

(5)
Includes 316,499 Replacement TVRSUs granted to Mr. Stilley in connection with our Spin Off. The Replacement TVRSUs have the same vesting schedules as the Canceled Noble Units that they replace and will vest as follows: 105,499 on February 13, 2015, 105,500 on February 13, 2016 and 105,500 on February 13, 2017.

(6)
Includes 78,072 Replacement TVRSUs granted to Mr. Manz in connection with our Spin Off. The Replacement TVRSUs have the same vesting schedules as the Canceled Noble Units that they replace and will vest as follows: 26,024 on April 25, 2015, 26,024 on April 25, 2016 and 26,024 on April 25, 2017.

(7)
Includes 43,383 Replacement TVRSUs granted to Mr. Ahlstrom in connection with our Spin Off. The Replacement TVRSUs have the same vesting schedules as the Canceled Noble Units that they replace and will vest as follows: 8,602 on January 29, 2015, 6,703 on February 1, 2015, 4,171 on February 3, 2015, 8,602 on January 29, 2016, 6,703 on February 1, 2016 and 8,602 on January 29, 2017.

(8)
Includes 27,622 Replacement TVRSUs granted to Mr. Tietz in connection with our Spin Off. The Replacement TVRSUs have the same vesting schedules as the Canceled Noble Units that they replace and will vest as follows: 5,334 on January 29, 2015, 4,022 on February 1, 2015, 3,576 on February 3, 2015, 5,334 on January 29, 2016, 4,022 on February 1, 2016 and 5,334 on January 29, 2017.

(9)
Includes 36,136 Replacement TVRSUs granted to Mr. Yester in connection with our Spin Off. The Replacement TVRSUs have the same vesting schedules as the Canceled Noble Units that they replace and will vest as follows: 6,881 on January 29, 2015, 5,362 on February 1, 2015, 4,767 on February 3, 2015, 6,881 on January 29, 2016, 5,363 on February 1, 2016 and 6,882 on January 29, 2017

(10)
Includes 60,572 Replacement PVRSUs granted to Mr. Ahlstrom in connection with our Spin Off, composed of 18,993 and 41,579 Replacement PVRSUs that will vest, if at all, based upon the applicable performance measures over the 2014-2015 and 2014-2016 performance cycles, respectively.

(11)
Includes 37,179 Replacement PVRSUs granted to Mr. Tietz in connection with our Spin Off, composed of 11,396 and 25,783 Replacement PVRSUs that will vest, if at all, based upon the applicable performance measures over the 2014-2015 and 2014-2016 performance cycles, respectively.

(12)
Includes 48,455 Replacement PVRSUs granted to Mr. Yester in connection with our Spin Off, composed of 15,193 and 33,262 Replacement PVRSUs that will vest, if at all, based upon the applicable performance measures over the 2014-2015 and 2014-2016 performance cycles, respectively.

The following table sets forth for the named executive officers certain information as of December 31, 2014 and for the year then ended about the Paragon Offshore 401(k) Savings Restoration Plan.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions In Last FY1 ($)	Company Contributions In Last FY2 ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Randall D. Stilley	$—	$1,120	$—	$—	$1,120
Steven A. Manz	$9,205	$4,331	$95	$—	$13,633
Lee M. Ahlstrom	$7,292	$—	$5,024	$—	$12,315
Andrew W. Tietz[3]	$—	$—	$—	$—	$—
William C. Yester	$31,667	$9,879	$58,035	$—	$99,581

(1)	The Executive Contributions reported in this column are also included in the Salary column of the Summary Compensation Table.

(2)	The Company Contributions reported in this column are also included in the All Other Compensation column of the Summary Compensation table.

(3)	Not a participant in the Paragon Offshore 401(k) Savings Restoration Plan in 2014.

The Paragon Offshore Grandfathered 401(k) Savings Restoration Plan (which applies to compensation deferred by a participant that was vested prior to January 1, 2005) and the Paragon Offshore 401(k) Savings Restoration Plan (which applies to employer matching contributions and to compensation that was either deferred by a participant or became vested on or after January 1, 2005) are nonqualified, unfunded employee benefit plans under which certain highly compensated employees of the Company and its subsidiaries may elect to defer compensation in excess of amounts deferrable under the Paragon Offshore 401(k) Savings Restoration Plan and, subject to certain limitations specified in the plan, receive employer matching contributions in cash. The employer matching amount is determined in the same manner as are employer matching contributions under the Paragon Offshore 401(k) Savings Restoration Plan.
Compensation considered for deferral under these nonqualified plans consists of cash compensation payable by an employer, defined in the plan to include certain subsidiaries of the Company, to a participant in the plan for personal services rendered to such employer prior to reduction for any pre-tax contributions made by such employer and prior to reduction for any compensation reduction amounts elected by the participant for benefits, but excluding bonuses, allowances, commissions, deferred compensation payments and any other extraordinary compensation. For each plan year, participants in these plans are able to defer up to 19 percent of their basic compensation for the plan year, all or any portion of any bonus otherwise payable by an employer for the plan year, and for plan years commencing prior to January 1, 2009, the applicable 401(k) amount. With respect to the Paragon Offshore 401(k) Savings Restoration Plan, the applicable 401(k) amount is defined to mean, for a participant for a plan year, an amount equal to the participant’s basic compensation for such plan year, multiplied by the contribution percentage that is in effect for such participant under the Paragon Offshore 401(k) Savings Restoration Plan for the plan year, reduced by the lesser of: (i) the applicable dollar amount set forth in Section 402(g)(1)(B) of the Code for such year or (ii) the dollar amount of any Paragon Offshore 401(k) Savings Restoration Plan contribution limitation for such year imposed by the committee.
A participant’s benefit under these nonqualified plans normally will be distributed to such participant (or in the event of his or her death, to his or her designated beneficiary) in a single lump sum payment or in approximately equal annual installments over a period of five years following such participant’s separation from service with the Company and its subsidiaries. Mr. Stilley, Mr. Manz, Mr. Yester and Mr. Ahlstrom are participants in the Paragon Offshore 401(k) Savings Restoration Plan. Mr. Yester is a participant in the Paragon Offshore Grandfathered 401(k) Savings Restoration Plan.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE OF CONTROL
Change of Control Employment Agreements
The Company has entered into change of control employment agreements with each executive officer of the Company (each, a “Change in Control Agreement”). The Change in Control Agreements become effective only upon a change of control of the Company (within the meaning set forth below). If (i) a defined change of control occurs and (ii) the employment of the officer is terminated either by the Company or its subsidiaries (for reasons other than death, disability or cause) or by the officer (for good reason) within three years of such change in control, which requirements can be referred to as a “double trigger,” the officer will receive the following payments and benefits, as further described in the Change of Control Agreement:

•
a lump sum cash payment equal to the sum of: (i) the portion of the officer’s highest bonus paid in the last three (3) years before such change of control (the “Highest Bonus”) prorated for the current fiscal year, (ii) an amount equal to 18 times the highest monthly COBRA premium (within the meaning of Section 4980B of the United States Internal Revenue Code of 1986 (the “Code”) during the 12-month period preceding the termination of the Officer’s employment, and (iii) any accrued vacation pay, in each case to the extent not theretofore paid (the “Accrued Obligation”);

•
a lump sum cash payment equal to two (2) times (or in the case of Mr. Stilley, three (3) times) the sum of such officer’s annual base salary (based on the highest monthly salary paid in the 12 months prior to such change of control) and such Officer’s Highest Bonus (the “Severance Amount”);

•
welfare benefits for an 18-month period to the officer and the officer’s family at least equal to those that would have been provided had the officer’s employment been continued. If, however, the officer becomes reemployed with another employer and is eligible to receive welfare benefits under another employer provided plan, the welfare benefits provided by the Company and its affiliates would be secondary to those provided by the new employer (the “Welfare Benefit”);

•
a lump sum amount equal to the excess of: (i) the actuarial equivalent of the benefit under the qualified and nonqualified defined benefit retirement plans of the Company and its affiliated companies in which the officer would have been eligible to participate had the officer’s employment continued for three (3) years from the date of such change of control over (ii) the actuarial equivalent of the officer’s actual benefit under such plans (the “Supplemental Retirement Amount”);

•	outplacement services for six months (not to exceed $50,000); and

•	the 100 percent vesting of all benefits under the Company’s 2014 Employee Omnibus Incentive Plan and any other similar plan to the extent such vesting is permitted under the Code.
A “change of control” is defined in the Change of Control Agreement to mean:

•
the acquisition by any individual, entity or group of 25 percent or more of the Company’s outstanding shares, but excluding any acquisition directly from the Company or by the Company, or any acquisition by any corporation under a reorganization, merger, amalgamation or consolidation if the conditions described below in the third bullet point of this definition are satisfied;

•	individuals who constitute the incumbent board of directors (as defined in the Change in Control Agreements) of the Company cease for any reason to constitute a majority of the board of directors;

•
consummation of a reorganization, merger, amalgamation or consolidation of the Company, unless following such a reorganization, merger, amalgamation or consolidation: (i) more than 50 percent of the then outstanding ordinary shares (or equivalent security) of the company resulting from such transaction and the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors are then beneficially owned by all or substantially all of the persons who were the beneficial owners of the outstanding shares immediately prior to such transaction, (ii) no person, other than the Company or any person beneficially owning immediately prior to such transaction 25 percent or more of the outstanding shares, beneficially owns 25 percent or more of the then outstanding ordinary shares (or equivalent security) of the company resulting from such transaction or the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors, and (iii) a majority of the members of the board of directors of the company resulting from such transaction were members of the incumbent board of directors of the Company at the time of the execution of the initial agreement providing for such transaction;

•
consummation of a sale or other disposition of all or substantially all of the assets of the Company, other than to a company, for which following such sale or other disposition: (i) more than 50 percent of the then outstanding ordinary shares (or equivalent security) of such company and the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors are then beneficially owned by all or substantially all of the persons who were the beneficial owners of the outstanding shares immediately prior to such sale or other disposition of assets, (ii) no person, other than the Company or any person beneficially owning immediately prior to such transaction 25 percent or more of the outstanding shares, beneficially owns 25 percent or more of the then outstanding ordinary shares (or equivalent security) of such company or the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors, and (iii) a majority of the members of the board of directors of such company were members of the incumbent board of directors of the Company at the time of the execution of the initial agreement providing for such sale or other disposition of assets; or

•	approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
However, a “change of control” will not occur as a result of a transaction if: (i) the Company becomes a direct or indirect wholly owned subsidiary of a holding company and (ii) either (A) the shareholdings for such holding company immediately following such transaction are the same as the shareholdings immediately prior to such transaction or (B) the shares of the Company’s voting securities outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the outstanding voting securities of such holding company immediately after giving effect to such transaction.

Under the Change in Control Agreement, “cause” means: (i) the willful and continued failure by the officer to substantially perform his duties or (ii) the willful engaging by the officer in illegal conduct or gross misconduct that is materially detrimental to the Company or its affiliates.
Payments pursuant to the Change in Control Agreement to “specified employees” under Code Section 409A may be delayed until six months after the termination of the officer’s employment.
The Change in Control Agreement also contains a confidentiality provision obligating the officer to hold in strict confidence and not to disclose or reveal, directly or indirectly, to any person, or use for the officer’s own personal benefit or for the benefit of anyone else, any trade secrets, confidential dealings or other confidential or proprietary information belonging to or concerning the Company or any of its affiliated companies, with certain exceptions set forth expressly in the provision. Any term or condition of the Change in Control Agreement may be waived at any time by the party entitled to have the benefit thereof (whether the subsidiary of the Company party to the agreement or the officer) if evidenced by a writing signed by such party.
The Change in Control Agreement provides that payments thereunder do not reduce any amounts otherwise payable to the officer, or in any way diminish the officer’s rights as an employee, under any employee benefit plan, program or arrangement or other contract or agreement of the Company or any of its affiliated companies providing benefits to the officer.
Assuming (i) a defined change of control occurs and (ii) the employment of the officer is terminated either by the Company or its subsidiaries (for reasons other than death, disability or cause) or by the officer (for good reason) within three years of such change in control, the following table sets forth the estimated amounts of payments and benefits under the agreement for each of the indicated named executive officers.

Payment or Benefit	Randall D. Stilley	Steven A. Manz	Lee M. Ahlstrom	Andrew W. Tietz	William C. Yester
Accrued Obligations	$1,701,727	$720,453	$581,530	$510,087	$750,957
Severance Amount	$7,200,000	$2,079,000	$1,750,000	$1,560,000	$2,160,000
Welfare Benefit Continuation	$—	$—	$—	$—	$—
Supplemental Retirement Amount	$—	$—	$—	$—	$—
Outplacement Services[1]	$50,000	$50,000	$50,000	$50,000	$50,000
Accelerated Vesting of Restricted Stock Units[2,3,4,5]	$1,462,325	$413,907	$379,748	$303,690	$386,815

(1)	Represents an estimate of the costs to the Company of outplacement services for six months.

(2)
Represents the total number of restricted stock units, including TVRSUs, Replacement TVRSUs and Replacement PVRSUs, held at December 31, 2014 (the last trading day of 2014) and the aggregate value thereof at December 31, 2014 (computed by multiplying $2.77, the closing market price of the shares at December 31, 2014, by the total number of restricted units held).

(3)
Includes the total number of TVRSUs held at December 31, 2014 (the last trading day of 2014), and the aggregate value of accelerated vesting thereof at December 31, 2014 (computed by multiplying $2.77, the closing market price of the shares at December 31, 2014, by the total number of TVRSUs held), were as follows: Mr. Stilley - 211,416 shares valued at $585,622; Mr. Manz - 71,353 shares valued at $197,648; Mr. Ahlstrom - 63,424 shares valued at $175,684; Mr. Tietz - 63,424 shares valued at $175,684; and Mr. Yester - 79,281 shares valued at $219,608.

(4)
Includes total number of Replacement TVRSUs held at December 31, 2014 (the last trading day of 2014), and the aggregate value of accelerated vesting thereof at December 31, 2014 (computed by multiplying $2.77, the closing market price of the shares at December 31, 2014, by the total number of Replacement TVRSUs held), were as follows: Mr. Stilley - 316,499 shares valued at $876,702; Mr. Manz - 78,072 shares valued at $216,259; Mr. Ahlstrom - 43,383 shares valued at $120,171; Mr. Tietz - 27,622 shares valued at $76,513; and Mr. Yester - 36,136 shares valued at $100,097.

(5)
Includes the total number of Replacement PVRSUs held at December 31, 2014 (the last trading day of 2014), and the aggregate value of accelerated vesting thereof at December 31, 2014 (computed by multiplying $2.77, the closing market price of the shares at December 31, 2014, by 50% of the total number of Replacement PVRSUs held), were as follows: Mr. Ahlstrom - 30,286 shares valued at $83,892; Mr. Tietz - 18,590 shares valued at $51,493; and Mr. Yester - 24,228 shares valued at $67,110.

The Change in Control Agreement provides that if the officer’s employment is terminated within three years after a change of control by reason of disability or death, the agreement will terminate without further obligation to the officer or the officer’s estate, other than for the payment of Accrued Obligations, the Severance Amount, the Supplemental Retirement Amount and the timely provision of the Welfare Benefit Continuation. If the officer’s employment is terminated for cause within the three years after a change of control, the agreement will terminate without further obligation to the officer other than for payment of the officer’s base salary through the date of termination, to the extent unpaid, and the timely payment when otherwise due of any compensation previously deferred by the officer. If the officer voluntarily terminates the officer’s employment within the three years after a change of control (other than during the 30-day period following the first anniversary of a change of control), excluding a termination for good reason, the agreement will terminate without further obligation to the officer other than for payment of the officer’s base salary through the date of termination, to the extent unpaid, the payment of the Accrued Obligations, and the timely payment when otherwise due of any compensation previously deferred by the officer.
The 2014 Employee Omnibus Incentive Plan
The 2014 Employee Omnibus Incentive Plan (the “Employee Plan”) allows for the award of restricted stock units and incorporates the definition of change of control in the Change of Control Agreements to which our named executive officers are party which are described above under “Change of Control Agreements.” In 2014, we awarded time-vested and performance-vested restricted stock units under the Employee Plan to our named executive officers.
Restricted Stock Units
We granted TVRSUs, Replacement TRVSUs and Replacement PVRSUs in 2014, some of which continue to be subject to vesting restrictions.
Both our TVRSU award agreements and our Replacement TVRSU award agreements (collectively, the “Time Vested Award Agreement”) provide for the vesting of 100% of the awards upon the occurrence of a change of control of the Company. The Time Vested Award Agreement also provides for pro rata vesting upon the death, disability or retirement of the officer, based on months of service completed in the applicable performance period. The Time Vested Award Agreements define a change of control as set out in the Employee Plan, provided the change of control also satisfies the requirements of Section 409A of the Code.

Our Replacement PVRSU award agreements (the “Replacement PVRSU Award Agreements”) provide for the vesting of 50% of the awards for each of the 2014-2015 and 2014-2016 cycles upon the occurrence of a change of control of the Company. The Replacement PVRSU Award Agreements also provide for pro rata vesting upon the occurrence of the death, disability or retirement of the officer, based on months of service completed in the applicable performance period; however, such vesting is also subject to the actual performance achieved and may not result in an award. The Replacement PVRSU Award Agreements define a change of control as set out in the Employee Plan, provided the change of control also satisfies the requirements of Section 409A of the Code. At December 31, 2014, none of the restricted stock units granted under the Replacement PVRSU Award Agreements to the named executive officers had vested.
Assuming (i) a defined change of control occurs and (ii) the employment of the officer is terminated either by the Company or its subsidiaries (for reasons other than death, disability or cause) or by the officer (for good reason) within three years of such change in control, the following table sets forth certain information about restricted stock units subject to accelerated vesting for the indicated named executive officers.

Name	Number of TVRSUs Subject to Acceleration of Vesting	Aggregate Value of Acceleration of Vesting
Randal D. Stilley	211,416	$585,622
Steven A. Manz	71,353	$197,648
Lee M. Ahlstrom	63,424	$175,684
Andrew W. Tietz	63,424	$175,684
William C. Yester	79,281	$219,608

Name	Number of Replacement TVRSUs Subject to Acceleration of Vesting	Aggregate Value of Acceleration of Vesting
Randal D. Stilley	316,499	$876,702
Steven A. Manz	78,072	$216,259
Lee M. Ahlstrom	43,383	$120,171
Andrew W. Tietz	27,622	$76,513
William C. Yester	36,136	$100,097

Name	Number of Replacement PVRSUs Subject to Acceleration of Vesting	Aggregate Value of Acceleration of Vesting
Randal D. Stilley	—	$—
Steven A. Manz	—	$—
Lee M. Ahlstrom	30,286	$83,892
Andrew W. Tietz	18,590	$51,493
William C. Yester	24,228	$67,112

DIRECTOR COMPENSATION
The compensation committee of our Board (the “Compensation Committee”) sets the compensation of our directors. In determining the appropriate level of compensation for our directors, the Compensation Committee considers the commitment required from our directors in performing their duties on behalf of the Company, as well as comparative information the committee obtains from compensation consulting firms and from other sources. Set forth below is a description of the compensation of our directors.
Annual Retainers and Other Fees and Expenses.
We pay each of our non-employee directors an annual retainer of $50,000 and, in 2014, granted 15,856 TVRSUs that vest in full immediately prior to the Company’s 2015 AGM. We pay our non-employee directors a meeting fee of $2,000 per meeting of the Board or applicable committee thereof attended by such non-employee director. The chair of the audit committee receives an annual retainer of $15,000 and the chair of each other standing Board committee receives an annual retainer of $10,000. The non-executive chairman or lead director of the Board also receives an annual fee of $20,000. We also reimburse directors for travel, lodging and related expenses they may incur in attending Board and committee meetings, and related activities in connection with the duties as director. The amounts of cash compensation referenced above are annualized and are paid to each non-employee director in quarterly installments in arrears on the last business day prior to the end of the fiscal quarter.
Our non-employee directors may elect to receive TVRSU’s in lieu of all or a portion of such cash compensation under the 2014 Director Omnibus Plan (the “Director Plan”). If a one of our non-employee director elects to receive TVRSU’s in lieu of cash, such non-employee director will receive a number of TVRSU’s equal to 125% of the amount of cash compensation due to such non-employee director for the applicable quarterly installment based upon the closing price of the Company’s ordinary shares on the last trading day of the applicable fiscal quarter. Each TVRSU granted in lieu of cash compensation will vest in full immediately prior to the Company’s next AGM.
The following table shows the compensation of our non-employee directors for the year ended December 31, 2014.

DIRECTOR COMPENSATION FOR 2014

Name	Fees Earned or Paid in Cash[1] ($)	Stock Awards[2] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)[3]	Total ($)[4]
Anthony R. Chase	$46,250	$149,998	$—	$—	$—	$3,065	$199,313
Thomas L. Kelly II	$68,750	$149,998	$—	$—	$—	$3,184	$221,932
John P. Reddy	$53,750	$149,998	$—	$—	$—	$3,208	$206,956
Julie J. Robertson	$43,750	$149,998	$—	$—	$—	$3,128	$196,876
Dean E. Taylor	$67,500	$149,998	$—	$—	$—	$3,224	$220,722
William L. Transier	$65,000	$149,998	$—	$—	$—	$3,001	$217,999
David W. Wehlmann	$60,625	$149,998	$—	$—	$—	$3,192	$213,815
J. Robinson West	$63,750	$149,998	$—	$—	$—	$3,144	$216,892

(1)	Includes the portion of the compensation paid to our directors in TVRSUs under the Director Plan, including any premium for receiving restricted stock units in lieu of cash, if applicable.

(2)	The value is based on the grant date fair value of the shares multiplied by the aggregate number of shares that were granted on that date.

(3)	Reflects dividend equivalents received by directors with respect to TVRSUs.

(4)
All of the directors fees for 2014 were taken in the form of TVRSUs, all of which were unvested as of December 31, 2014. The value of these TVRSUs, calculated by multiplying the closing market price of the Company’s shares on December 31, 2014 ($2.77 per share) by the number of TVRSUs held by each director, was as follows: Mr. Chase - $79,167, Mr. Kelly - $98,991, Mr. Reddy - $85,327, Ms. Robertson - $78,003, Mr. Taylor - $97,404, Mr. Transier - $96,244, Mr. Wehlmann - $91,031 and Mr. West - $93,319.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth as of December 31, 2014 information regarding securities authorized for issuance under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	4,959,828
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	4,959,828
A description of the material features of the Employee Plan and the Director Plan are set forth on pages 44 and 53, respectively, of this proxy statement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10 percent of the shares, to file with the SEC initial reports of ownership and reports of changes in ownership of such shares. Directors, officers and beneficial owners of more than 10% of the shares are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our directors and officers that no other reports were required, during the year ended December 31, 2014, our directors, officers and beneficial owners of more than 10% of the shares complied with all applicable Section 16(a) filing requirements, except for Mr. Reddy who did not timely file one Form 4 due to a technical error.

REPORT OF THE AUDIT COMMITTEE
To the Shareholders of
Paragon Offshore plc:
The board of directors (the “Board”) of Paragon Offshore plc (the “Company”) maintains an audit committee of the Board (the “Audit Committee”) composed of three non-management directors. The Board has determined that the Audit Committee’s current membership satisfies the rules of the U.S. Securities and Exchange Commission (“SEC”) and New York Stock Exchange (“NYSE”) that govern audit committees, including the requirements for audit committee member independence set out in Section 303A.02 of the NYSE’s corporate governance standards and Rule 10A-3 under the United States Securities Exchange Act of 1934, as amended.
The Audit Committee oversees the Company’s financial reporting process on behalf of the entire Board. Management has the primary responsibility for the Company’s financial statements and the reporting process, including the systems of internal controls. The primary responsibilities of the audit committee are to select and retain the Company’s auditors (including review and approval of the terms of engagement and fees), to review with the auditors the Company’s financial reports (and other financial information) provided to the SEC and the investing public, to prepare and publish this report, and to assist the Board with oversight of the following:

•	integrity of the Company’s financial statements,

•	compliance by the Company with standards of business ethics and legal and regulatory requirements,

•	qualifications and independence of the Company’s independent auditors and

•	performance of the Company’s independent auditors and internal auditors.
In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements with management of the Company.
The Audit Committee reviewed and discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Public Company Accounting Oversight Board AS 16. In addition, the Audit Committee has discussed with the Company’s independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures below and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regulating the independent auditor’s communications with the Audit Committee concerning independence.
The Audit Committee discussed with the independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee held four meetings during 2014 and met again on February 16, 2015, February 19, 2015 and March 10, 2015.
Summary
In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the 2014 Annual Report for filing with the SEC. The Audit Committee also determined that the provision of services other than audit services rendered by PricewaterhouseCoopers LLP was compatible with maintaining PricewaterhouseCoopers LLP’s independence.

AUDIT COMMITTEE
March 10, 2015	David W. Wehlmann, Chair
Thomas L. Kelly II
John P. Reddy

AUDITORS
Fees Paid to Independent Registered Public Accounting Firm
The following table sets forth the fees paid to PricewaterhouseCoopers LLP for services rendered during the year ended December 31, 2014 (in thousands):

Fee	2014
Audit Fees (1)	$2,968,980
Audit-Related Fees (2)	96,300
Tax Compliance Fees	193,280
Tax Consulting Fees	241,037
Total	$3,499,597

(1)
Represents fees for professional services rendered for the audit of the Company’s annual financial statements for 2014 and the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for each of those years.

(2)	Fees for 2014 also include audit-related services performed in connection with our Spin Off of from Noble Corporation plc.
Pre-Approval Policies and Procedures
The Audit Committee has adopted a pre-approval policy framework for audit and non-audit services, which established that the Audit Committee may adopt a pre-approval policy framework each year under which specified audit services, audit-related services, tax services and other services may be performed without further specific engagement pre-approval. On February 19, 2015, the Audit Committee readopted such policy framework for 2015. Under the policy framework, all tax services provided by the independent auditor must be separately pre-approved by the Audit Committee. Requests or applications to provide services that do require further, separate approval by the Audit Committee are required to be submitted to the Audit Committee by both the independent auditors and the chief accounting officer, chief financial officer or controller of the Company, and must include a joint statement that, in their view, the nature or type of service is not a prohibited non-audit service under the SEC’s rules on auditor independence.

RESOLUTIONS 10, 11 & 12

RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSE COOPERS LLP (US) AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM,
APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP (UK) AS UK STATUTORY AUDITOR AND
AUTHORIZATION OF AUDIT COMMITTEE TO DETERMINE UK STATUTORY AUDITOR’S COMPENSATION
The Audit Committee has voted unanimously to appoint the U.S. firm of PricewaterhouseCoopers LLP as independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2015, and to re-appoint the U.K. firm of PricewaterhouseCoopers LLP as U.K. statutory auditors to the Company under the UK Companies Act 2006 (the “UK Companies Act”) (to hold office from the conclusion of the 2015 AGM until the conclusion of the next AGM at which accounts are laid before the Company). You are being asked to ratify that appointment as independent registered public accounting firm and to approve their re-appointment as U.K. statutory auditors. You are also being asked to authorize the Audit Committee to determine the compensation of PricewaterhouseCoopers LLP as U.K. statutory auditors of the Company. PricewaterhouseCoopers LLP has audited our financial statements since the Spin-Off.
Representatives of the U.S. firm of PricewaterhouseCoopers LLP and the U.K. firm of PricewaterhouseCoopers LLP are expected to be present at the 2015 AGM to respond to appropriate questions from shareholders, and they will be given the opportunity to make a statement should they desire to do so.
Approval of each of the resolutions requires the affirmative vote of at least a simple majority of the votes cast on each resolution at the 2015 AGM in person or by proxy.
Recommendation
Our Board unanimously recommends that you vote FOR:

(a)	the ratification of the appointment of PricewaterhouseCoopers LLP (US) as the Company’s independent registered public accounting firm for fiscal year 2015;

(b)
the re-appointment of PricewaterhouseCoopers LLP (UK) as the Company’s U.K. statutory auditor (to hold office from the conclusion of the 2015 AGM until the conclusion of the next AGM at which accounts are laid before the Company); and

(c)	the authorization of the Audit Committee to determine the U.K. statutory auditors’ compensation.

RESOLUTION 13

APPROVAL BY ADVISORY VOTE OF THE COMPANY’S EXECUTIVE COMPENSATION
Our Board recognizes the interest the Company’s shareholders have in the compensation of the Company’s named executive officers. In recognition of that interest and in accordance with the requirements of the SEC rules and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, this resolution, commonly known as a “say on pay” proposal, provides the Company’s shareholders with the opportunity to cast an advisory vote on the compensation of the Company’s named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules, including the discussion of the Company’s compensation program and philosophy beginning on page 13 of this proxy statement and the compensation tables beginning on page 26 of this proxy statement. This advisory vote is intended to give the Company’s shareholders an opportunity to provide an overall assessment of the compensation of the Company’s named executive officers rather than focus on any specific item of compensation. As described in the Compensation Discussion and Analysis included in this proxy statement, the Company has adopted an executive compensation program that reflects the Company’s philosophy that executive compensation should be structured so as to align each executive’s interests with the interests of the Company’s shareholders.
As an advisory vote, the shareholders’ vote on this resolution is not binding on our Board or the Company and our Board could, if it concluded it was in the Company’s best interests to do so, choose not to follow or implement the outcome of the advisory vote. However, the Company expects that the Compensation Committee will review voting results on this resolution and give consideration to the outcome when making future executive compensation decisions for the Company’s named executive officers.
Approval of the resolution, on an advisory basis, requires the affirmative vote of at least a simple majority of the votes cast on the resolution at the 2015 AGM in person or by proxy.
Recommendation
Our Board unanimously recommends that you approve, on an advisory basis, the compensation of the Company’s named executive officers by voting FOR the approval of the following ordinary resolution:
RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement relating to the 2015 AGM pursuant to the executive compensation disclosure rules promulgated by the SEC, is hereby approved.

RESOLUTION 14

APPROVAL BY ADVISORY VOTE ON ONGOING FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTE
This proposal provides the Company’s shareholders with the opportunity to cast an advisory vote on the ongoing frequency of the shareholder advisory vote (the “Shareholder Advisory Vote”) on the compensation of the Company’s named executive officers (such as Proposal (13)). Our Board recommends that the Company hold a Shareholder Advisory Vote every year.

Our Board has concluded that holding a Shareholder Advisory Vote every year will permit shareholders to provide timely, direct input regarding the Company’s executive compensation program. Our Board recognizes that our shareholders may have different views as to the best approach to executive compensation and corporate governance matters and believes that an annual vote will enable shareholders to engage in an ongoing dialogue with the Board regarding these matters.

As an advisory vote, the shareholder’s vote on this resolution is not binding on our Board or the Company and our Board could, if it concluded it was in the Company’s best interests to do so, choose not to follow or implement the outcome of this advisory vote. However, in setting the agenda for future shareholder meetings, the Company expects that our Board will review voting results on this resolution and give consideration to the outcome.

Approval of the resolution, on a non-binding advisory basis, requires the affirmative vote of holders of at least a majority of the votes cast at the 2015 AGM in person or by proxy. If none of the alternatives in the proposal (one year, two years or three years) receive a majority vote, our Board will consider the frequency that receives the highest number of votes cast by shareholders to be the frequency that has been selected by shareholders. All duly submitted and unrevoked proxies will be voted for the proposal to hold an advisory vote once every year, except where a contrary vote is indicated or authorization to vote is withheld.

Recommendation
Our Board unanimously recommends that you approve, on an advisory basis, the frequency of the advisory vote on compensation of the Company’s named executive officers by voting FOR the approval of the following ordinary resolution:
RESOLVED, that the advisory vote on the compensation of the Company’s named executive officers be submitted to shareholders of the Company once every year.

RESOLUTION 15

APPROVAL BY ADVISORY VOTE OF THE
DIRECTORS’ REMUNERATION REPORT
In accordance with the provisions of the UK Companies Act, the directors’ remuneration report in the Annual Report and Accounts contains:

•	a statement by William L. Transier, chairperson of the Compensation Committee;

•	the directors’ remuneration policy in relation to future payments to the Company’s directors and former directors (the “Remuneration Policy”); and

•	the annual report on remuneration, which sets out director remuneration for the financial year ending December 31, 2014.
The directors’ remuneration report is set out in full in the Annual Report and Accounts.
An annual advisory shareholder vote by ordinary resolution is required on the statement by the Compensation Committee chairperson and the annual report on remuneration.
As an advisory vote, the shareholders’ vote on this resolution is not binding on our Board or the Company and our Board could, if it concluded it was in the Company’s best interests to do so, choose not to follow or implement the outcome of the advisory vote. However, the Company expects that the Compensation Committee will review voting results on this resolution and give consideration to the outcome when making future compensation decisions for the Company’s directors.
Approval of the resolution, on an advisory basis, requires the affirmative vote of holders of at least a majority of the votes cast on the resolution at the 2015 AGM in person or by proxy.
The Remuneration Policy is subject to a separate binding shareholder vote, to be passed as an ordinary resolution, in Resolution 16.
Recommendation
Our Board unanimously recommends that you approve, on an advisory basis, the Company’s directors’ remuneration report (other than the part containing the Remuneration Policy) for the year ended December 31, 2014 by voting FOR the ordinary resolution.

RESOLUTION 16

APPROVAL OF THE DIRECTORS’ REMUNERATION POLICY
UK quoted companies are required to submit their directors’ remuneration policy to a binding shareholders’ vote at least once every three years.
The Remuneration Policy is set out in the directors’ remuneration report in the Annual Report and Accounts and sets out the Company’s forward looking policy on directors’ remuneration (including the approach to exit payments for directors). The Remuneration Policy will commence on May 1, 2015. Payments will continue to be made to directors and former directors in line with contractual arrangements existing prior to such date.
Once the Remuneration Policy commences, all compensation payments and payments for loss of office to directors must be made in accordance with the Remuneration Policy (unless a payment has been separately approved by a shareholder resolution) or be consistent with certain pre-existing agreements as permitted by applicable UK regulations.
If the Remuneration Policy is approved, it will be valid for three financial years without a new shareholder approval (i.e. until the 2018 AGM, being the latest date by which the Company will be required to pass a further resolution to approve its Remuneration Policy).
If the Remuneration Policy is not approved, the Company will, if and to the extent permitted by the UK Companies Act, continue to make payments to directors in accordance with existing contractual arrangements and will seek shareholder approval for a revised policy as soon as is practicable.
Approval of the resolution requires the affirmative vote of a majority of the votes cast on the resolution at the 2015 AGM in person or by proxy.
Recommendation
Our Board unanimously recommends that you vote FOR the ordinary resolution to approve the Remuneration Policy to commence on May 1, 2015.

RESOLUTION 17

APPROVAL OF AMENDED AND RESTATED EMPLOYEE PLAN
Our Board proposes that our shareholders approve the amendment and restatement of the 2014 Employee Omnibus Incentive Plan (the “Employee Plan”) to increase the number of shares that can be issued under the Employee Plan from 8,475,340 shares to 11,675,340 shares.
Background
The Board previously adopted the Employee Plan which was approved by our stockholder in connection with our separation from Noble. The Board adopted an amendment and restatement of the Employee Plan on March 19, 2015. The restatement of the Employee Plan will become effective upon approval by our stockholders.
Section 162(m) of the Code provides that certain compensation in excess of $1 million that is paid to the chief executive officer and the next three most highly paid officers of a public company (other than the chief financial officer) is not deductible . Compensation which constitutes “performance-based compensation” within the meaning of Section 162(m) generally is not subject to the foregoing limitations. In order to constitute “performance-based compensation,” our stockholders must approve the material terms of the Employee Plan pursuant to which the compensation is granted and certain other requirements must be met.
The following are the most significant changes to the Employee Plan as amended and restated:

•	We have increased the number of shares available for issuance under the Employee Plan to a total number of 11,675,340.

•
The Employee Plan continues to include a general three year minimum service requirement for non-performance stock and cash awards, but previously provided that up to 10% of such awards available under the Employee Plan could be granted with no minimum service period. We have modified the Employee Plan to provide that 5% of the shares authorized for issuance under the Employee Plan may be granted with a one year minimum service period from the date of grant.

•
We have modified the amendment provisions of the Employee Plan to provide that, except as described in the preceding bullet, awards under the Employee Plan must not be amended to accelerate the vesting or exercisability of awards or waive any restrictions (or eliminate or reduce restrictions) on awards.

•
We have modified the provisions of the Employee Plan to set forth the treatment of awards in the event of a change in control (as defined in the Employee Plan). Generally, special treatment of awards is available only if the participant experiences an involuntary termination of employment within 18 months following a change in control (a “double trigger” provision).

•	We have added the ability to make additional stock-based awards as more fully described below.
Purpose and Overview
The Employee Plan was designed to attract and retain employees of us and our subsidiaries, to encourage the sense of proprietorship of such employees and to stimulate the active interest of such persons in our development and financial success and that of our subsidiaries. These objectives are to be accomplished by making awards under the Employee Plan and thereby providing such employees with a proprietary interest in our growth and performance and of our subsidiaries.
The primary reasons the Company is requesting an increase in shares under the Employee Plan are as follows:

•	The Compensation Committee desires to create a strong alignment between executives and long-term shareholder value creation, which requires a substantial share-based compensation program.

•
A significant portion of the shares originally reserved under the plan were issued as Replacement Units in accordance with under the Employee Matters Agreement, replacing 2012, 2013, and 2014 grants made by Noble.

•	The significant decrease in the Company’s share price due to broader industry conditions since the Spin Off has resulted in a faster than anticipated depletion of shares under the Employee Plan.

Overview of Employee Plan Awards
The Employee Plan authorizes the award of stock options (including incentive stock options (“ISOs”) and non-qualified stock options), stock appreciation rights (“SARs”), stock awards, restricted stock unit awards, other stock-based awards, performance unit awards and cash awards, each as described below.
Prohibition on Repricing
The Employee Plan includes a restriction providing that, without stockholder approval or other than as a result of adjustments in connection with corporate transactions, we cannot not decrease the exercise price of a stock option or SAR after the date of grant or cancel any outstanding stock options or SARs in exchange for cash or other awards or stock options or SARs with an exercise price that is less than the exercise price of the original stock option or SAR.
Description of the Employee Plan
The following is a brief description of the material features of the Employee Plan. This description, including information summarized above, is qualified in its entirety by reference to the full text of the Employee Plan, a copy of which is attached to this Proxy Statement as Annex A.
Administration of the Employee Plan
The Employee Plan is administered by a “Committee” which generally means the Compensation Committee. For purposes of the Employee Plan and subject to the terms and conditions of the Employee Plan, the Committee has the authority to (a) interpret the terms of the Employee Plan, (b) adopt rules, regulations and guidelines for carrying out the Employee Plan, (c) amend or modify awards, including extending the exercisability of awards and, in certain cases, accelerating vesting of awards, (d) determine the time or times of receipt of awards, (e) determine the employees to whom awards will be granted, types of awards to be granted, and the number of shares of our common stock that is to be covered by awards, and (f) establish the terms, conditions, performance targets, restrictions, and other provisions of awards. In addition, the Committee also has the authority to determine the extent to which awards under the Employee Plan will be structured as “performance-based compensation” for purposes of Section 162m) of the Code and to take such action, establish such procedures, and impose such restrictions at the time such awards are granted as the Committee determines to be necessary or appropriate to conform to the requirements of Section 162(m) of the Code.
Except as necessary to preserve exemptions under the securities laws or as required to cause an award to be treated as a “performance-based award” for purposes of section 162(m) of the Code, the Committee may delegate any of its duties under the Employee Plan to such agents as it determines from time to time (including the delegation to our Chief Executive Officer, our senior human resources officer or other authorized officer the authority to grant awards under the Employee Plan).
Eligibility
Our employees (including our executive officers), employees of our subsidiaries that are at least 50% owned by us, and any person who has agreed to employment by us or one of our subsidiaries are eligible to receive awards under the Employee Plan and thereby become a “participant” in the Employee Plan. In the case of an award to an individual who has agreed to become an employee, an award may only be effective if the individual actually becomes an employee following the date of such agreement.
Approximately 2,929,576 replacement equity awards, 386,886 promotion equity awards, 538,577 retention equity awards and 33,557 other equity awards were issued in connection with the Spin Off.
Shares Available under the Employee Plan
We have reserved 11,675,340 shares of our common stock (the “Maximum Share Limit”) that may be allotted and issued, transferred, or delivered pursuant to awards under the Employee Plan. The number of shares available for grants of ISOs under the Employee Plan is equal to the Maximum Share Limit. Each share subject to an award granted under the Employee Plan shall be counted against the Maximum Share Limit as 1 share. Shares available under the Employee Plan may be unissued shares, shares held in treasury by us or one or more of our subsidiaries, or shares acquired by or allotted and issued or gifted to trustees under any employee trust.

Awards settled in cash shall not reduce the Maximum Share Limit under the Employee Plan. If an award expires or is terminated, cancelled or forfeited, the shares associated with the expired, terminated, cancelled or forfeited awards shall again be available for awards under the Employee Plan. The following shares shall not become available again for allotment and issuance, transfer, or delivery under the Employee Plan: (a) shares that are tendered or surrendered, or to which the right to require us to allot and issue, transfer or deliver shares is forfeited or surrendered, in payment of the stock option price of a stock option, or withheld or delivered, or to which the right to require us to allot and issue, transfer or deliver shares is forfeited or surrendered, to satisfy withholding obligations; and (b) shares underlying a free-standing grant of an SAR, to the extent the number of such shares exceeds the number of shares actually allotted and issued, transferred, or delivered upon exercise or settlement of such SAR.
On March 2, 2015, the last reported sale price of our common stock in composite transactions for NYSE-listed securities was $1.90 per share.
Other Limitations
The following limitations shall apply under the Employee Plan: (a) no employee may be granted during any calendar year awards consisting of stock options or SARs that are exercisable for more than 3,000,000 shares; (b) no employee may be granted during any calendar year stock awards covering or relating to more than 3,000,000 shares, and (c) no employee may be granted during any calendar year cash awards or other awards that may be settled solely in cash having a value determined on the grant date in excess of $15,000,000.
Adjustments
The existence of outstanding awards under the Employee Plan shall not affect in any manner our right or power or the right or power of our shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in our capital stock or our business or any merger or consolidation of us, or any issue of bonds, debentures, preferred or prior preference stock or the dissolution or liquidation of us, or any sale or transfer of all or any part of our assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
If at any time while the Employee Plan is in effect there shall be any increase or decrease in the number of our allotted and issued and outstanding shares effected without receipt of consideration therefor by us, through the declaration of a dividend in shares or through any recapitalization, amalgamation, merger, demerger or conversion or otherwise in which we are the surviving corporation, resulting in a split-up, combination or exchange of our shares, then and in each such event, appropriate adjustments may be made to (a) the Maximum Share Limit under the Employee Plan; (b) the individual limits on grants of stock-based awards described above; and (c) in the number of shares and the exercise price per share, as applicable, to outstanding awards under the Employee Plan.
In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee may make such adjustments to awards or other provisions for the disposition of awards as it deems equitable, and shall be authorized, in its discretion, including providing for substitution of awards, acceleration of vesting, exercisability and lapse of restrictions on awards and cash out of awards.
Impact of a Change of Control
Subject to the general adjustment provisions of the Employee Plan discussed above, in the event that a change in control occurs and, within 18 months from the date of the change in control, the participant incurs an involuntary termination of employment without cause then, unless determined by the Committee in its sole discretion, upon such termination (a) a participant’s then-outstanding stock options and SARs that are not vested shall immediately become fully vested (and, to the extent applicable, all performance conditions shall be deemed satisfied at target) and exercisable over the exercise period set forth in the applicable award agreement, (b) a participant’s then-outstanding awards, other than stock options and SARs, that are not vested and which are not performance-based shall become fully vested and shall be settled in cash, shares or a combination thereof as provided for under the applicable award agreement; and (c) a participant’s then-outstanding awards, other than stock options and SARs, that are not vested and as to which are performance-based shall immediately vest and all performance conditions shall be deemed satisfied as if target performance was achieved and shall be settled, in cash, shares or a combination thereof as provided for under the applicable award agreement.

Awards under the Employee Plan
Generally
Each award under the Employee Plan shall be evidenced by an award agreement which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, subject to the terms and conditions of the Employee Plan. Awards may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under the Employee Plan or any other plan of us or our subsidiaries, including the plan of any acquired entity, subject to the restrictions of the Employee Plan. Upon the termination of employment by a participant, any unexercised, unvested or unpaid awards shall be treated as set forth in the applicable award agreement or in any other written agreement entered into with the participant.
Any stock award or cash award that (a) is not a performance award shall have a minimum restriction period of three years from the date of grant or (b) is a performance award shall have a minimum performance period of one year from the date of grant; provided, however, that (1) the Committee may provide for earlier vesting upon an employee’s termination of employment by reason of death, disability, retirement or change in control and (2) vesting of a stock award or cash award may occur incrementally over the three-year restriction period. The foregoing notwithstanding, 5% of the total number of shares available for allotment and issuance, transfer, or delivery under the Employee Plan shall have a minimum Restriction Period of one year from the date of grant.
Awards may be made in the form of cash or by the allotment and issuance, transfer of delivery of shares (in book-entry or certificated form), or a combination thereof, and may include such restrictions as the Committee shall determine, including, but not limited to, in the case of shares, restrictions on transfer and forfeiture provisions.
Dividends and Dividend Equivalents
Rights to dividends will be extended to and made part of any restricted stock award and dividend equivalents may be extended to and made part of any restricted stock unit award, other stock-based award and performance unit award, subject in each case to such terms, conditions and restrictions as the Committee may establish as set forth in the award agreement thereto. Dividends and/or dividend equivalents shall not be made part of any stock options or SARs.
Stock Options and SARs
An award under the Employee Plan may be in the form of a stock option or an SAR. A “stock option” means a right to purchase a specified number of shares of our common stock at a specified exercise price determined at the time of grant. A stock option may be either an ISO (which is an option that is intended to satisfy the requirements of section 422 of the Code) or a nonqualified stock option (which is an option which is not intended to satisfy the requirements of section 422 of the Code). ISOs may only be granted to our employees and our corporate subsidiaries determined under IRS rules. An SAR means a right to receive a payment, in cash or by allotment and issuance, transfer, or delivery of share of our common stock, equal to the excess of the fair market value of a specified number of shares on the date the right is exercised over a specified exercise price. The exercise price of a stock option or an SAR shall be not less than the fair market value of the shares subject thereto on the grant date.
The term of a stock option or SAR shall not exceed 10 years from the grant date; provided that the period during which a stock option or SAR may be exercised may be extended by the Committee under certain limited circumstances to avoid violations of applicable Federal, state, local or foreign law. Stock options and SARs may not include provisions that “reload” a stock option or SAR upon exercise. Subject to the terms and conditions of the Employee Plan, the terms, conditions and limitations applicable to any stock option or SAR, including, but not limited to, the term of any stock option or SAR and the date or dates upon which the stock option or SAR becomes vested and exercisable, shall be determined by the Committee.
Unless provided by the Committee in the award agreement, all rights to exercise a stock option and any SAR shall terminate six months after the date the participant ceases to be employed by at least one of the employers in the group of employers consisting of us and our subsidiaries (or the remaining term of the stock option or SAR if shorter). In the event of the termination of employment of the participant on account of fraud, dishonesty or other acts detrimental to the interests of us or any of our affiliates, any stock options and SARs shall thereafter be null and void for all purposes.

Stock Awards and Stock Unit Awards
An award may be in the form of a stock award. A “stock award” means an award in the form of shares of our common stock, including a restricted stock award, a restricted stock unit award, an other stock-based award that may be settled in shares, a performance unit award that may be settled in shares, or an award of unrestricted shares, but excluding stock options and SARs. A “restricted stock unit” means a unit that provides for the allotment and issuance, transfer, or delivery of one share or equivalent value in cash upon the satisfaction of the terms, conditions, and restrictions applicable to such restricted stock unit. “Restricted stock” means shares of our common stock that are allotted and issued or transferred and that are restricted or subject to forfeiture provisions. An “other stock-based award” is any other award that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares, as deemed by the Committee to be consistent with the purposes of this Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value and payment contingent upon our performance or any other factors designated by the Committee, and awards valued by reference to the book value of shares or the value of securities of or the performance of our specified subsidiaries. A “performance unit” means a unit evidencing the right to receive in specified circumstances one share or our common stock or equivalent value in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied. Performance awards are discussed in greater detail below. The terms, conditions and limitations applicable to any stock award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee, subject to the terms and conditions of the Employee Plan.
Cash Awards
An award may be in the form of a cash award. A “cash award” is an award under the Employee Plan that is denominated in cash. The terms, conditions and limitations applicable to a cash award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee in accordance with the Employee Plan.
Performance Awards
Any award may be in the form of a performance award. The terms, conditions and limitations applicable to an award that is a performance award shall be determined by the Committee. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of performance awards that will be paid out to the participant and/or the portion of an award that may be exercised.
Nonqualified Performance awards
Performance awards granted to employees that are not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be based on achievement of such performance goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.
Qualified Performance Awards
Performance awards granted to employees under the Employee Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective performance goals established by the Committee in accordance with the requirements of Section 162(m). Performance goals may apply to the employee, one or more our business units, divisions or sectors or us as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A performance goal shall include one or more of the following:

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revenue and income measures (which include various revenue, gross margin, income from operations, net income, net sales, earnings per share, earnings before interest, taxes, depreciation and amortization (“EBITDA”), earnings before interest and taxes (“EBIT”) and economic value added (“EVA”) measures;

•
expense measures (which include various costs of goods sold, selling, finding and development costs, operating and maintenance expenses, general and administrative expenses and overhead costs measures);

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operating measures (which include various productivity, total costs, operating income, funds from operations, cash from operations, after-tax operating income, market share, margin, sales volumes, availability, commercial capacity factor and total margin capture factor measures);

•	cash flow measures (which include various net cash flow from operating activities and working capital, adjusted cash flow and free cash flow measures);

•	liquidity measures (which include various earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization measures);

•	leverage measures (which include various debt-to-equity ratio, gross debt and net debt measures);

•	market measures (which include various market share, stock price, growth measure, total shareholder return and market capitalization measures);

•	return measures (which include various return on equity, return on assets and return on invested capital measures);

•	corporate value measures (which include various compliance, safety, environmental and personnel measures); and

•	other measures such as those relating to mergers, acquisitions, dispositions, or similar transactions, or to customer satisfaction.

The Committee may provide in any such performance award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in our annual report to shareholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses, (h) unrealized gains and losses on energy derivatives, (i) settlement of hedging activities, and (j) gains and losses from asset sales and emission and exchange allowance sales.
Assignability
Unless otherwise determined by the Committee and expressly provided for in an award agreement, no award or any other benefit under the Employee Plan shall be assignable or otherwise transferable except (a) by will or the laws of descent and distribution or (b) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of the Employee Plan or applicable award and in a form acceptable to the Committee. The Committee may prescribe and include in applicable award agreements other restrictions on transfer.
Taxes
We shall have the right to require payment of applicable taxes, social security obligations and pension plan obligations (or similar charges) as a condition to settlement of any award. The amount determined by the Committee to be due upon the grant or vesting of any award, or at any other applicable time, shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the participant, the participant may arrange for such payment by means of surrendering, or otherwise forfeiting or surrendering the right to require us to allot and issue, transfer, or deliver shares with respect to the award, or tendering shares, valued at fair market value on the date of exercise, or any combination of the foregoing methods, or otherwise entering into arrangements to pay the withholding amount in a form acceptable to us.
Awards to Foreign Nationals and Employees Outside the United States
The Committee may, without amending the Employee Plan, (1) establish special rules applicable to awards granted to participants who are foreign nationals, are employed or otherwise providing services outside the United States, or both, including rules that differ from (but do not enlarge on) those set forth in the Employee Plan, and (2) grant awards to such participants in accordance with those rules.
Amendment and Termination of the Employee Plan
The Board may amend, modify, suspend or terminate the Employee Plan (and the Committee may amend an award agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (1) no amendment or alteration that would adversely affect the rights of any participant under any award previously granted to such participant shall be made without the consent of such participant, (2) no amendment may accelerate the vesting or exercisability of an award, eliminate or make less restrictive any restrictions contained in an award, waive any restriction or other provision of the Employee Plan applicable to an award, except as otherwise provided in the Employee Plan and (3) no amendment or alteration shall be effective prior to its approval by our shareholders to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which our stock is listed, including any amendment that expands the types of awards available under the Employee Plan, materially increases the number of shares available for awards under the Employee Plan, materially expands the classes of persons eligible for awards under the Employee Plan, materially extends the term of the Employee Plan, materially changes the method of determining the exercise price of stock options, deletes or limits any provisions of the Employee Plan that prohibit the repricing of stock options or SARs, or decreases any minimum vesting requirements for any stock award except as otherwise permitted under the Employee Plan.

U.S. Federal Income Tax Implications of the Employee Plan
The discussion which follows is a summary, based on current law, of some significant U.S. federal income tax considerations relating to awards under the Employee Plan. The following is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Employee Plan.
Stock Options. The grant of a nonqualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of common stock acquired over the exercise price for those shares of common stock, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares of common stock will be treated as capital gains and losses, with the basis in such shares of common stock equal to the fair market value of the shares of common stock at the time of exercise.

The exercise of a nonqualified stock option through the delivery of previously acquired common stock generally will be treated as a non-taxable, like-kind exchange as to the number of shares of common stock surrendered and the identical number of shares of common stock received under the stock option. That number of shares of common stock will take the same basis and, for capital gains purposes, the same holding period as the shares of common stock that are given up. The value of the shares of common stock received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the participant at the time of the exercise. The excess shares of common stock will have a new holding period for capital gain purposes and a basis equal to the value of such shares of common stock determined at the time of exercise.

The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of us or one of our subsidiaries (determined under applicable Code rules) during the period beginning on the date of the grant of the stock option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code). The excess of the fair market value of the shares of common stock at the time of the exercise of an ISO over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the ISO is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares of common stock acquired pursuant to the ISO exercise, the participant will have a basis in those shares of common stock equal to the fair market value of the shares of common stock at the time of exercise.

If the participant does not sell or otherwise dispose of the shares of common stock within two years from the date of the grant of the ISO or within one year after receiving the transfer of such shares of common stock, then, upon disposition of such shares of common stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and we will not be entitled to any deduction for Federal income tax purposes. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income, and we will be allowed a corresponding deduction, at the time of the disposition of the shares of common stock, in an amount equal to the lesser of (a) the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized upon disposition of the shares of common stock over the exercise price. If the amount realized exceeds the value of the shares of common stock on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares of common stock.

The exercise of an ISO through the exchange of previously acquired stock will generally be treated in the same manner as such an exchange would be treated in connection with the exercise of a nonqualified stock option; that is, as a non-taxable, like-kind exchange as to the number of shares of common stock given up and the identical number of shares of common stock received under the stock option. That number of shares of common stock will take the same basis and, for capital gain purposes, the same holding period as the shares of common stock that are given up. However, such holding period will not be credited for purposes of the one-year holding period required for the new shares of common stock to receive ISO treatment. Shares of our common stock received in excess of the number of shares of common stock given up will have a new holding period and will have a basis of zero or, if any cash was paid as part of the exercise price, the excess shares of common stock received will have a basis equal to the amount of the cash. If a disqualifying disposition (a disposition before the end of the applicable holding period) occurs with respect to any of the shares of common stock received from the exchange, it will be treated as a disqualifying disposition of the shares of common stock with the lowest basis.

If the exercise price of an ISO is paid with shares of common stock acquired through a prior exercise of an ISO, gain will be realized on the shares of common stock given up (and will be taxed as ordinary income) if those shares of common stock have not been held for the minimum ISO holding period (two years from the date of grant and one year from the date of transfer), but the exchange will not affect the tax treatment, as described in the immediately preceding paragraph, of the shares of common stock received.

SARs. A participant generally will not realize any taxable income upon the grant of an SAR. Upon the exercise of the SAR, the participant will recognize ordinary income in an amount equal to the amount of cash and/or the fair market value, at the date of such exercise, of the shares of common stock received by the participant as a result of such exercise. We will generally be entitled to a deduction in the same amount as the ordinary income realized by the participant.

Other Awards. The federal income tax consequences of other types of awards under the Employee Plan will depend on the type of award. The tax treatment of the grant of shares of common stock depends on whether the shares are subject to a substantial risk of forfeiture (determined under Code rules) at the time of the grant. If the shares are subject to a substantial risk of forfeiture, the participant will not recognize taxable income at the time of the grant and when the restrictions on the shares lapse (that is, when the shares are no longer subject to a substantial risk of forfeiture), the participant will recognize ordinary taxable income in an amount equal to the fair market value of the shares at that time. If the shares are not subject to a substantial risk of forfeiture or if the participant elects to be taxed at the time of the grant of such shares under Section 83(b) of the Code, the participant will recognize taxable income at the time of the grant of shares in an amount equal to the fair market value of such shares at that time, determined without regard to any of the restrictions. If the shares are forfeited before the restrictions lapse, the participant will be entitled to no deduction on account thereof. The participant’s tax basis in the shares is the amount recognized by the participant as income attributable to such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares is capital gain or loss if the shares are otherwise capital assets.

In the case of other awards, such as restricted stock units or performance stock units, the participant generally will not have taxable income upon the grant of the award provided that there are restrictions on such awards that constitute a substantial risk of forfeiture under applicable Code rules. Participants will generally recognize ordinary income when the restrictions on awards lapse, on the date of grant if there are no such restrictions or, in certain cases, when the award is settled. At that time, the participant will recognize taxable income equal to the cash or the then fair market value of the shares issuable in payment of such award, and such amount will be the tax basis for any shares received. In the case of an award which does not constitute property at the time of grant (such as an award of units), participants will generally recognize ordinary income when the award is paid or settled.

We generally will be entitled to a tax deduction in the same amount, and at the same time, as the income is recognized by the participant.
Section 162(m)
As discussed above, compensation that qualifies as “performance-based compensation” under Section 162(m) of the Code is excluded from the $1 million deductibility cap of Section 162(m), and therefore remains fully deductible by the company paying it. Generally, stock options and SARs granted with an exercise price or exercise price at least equal to 100% of fair market value of the underlying stock at the date of grant and performance awards to employees that the Committee designates as “performance-based compensation” for section 162(m) purposes are intended to qualify as such “performance-based compensation”. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the Employee Plan will be fully deductible under all circumstances. In addition, other awards under the Employee Plan, such as non-performance-based awards, generally will not so qualify, so that compensation paid to certain executives in connection with such awards may, to the extent it and other compensation subject to Section 162(m)’s deductibility cap exceed $1 million in a given year, not be deductible by us as a result of Section 162(m). Compensation to certain employees resulting from the earning or vesting of awards in connection with a change in control or termination following a change in control also may be non-deductible under Sections 4999 and 280G of the Code.
The foregoing provides only a general description of the application of federal income tax laws to certain awards under the Employee Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Employee Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. The summary does not address in any detail the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

Approval of the resolution requires the affirmative vote of a simple majority of the votes cast on the resolution at the 2015 AGM in person or by proxy.

Recommendation
Our Board unanimously recommends that you vote FOR the ordinary resolution to approve the amendment and restatement of the Employee Plan.

RESOLUTION 18

APPROVAL OF AMENDED AND RESTATED DIRECTOR PLAN
Our Board proposes that our shareholders approve the amendment and restatement of the 2014 Director Omnibus Plan (the “Director Plan”) to increase the number of shares that can be issued under the Director Plan from 500,000 shares to 1,500,000 shares.
Background
The Board previously adopted the Director Plan which was approved by our stockholder in connection with our separation from Noble Corporation plc. The Board adopted an amendment and restatement of the Director Plan on March 19, 2015. The restatement of the Director Plan will become effective upon approval by our stockholders.
The most significant change to the Director Plan as amended and restated was to increase the number of shares of our common stock available for issuance under the Director Plan to a total of 1,500,000:
Purpose and Overview
The Director Plan was designed to attract and retain our non-employee directors (“Directors”), to encourage the sense of proprietorship of such directors and to stimulate the active interest of such persons in our development and financial success and that of our subsidiaries. These objectives are to be accomplished by making awards under the Director Plan and thereby providing such Directors with a proprietary interest in our growth and performance and of our subsidiaries.
The primary reasons the Company is requesting an increase in shares under the Director Plan are as follows:

•	The Compensation Committee desires to create a strong alignment between executives and long-term shareholder value creation, which requires a substantial share-based compensation program.

•	The significant decrease in the Company’s share price due to broader industry conditions since the Spin Off has resulted in a faster than anticipated depletion of shares under the Director Plan.

•
Our directors elected to have all of their 2014 compensation paid in equity in the form of restricted stock units in lieu of cash, resulting in a faster than expected depletion of shares under the Director Plan.

Overview of Director Plan Awards
The Director Plan authorizes the award of stock options, stock appreciation rights (“SARs”), stock awards, and cash awards, each as described below. The Director Plan also addresses special provisions relating to the manner in which a Director’s compensation may be paid.
Prohibition on Repricing
The Director Plan includes a restriction providing that, without stockholder approval or other than as a result of adjustments in connection with corporate transactions, we cannot not decrease the exercise price of a stock option or SAR after the date of grant or cancel any outstanding stock options or SARs in exchange for cash or other awards or stock options or SARs with an exercise price that is less than the exercise price of the original stock option or SAR.
Description of the Director Plan
The following is a brief description of the material features of the Director Plan. This description, including information summarized above, is qualified in its entirety by reference to the full text of the Director Plan, a copy of which is attached to this Proxy Statement as Annex B.
Administration of the Director Plan
The Director Plan is administered by the Board. For purposes of the Director Plan and subject to the terms and conditions of the Director Plan, the Board has the authority to (a) interpret the terms of the Director Plan, (b) adopt rules, regulations and guidelines for carrying out the Director Plan, (c) amend or modify awards, including extending the exercisability of awards and, in certain cases, accelerating vesting of awards, (d) determine the time or times of receipt of awards, (e) determine the Directors to whom awards will be granted, types of awards to be granted, and the number of shares of our common stock that is to be covered by awards, and (f) establish the terms, conditions, performance targets, restrictions, and other provisions of awards.

The Board may delegate any of its authority to administer the Director Plan to the Compensation Committee and the Board or the Compensation Committee, as applicable, may delegate any of its duties under the Director Plan (other than the granting or amending authority) to our Chief Executive Officer or other of our senior officers.
Eligibility
All individuals who are serving as Directors and any individual who has agreed to become a Director are eligible to receive awards under the Director Plan and thereby become a “participant” in the Director Plan. In the case of an award to an individual who has agreed to become a Director, an award may only be effective if the individual actually becomes a Director.
Eight individuals were eligible on an annual basis to receive awards under the Director Plan and in 2014, we granted equity awards of the type authorized in the Director Plan to eight persons.
Shares Available under the Director Plan
We have reserved 1,500,000 shares of our common stock (the “Maximum Share Limit”) that may be allotted and issued, transferred, or delivered pursuant to awards under the Director Plan. Each share subject to an award granted under the Director Plan shall be counted against the Maximum Share Limit as 1 share. Shares available under the Director Plan may be unissued shares from our Directors’ general allotment authority granted by shareholders of the Company from time to time or shares held in treasury by us or one or more of our subsidiaries.
Awards settled in cash shall not reduce the Maximum Share Limit under the Director Plan. If an award expires or is terminated, cancelled or forfeited, the shares associated with the expired, terminated, cancelled or forfeited awards shall again be available for awards under the Director Plan. The following shares shall not become available again for allotment and issuance, transfer, or delivery under the Director Plan: (a) shares that are tendered or surrendered, or to which the right to require us to allot and issue, transfer or deliver shares is forfeited or surrendered, in payment of the stock option price of a stock option, or withheld or delivered, or to which the right to require us to allot and issue, transfer or deliver shares is forfeited or surrendered, to satisfy any withholding obligations; and (b) shares underlying a free-standing grant of an SAR, to the extent the number of such shares exceeds the number of shares actually allotted and issued, transferred, or delivered upon exercise or settlement of such SAR.
On March 2, 2015, the last reported sale price of our common stock in composite transactions for NYSE-listed securities was $1.90 per share.
Adjustments
The existence of outstanding awards under the Director Plan shall not affect in any manner our right or power or the right or power of our shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in our capital stock or our business or any merger or consolidation of us, or any issue of bonds, debentures, preferred or prior preference stock or the dissolution or liquidation of us, or any sale or transfer of all or any part of our assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
If at any time while the Director Plan is in effect there shall be any increase or decrease in the number of our allotted and issued and outstanding shares effected without receipt of consideration therefor by us, through the declaration of a dividend in shares or through any recapitalization, amalgamation, merger, demerger or conversion or otherwise in which we are the surviving corporation, resulting in a split-up, combination or exchange of our shares, then and in each such event, appropriate adjustments may be made to (a) the Maximum Share Limit under the Director Plan and (b) in the number of shares and the exercise price per share, as applicable, to outstanding awards under the Director Plan.
In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to awards or other provisions for the disposition of awards as it deems equitable, and shall be authorized, in its discretion, including providing for substitution of awards, acceleration of vesting, exercisability and lapse of restrictions on awards and cash out of awards.

Awards under the Director Plan
Generally
Each award under the Director Plan shall be evidenced by an award agreement which shall contain such terms, conditions and limitations as shall be determined by the Board, in its sole discretion, subject to the terms and conditions of the Director Plan. Awards may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under the Director Plan. Upon the termination of service as a Director, any unexercised, unvested or unpaid awards shall be treated as set forth in the applicable award agreement or in any other written agreement entered into with the participant.
Awards may be made in the form of cash or by the allotment and issuance, transfer of delivery of shares (in book-entry or certificated form), or a combination thereof, and may include such restrictions as the Board shall determine, including, but not limited to, in the case of shares, restrictions on transfer and forfeiture provisions.
Dividends and Dividend Equivalents
Rights to dividends will be extended to and made part of any restricted stock award and dividend equivalents may be extended to and made part of any restricted stock unit award and performance unit award, subject in each case to such terms, conditions and restrictions as the Board may establish as set forth in the award agreement thereto. Dividends and/or dividend equivalents shall not be made part of any stock options or SARs.
Stock Options and SARs
An award under the Director Plan may be in the form of a stock option or an SAR. A “stock option” means a right to purchase a specified number of shares of our common stock at a specified exercise price determined at the time of grant. All stock options granted under the Director Plan are nonqualified stock options (which is an option that is not intended to satisfy the requirements of section 422 of the Code). An SAR means a right to receive a payment, in cash or by allotment and issuance, transfer, or delivery of share of our common stock, equal to the excess of the fair market value of a specified number of shares on the date the right is exercised over a specified exercise price. The exercise price of a stock option or an SAR shall be not less than the fair market value of the shares subject thereto on the grant date.
The term of a stock option or SAR shall not exceed 10 years from the grant date; provided that the period during which a stock option or SAR may be exercised may be extended by the Board under certain limited circumstances to avoid violations of applicable Federal, state, local or foreign law. Stock options and SARs may not include provisions that “reload” a stock option or SAR upon exercise. Subject to the terms and conditions of the Director Plan, the terms, conditions and limitations applicable to any stock option or SAR, including, but not limited to, the term of any stock option or SAR and the date or dates upon which the stock option or SAR becomes vested and exercisable, shall be determined by the Board.
Unless provided by the Board in the award agreement, all rights to exercise a stock option and any SAR shall terminate five years after the date the participant ceases to be a Director (or the remaining term of the stock option or SAR if shorter). In the event of the termination of service as a Director on account of fraud, dishonesty or other acts detrimental to the interests of us or any of our affiliates, any stock options and SARs shall thereafter be null and void for all purposes.
Stock Awards and Stock Unit Awards
An award may be in the form of a stock award. A “stock award” means an award in the form of shares of our common stock, including a restricted stock award, a restricted stock unit award, a performance unit award that may be settled in shares, or an award of unrestricted shares, but excluding stock options and SARs. A “restricted stock unit” means a unit that provides for the allotment and issuance, transfer, or delivery of one share or equivalent value in cash upon the satisfaction of the terms, conditions, and restrictions applicable to such restricted stock unit. “Restricted stock” means shares of our common stock that are allotted and issued or transferred that are restricted or subject to forfeiture provisions. A “performance unit” means a unit evidencing the right to receive in specified circumstances one share of our common stock or equivalent value in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied. The terms, conditions and limitations applicable to any stock award, including, but not limited to, vesting or other restrictions, shall be determined by the Board, subject to the terms and conditions of the Director Plan.

Cash Awards
An award may be in the form of a cash award. A “cash award” is an award under the Director Plan that is denominated in cash. The terms, conditions and limitations applicable to a cash award, including, but not limited to, vesting or other restrictions, shall be determined by the Board in accordance with the Director Plan.
Director Compensation
The amount of the annual retainer (that is, the compensation to which a Director is entitled as a retainer for services as a member of the Board during a year, including fees paid for serving on Board committees) to be paid to each Director for each calendar year may, in the discretion of the Board, be payable pursuant to cash awards granted under the Director Plan. To the extent the annual retainer is payable to a Director in the form of a cash award, the Board may permit the Director to elect to have up to 100% of the amount of such cash award to be applied to the purchase of unrestricted shares of our common stock in accordance with procedures established by the Board. The amount to be applied to the purchase of shares shall be designated by the Director as a percentage of his annual retainer (or applicable payment thereof) in integral multiples of 5%.
Directors may be entitled, for their service as Directors, to compensation other than the annual retainer in the discretion of the Board and to the reimbursement of certain expenses in accordance with our policies, practices and procedures from time to time in effect. Expenses may be reimbursed in the discretion of the Board in the form of cash awards under the Director Plan that provide for an immediate payment.
Assignability
Unless otherwise determined by the Board and expressly provided for in an award agreement, no award or any other benefit under the Director Plan shall be assignable or otherwise transferable except (a) by will or the laws of descent and distribution or (b) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of the Director Plan or applicable award and in a form acceptable to the Board. The Board may prescribe and include in applicable award agreements other restrictions on transfer.
Taxes
We shall have the right to require payment of applicable taxes, social security obligations and pension plan obligations (or similar charges) as a condition to settlement of any award. The amount determined by the Board to be due upon the grant or vesting of any award, or at any other applicable time, shall be paid in full at the time of exercise in cash or, if permitted by the Board and elected by the participant, the participant may arrange for such payment by means of surrendering, or otherwise forfeiting or surrendering the right to require us to allot and issue, transfer, or deliver shares with respect to the award, or tendering shares, valued at fair market value on the date of exercise, or any combination of the foregoing methods, or otherwise entering into arrangements to pay the withholding amount in a form acceptable to us.
Awards to Foreign Nationals and Directors Outside the United States
The Board may, without amending the Director Plan, (1) establish special rules applicable to awards granted to participants who are foreign nationals, are employed or otherwise providing services outside the United States, or both, including rules that differ from (but do not enlarge on) those set forth in the Director Plan, and (2) grant awards to such participants in accordance with those rules.
Amendment and Termination of the Director Plan
The Board may amend, modify, suspend or terminate the Director Plan (and the Board may amend an award agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (1) no amendment or alteration that would adversely affect the rights of any participant under any award previously granted to such participant shall be made without the consent of such participant, and (2) no amendment or alteration shall be effective prior to its approval by our shareholders to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which our stock is listed, including any amendment that expands the types of awards available under the Director Plan, materially increases the number of shares available for awards under the Director Plan, materially expands the classes of persons eligible for awards under the Director Plan, materially extends the term of the Director Plan, materially changes the method of determining the exercise price of stock options, deletes or limits any provisions of the Director Plan that prohibit the repricing of stock options or SARs, or decreases any minimum vesting requirements for any stock award except as permitted by the Director Plan.

U.S. Federal Income Tax Implications of the Director Plan
The discussion which follows is a summary, based on current law, of some significant U.S. federal income tax considerations relating to awards under the Director Plan. The following is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Director Plan.
Stock Options. The grant of a nonqualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares of common stock acquired over the exercise price for those shares of common stock, and we will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares of common stock will be treated as capital gains and losses, with the basis in such shares of common stock equal to the fair market value of the shares of common stock at the time of exercise.

The exercise of a nonqualified stock option through the delivery of previously acquired common stock generally will be treated as a non-taxable, like-kind exchange as to the number of shares of common stock surrendered and the identical number of shares of common stock received under the stock option. That number of shares of common stock will take the same basis and, for capital gains purposes, the same holding period as the shares of common stock that are given up. The value of the shares of common stock received upon such an exchange that are in excess of the number given up will be includible as ordinary income to the participant at the time of the exercise. The excess shares of common stock will have a new holding period for capital gain purposes and a basis equal to the value of such shares of common stock determined at the time of exercise.

SARs. A participant generally will not realize any taxable income upon the grant of an SAR. Upon the exercise of the SAR, the participant will recognize ordinary income in an amount equal to the amount of cash and/or the fair market value, at the date of such exercise, of the shares of common stock received by the participant as a result of such exercise. We will generally be entitled to a deduction in the same amount as the ordinary income realized by the participant.

Other Awards. The federal income tax consequences of other types of awards under the Director Plan will depend on the type of award. The tax treatment of the grant of shares of common stock depends on whether the shares are subject to a substantial risk of forfeiture (determined under Code rules) at the time of the grant. If the shares are subject to a substantial risk of forfeiture, the participant will not recognize taxable income at the time of the grant and when the restrictions on the shares lapse (that is, when the shares are no longer subject to a substantial risk of forfeiture), the participant will recognize ordinary taxable income in an amount equal to the fair market value of the shares at that time. If the shares are not subject to a substantial risk of forfeiture or if the participant elects to be taxed at the time of the grant of such shares under Section 83(b) of the Code, the participant will recognize taxable income at the time of the grant of shares in an amount equal to the fair market value of such shares at that time, determined without regard to any of the restrictions. If the shares are forfeited before the restrictions lapse, the participant will be entitled to no deduction on account thereof. The participant’s tax basis in the shares is the amount recognized by the participant as income attributable to such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares is capital gain or loss if the shares are otherwise capital assets.

In the case of other awards, such as restricted stock units or performance stock units, the participant generally will not have taxable income upon the grant of the award provided that there are restrictions on such awards that constitute a substantial risk of forfeiture under applicable Code rules. Participants will generally recognize ordinary income when the restrictions on awards lapse, on the date of grant if there are no such restrictions or, in certain cases, when the award is settled. At that time, the participant will recognize taxable income equal to the cash or the then fair market value of the shares issuable in payment of such award, and such amount will be the tax basis for any shares received. In the case of an award which does not constitute property at the time of grant (such as an award of units), participants will generally recognize ordinary income when the award is paid or settled.

We generally will be entitled to a tax deduction in the same amount, and at the same time, as the income is recognized by the participant.
Approval of the resolution requires the affirmative vote of a simple majority of the votes cast on the resolution at the 2015 AGM in person or by proxy.

Recommendation
Our Board unanimously recommends that you vote FOR the ordinary resolution to approve the Director Plan.

OTHER MATTERS
Shareholder Proposals
Any proposal by a shareholder intended to be presented at the 2016 AGM must be received by the Company at our registered office at 20-22 Bedford Row, London WC1R 4JS United Kingdom, Attention: Corporate Secretary, no later than January 1, 2016, for inclusion in our proxy materials relating to that meeting.
In order for a shareholder to bring business before an annual general meeting of shareholders, a written request must be sent to our corporate secretary not less than 60 nor more than 120 days in advance of the annual general meeting, or, in the case of nominations for the election of directors, not less than 90 days in advance of an annual general meeting. Requests regarding agenda items (other than nominations for the election of directors) must include the name and address of the shareholder, a clear and concise statement of the proposed agenda item, and evidence of the required shareholdings recorded in the share register. Requests for nominations for the election of directors must include the name and address of the shareholder, the name and address of the director nominee, a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the director nominee and accompanied by evidence of the shareholding required to make such request, a description of all arrangements or understandings between the shareholder and the director nominee and any other persons (giving their names) pursuant to which the nominations are to be made, other information about the director nominee required to be disclosed in a proxy statement by SEC rules, and the consent of the director nominee. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in our proxy statement. These time limits also apply in determining whether notice is timely for purposes of rules adopted by the SEC relating to the exercise of discretionary voting authority.
Solicitation of Proxies
The cost of the solicitation of proxies, including the cost of preparing, printing and mailing the materials used in the solicitation, will be borne by the Company. The Company has retained MacKenzie Partners, Inc.to aid in the solicitation of proxies for a fee of $10,000 and the reimbursement of out-of-pocket expenses. Proxies may also be solicited by personal interview, telephone and telegram and via the Internet by directors, officers and employees of the Company, who will not receive additional compensation for those services. Arrangements also may be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held by those persons, and the Company will reimburse them for reasonable expenses incurred by them in connection with the forwarding of solicitation materials.
In some cases, only one copy of the proxy materials are being delivered to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon a written or oral request, a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders sharing an address may also submit requests for delivery of a single copy of the proxy materials. To request separate or single delivery of these materials now or in the future, shareholders may submit a request by telephone at 1 (800) 332-2885 or in writing to MacKenzie Partners, Inc., 105 Madison Avenue, New York, New York 10016.
Additional Information about the Company
You can learn more about the Company and our operations by visiting our website at www.paragonoffshore.com. Among other information we have provided there, you will find:

•	our corporate governance guidelines;

•	the charters of each of our standing committees of the Board;

•	our code of business conduct and ethics (and any amendment thereto or waiver of compliance therewith);

•	our Articles of Association;

•	information concerning our business and recent news releases and filings with the SEC; and

•	information concerning our board of directors and shareholder relations.
Copies of our corporate governance guidelines, the charters of each of our standing committees of the Board and our code of business conduct and ethics are available in print upon request. For additional information about the Company, please refer to our 2014 Annual Report, which is being made available with this proxy statement.

Audit Concerns
Under s.527 of the UK Companies Act, shareholders meeting the threshold requirements set out in that section have the right to require the Company to publish on a website a statement setting out any matter of concern relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the 2015 AGM; or (ii) any circumstance connected with an auditor of the Company ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with s.437 of the UK Companies Act. The business that may be dealt with at the 2015 AGM includes any statement that the Company has been required to publish on a website under s.527 of the UK Companies Act.

PARAGON OFFSHORE plc

March 20, 2015	J. Robinson West
Chairman

ANNEX A

PARAGON OFFSHORE PLC
2014 EMPLOYEE OMNIBUS INCENTIVE PLAN

(As Amended and Restated Effective as of March 20, 2015)

ANNEX A

PARAGON OFFSHORE PLC
2014 EMPLOYEE OMNIBUS INCENTIVE PLAN

(As Amended and Restated Effective as of March 20, 2015)

1.History and Purpose. Paragon Offshore Limited, a company organized under the laws of England and Wales (as predecessor to Paragon Offshore plc, a company organized under the laws of England and Wales) (the “Company”), established this Paragon Offshore plc 2014 Employee Omnibus Incentive Plan (this “Plan”), to be effective as of August 1, 2014. This Plan is designed to attract and retain employees of the Company and its subsidiaries, to encourage the sense of proprietorship of such employees and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making awards under this Plan and thereby providing such employees with a proprietary interest in the growth and performance of the Company and its subsidiaries. The Plan is being amended and restated effective as of March 20, 2015 (the “Effective Date”), subject to approval of the Company’s shareholders, to increase the number of shares available for issuance under the Plan, to make certain changes in the Plan to reflect current best practices and to make other technical and conforming changes. The Plan is intended to constitute an employees’ share scheme for the purposes of Section 1166 of the UK Companies Act 2006.
2.Definitions. As used herein, the terms set forth below shall have the following respective meanings:
“2012 PVRSU Grant” has the meaning set forth in Paragraph 7(c)(iii).
“Authorized Officer” means the Chief Executive Officer or the senior human resources officer of the Company (or any other senior officer of the Company to whom any of such individuals shall delegate the authority to execute any Award Agreement).
“Award” means the grant of any Option, Stock Appreciation Right, Stock Award, Other Stock-Based Award, or Cash Award, any of which may be structured as a Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions and limitations as the Committee may establish in accordance with the objectives of this Plan.
“Award Agreement” means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made available but not executed. Any Participant who is granted an Award and who does not affirmatively and in writing reject the applicable Award and Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.
“Board” means the Board of Directors of the Company.
“Cancelled Award” has the meaning set forth in Paragraph 7(c).
“Cash Award” means an Award denominated in cash.
“Cause” means (i) the continued failure of Employee to perform substantially Employee’s duties for the Company and/or any Subsidiary (other than any such failure resulting from bodily injury or disease or any other incapacity due to mental or physical illness) after a written demand for substantial performance is delivered to Employee by the Committee or an authorized delegate of the Committee, which specifically identifies the manner in which the Company believes Employee has not substantially performed Employee’s duties; or (ii) the engaging by Employee in illegal conduct or gross misconduct that is materially and demonstrably detrimental to the Company and/or its Subsidiaries, monetarily or otherwise.
“Change in Control” means a Change in Control as defined in Attachment A to this Plan.
“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
“Committee” means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Board as designated by the Board.
“Company” means Paragon Offshore plc, a company organized under the laws of England and Wales, and, when applicable, its predecessor, Paragon Offshore Limited, a company organized under the laws of England and Wales.
“Consultant” means an individual providing services to the Company or any of its Subsidiaries, other than an Employee or an Outside Director.
“Covered Employee” means any Employee who is or may be a “covered employee,” as defined in Section 162(m) of the Code.
“Disability” means, with respect to an Employee, a medically determinable physical or mental impairment that entitles the Employee to benefits under the Company’s long-term disability plan, as may be in effect from time to time, as determined by the plan administrator of the long-term disability plan. Notwithstanding the foregoing, if an Award is subject to Section 409A of the Code, the definition of Disability shall conform to the requirements of Treasury Regulation § 1.409A-3(i)(4)(i) to the extent necessary to avoid the imposition of any tax by such Section 409A of the Code.

ANNEX A

“Distribution” means the Distribution as defined in the Employee Matters Agreement.
“Distribution Date” means the Distribution Date as defined in the Employee Matters Agreement.
“Dividend Equivalents” means, in the case of an Award comprising Restricted Stock Units or Performance Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof (excluding, unless the Committee determines otherwise special dividends)) that are payable to shareholders of record in respect of the relevant record dates that occur during the Restriction Period or performance period, as applicable, on a like number of Shares that are subject to the Award.
“EMA Award” means an Award granted to a Transferred Employee pursuant to Paragraph 7(c).
“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee following such date of agreement.
“Employee Matters Agreement” means the Employee Matters Agreement between Noble Corporation, a company organized under the laws of the Cayman Islands and the Company to be entered into prior to the time of the Company’s separation from Noble Corporation plc, a public limited company incorporated under the laws of England and Wales.
“Employee Trust” means any employee benefit trust established for the benefit of most or all of the employees or former employees of the Company or its Subsidiaries or certain of their relatives.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.
“Exercise Price” means the price at which a Participant may exercise his right to receive cash or Shares, as applicable, under the terms of an Award.
“Fair Market Value” of a Share means, as of a particular date,
(1)    if Shares are then listed on a national securities exchange, the closing sales price per Share on the consolidated transaction reporting system for the principal national securities exchange on which Shares are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported,
(2)    if the Shares are not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system,
(3)    if Shares are not publicly traded, the most recent value determined by an independent appraiser appointed by the Committee for such purpose, or
(4)    if none of the above are applicable, the fair market value of a Share as determined in good faith by the Committee.
“Grant Date” means the date an Award is granted to a Participant pursuant to this Plan.
“Incentive Stock Option” means an Option that is designated as such in the applicable Award Agreement and intended to comply with the requirements set forth in Section 422 of the Code.
“Noble” means Noble Corporation plc, a public limited company organized under the laws of England and Wales.
“Noble Award” means an Award granted pursuant to the Noble Plan.
“Noble Plan” means the Noble Corporation 1991 Stock Option and Restricted Stock Plan.
“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements set forth in Section 422 of the Code.
“Option” means a right to purchase a specified number of Shares at a specified Exercise Price, which is either an Incentive Stock Option or a Nonqualified Stock Option.
“Other Stock-Based Award” means an Award granted to an Employee under Paragraph 7(b)(vii) hereof.
“Outside Director” means an individual serving as a member of the Board who is not an Employee or a Consultant.
“Participant” means an Employee to whom an Award has been made under this Plan.
“Performance Award” means an Award made pursuant to this Plan to a Participant, which award is subject to the attainment of one or more Performance Goals.
“Performance Goal” means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.
“Performance Unit” means a unit evidencing the right to receive in specified circumstances one Share or equivalent value in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied.

ANNEX A

“Performance Unit Award” means an Award in the form of Performance Units.
“Plan” means this Paragon Offshore plc 2014 Employee Omnibus Incentive Plan, as such plan may be amended from time to time.
“Qualified Performance Awards” has the meaning set forth in Paragraph 7(b)(viii)(B).
“Restricted Stock” means Shares allotted and issued or transferred pursuant to Paragraph 7 that are restricted or subject to forfeiture provisions.
“Restricted Stock Award” means an Award in the form of Restricted Stock.
“Restricted Stock Unit” means a unit that provides for the allotment and issuance, transfer, or delivery of one Share or equivalent value in cash upon the satisfaction of the terms, conditions, and restrictions applicable to such Restricted Stock Unit.
“Restricted Stock Unit Award” means an Award in the form of Restricted Stock Units.
“Restriction Period” means a period of time beginning as of the date upon which a Restricted Stock Award or Restricted Stock Unit Award is made pursuant to this Plan and ending as of the date upon which such Award is no longer restricted or subject to forfeiture provisions.
“Retirement” means the termination of an employee’s employment with the Company or a Subsidiary for any reason (other than death, Disability or termination on account of fraud, dishonesty or other acts detrimental to the interests of the Company or a Subsidiary) on or after the date as of which the sum of such employee’s age and the number of such employee’s years of continuous service with the Company and its Subsidiaries (including continuous service with a predecessor employer that is taken into account pursuant to an acquisition or other transaction agreement) equals or exceeds 60.
“Share” means one registered share of the Company, or any stock or other security hereafter allotted and issued or which may be allotted and issuable in substitution or exchange for a Share.
“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or by allotment and issuance, transfer, or delivery of Shares, equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over a specified Exercise Price.
“Stock Award” means an Award in the form of Shares, including a Restricted Stock Award, a Restricted Stock Unit Award, an Other Stock-Based Award that may be settled in Shares, a Performance Unit Award that may be settled in Shares, or an Award of unrestricted Shares, but excluding Options and SARs.
“Stock-Based Award Limitations” has the meaning set forth in Paragraph 4.
“Subsidiary” means (1) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing more than 50% of the combined voting power of the shares of all classes or series of capital stock of such corporation that have the right to vote generally on matters submitted to a vote of the shareholders of such corporation, and (2) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly more than 50% of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise), provided that in the case of any entity that would otherwise fall within sub-paragraphs (1) or (2) of this definition, it shall only be a “Subsidiary” if it is also a “subsidiary” within the meaning of Section 1159 of the UK Companies Act 2006.
“Transferred Employee” means a Transferred Employee as defined in the Employee Matters Agreement.
“Trustee” means the trustee or trustees for the time being of any Employee Trust.
3.Eligibility.
(a)Employees. All Employees are eligible for grants of Awards under this Plan, provided, however, that if the Committee makes an Award to an individual whom it expects to become an Employee following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming an Employee. The Committee or the Board, as applicable, shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees who are to be granted Awards under this Plan.
(b)Consultants. No Consultants are eligible for Awards under this Plan.
(c)Outside Directors. No Outside Directors are eligible for Awards under this Plan
(e)    Transferred Employees. Transferred Employees shall receive EMA Awards pursuant to Paragraph 7(c).
4.Shares Available for Awards.
(a)Available Shares. Subject to the provisions of Paragraph 13 hereof, the maximum number of Shares that may be allotted and issued, transferred, or delivered pursuant to Awards under this Plan (including rights or Options that may be exercised for or settled in Shares) shall equal 11,675,340 (the “Maximum Share Limit”), all of which shall be available for Incentive Stock Options. Each Share

ANNEX A

subject to an Award granted under this Plan shall be counted against the Maximum Share Limit as 1 Share. Shares available under the Plan may be unissued Shares from the Company’s authorized or conditional share capital, Shares held in treasury by the Company or one or more subsidiaries of the Company, or Shares acquired by or allotted and issued or gifted to the Trustees.
(b)Share Counting. Awards settled in cash shall not reduce the Maximum Share Limit under the Plan. If an Award expires or is terminated, cancelled or forfeited, the Shares associated with the expired, terminated, cancelled or forfeited Awards shall again be available for Awards under the Plan, and the Maximum Share Limit shall be increased by the same amount as such shares were counted against the Maximum Share Limit. The following Shares shall not become available again for allotment and issuance, transfer, or delivery under the Plan: (i) Shares that are tendered or surrendered, or to which the right to require the Company to allot and issue, transfer or deliver Shares is forfeited or surrendered, in payment of the option price of an Option, or withheld or delivered, or to which the right to require the Company to allot and issue, transfer or deliver Shares is forfeited or surrendered, to satisfy withholding obligations; and (ii) Shares underlying a free-standing grant of an SAR, to the extent the number of such Shares exceeds the number of Shares actually allotted and issued, transferred, or delivered upon exercise or settlement of such SAR.
No account shall be taken of any rights to subscribe for Shares granted to a Trustee to the extent that the rights are granted solely to enable the Trustee to satisfy grants or awards that have already been taken into account for the purposes of this paragraph (a) (i.e., so as to avoid double counting).
The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustment if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.
The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for allotment and issuance, transfer, or delivery pursuant to Awards.
(c)Individual Limitations. Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:
(i)    No Employee may be granted during any calendar year Awards consisting of Options or SARs that are exercisable for more than 3,000,000 Shares;
(ii)    No Employee may be granted during any calendar year Stock Awards covering or relating to more than 3,000,000 Shares (the limitation set forth in this clause (ii), together with the limitation set forth in clause (i) above, being hereinafter collectively referred to as the “Stock-Based Award Limitations”); and
(iii)    No Employee may be granted during any calendar year (1) Cash Awards or other Awards that may be settled solely in cash having a value determined on the Grant Date in excess of $15,000,000.
5.Administration.
(a)Authority of the Committee. Except as otherwise provided in this Plan with respect to actions or determinations by the Board, this Plan shall be administered by the Committee; provided, however, that (i) any and all members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Shares; (ii) Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is comprised solely of two or more “non-employee directors” as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function); and (iii) any Award intended to qualify for the “performance-based compensation” exception under Section 162(m) of the Code shall be granted only if the Committee is comprised solely of two or more “outside directors” within the meaning of Section 162(m) and regulations pursuant thereto. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and the Award Agreements thereunder and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper. Subject to Paragraph 5(c) hereof, the Committee may, in its discretion, (x) provide for the extension of the exercisability of an Award, or (y) in the event of a Change in Control, death or termination of employment by reason of Disability or Retirement, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is, in either case, (1) not adverse to the Participant to whom such Award was granted, (2) consented to by such Participant or (3) authorized by Paragraph 13(c) hereof; provided, however, that no such action shall permit the term of any Option to be greater than 10 years from its Grant Date. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable to further this Plan’s purposes. Any decision of the Committee in the interpretation and administration of this Plan and the Award Agreements thereunder shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. Except as otherwise provided herein, the Board shall have the same powers as the Committee to the extent the Board administers the Plan or a portion thereof.

ANNEX A

(b)Indemnity. No member of the Board or the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Paragraph 6 of this Plan shall be liable for anything done or omitted to be done by him, by any member of the Board or the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.
6.Delegation. The Committee may delegate any of its duties under the Plan (including, but not limited to, delegating by resolution to an Authorized Officer the authority to grant Awards) to such agents as it may appoint from time to time, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code to fail to so qualify. Any such delegation hereunder shall only be made to the extent permitted by applicable law.
7.Awards.
(a)Awards; Conditions. The Committee shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in this Paragraph 7(b) and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity; provided, however, that, except as contemplated in Paragraph 13 hereof, no Option or SAR may be issued in exchange for the cancellation of an Option or SAR with a higher Exercise Price nor may the Exercise Price of any Option or SAR be reduced. All or part of an Award may be subject to conditions established by the Committee.
Upon the termination of employment by a Participant, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement or in any other written agreement the Company has entered into with the Participant, it being understood that the Committee may, in its sole and absolute discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Award, including without limitation rules pertaining to the termination of employment (by reason of death, Disability, or Retirement). All rights to exercise an Option and any SARs that relate to such Option shall terminate six months after the date the Participant ceases to be employed by at least one of the employers in the group of employers consisting of the Company and its Subsidiaries (or the remaining term of the Option if shorter), unless the Award Agreement or other written agreement provides otherwise in connection with any termination of employment by reason of death, Disability, or Retirement. Notwithstanding the foregoing, in the event of the termination of employment of the Participant on account of fraud, dishonesty or other acts detrimental to the interests of the Company or an affiliate, the Option and any SARs that relate to such Option shall thereafter be null and void for all purposes. Employment shall not be deemed to have ceased by reason of the transfer of employment, without interruption of service, between or among the Company and any of its Subsidiaries.
Except as otherwise provided in this Paragraph 7, any Stock Award or Cash Award that (i) is not a Performance Award shall have a minimum Restriction Period of three years from the date of grant or (ii) is a Performance Award shall have a minimum performance period of one year from the date of grant; provided, however, that (1) the Committee may provide for earlier vesting upon an Employee’s termination of employment by reason of death, Disability, Retirement or Change in Control and (2) vesting of a Stock Award or Cash Award may occur incrementally over the three-year Restriction Period. The foregoing notwithstanding, 5% of the total number of Shares available for allotment and issuance, transfer, or delivery under this Plan shall have a minimum Restriction Period of one year from the date of grant.
(b)Types of Awards.
(i)Options. An Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of either an Incentive Stock Option or a Nonqualified Stock Option. The price at which Shares may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Shares on the Grant Date; provided that in relation to an Option comprising the right to subscribe for Shares, the price shall not be less than the nominal value of a Share. The term of an Option shall not exceed 10 years from the Grant Date; provided that the period during which an Option may be exercised may be extended by the Committee or pursuant to procedures of the Committee if the last day of such period occurs at a time when the Company has imposed a prohibition on trading of the Company’s securities in order to avoid violations of applicable Federal, state, local or foreign law; provided further, that the period during which the Option may be extended is not more than 30 days after the date on which such prohibition on trading is terminated. Options may not include provisions that “reload” the Option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option, including, but not limited to, the term of any Option and the date or dates upon which the Option becomes vested and exercisable, shall be determined by the Committee.
(ii)Stock Appreciation Rights. An Award may be in the form of an SAR. The Exercise Price for an SAR shall not be less than the Fair Market Value of the Shares on the Grant Date; provided that in relation to an SAR comprising the right to subscribe for Shares, the price shall not be less than the nominal value of a Share. In relation to an SAR, an Award holder may be required by or pursuant to procedures of the Committee, in its discretion, to pay the nominal value of any Shares awarded hereunder, and the provisions

ANNEX A

of Paragraph 10 (relating to the payment of the Exercise Price of Options) shall apply to such SAR mutatis mutandis in respect of any applicable payment of nominal value. The holder of a tandem SAR may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. SARs may not include provisions that “reload” the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, shall be determined by the Committee.
(iii)Stock Awards. An Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee, and subject to the minimum Restriction Period and performance period requirements (except as provided in Paragraph 7(c)) and any other applicable requirements described in Paragraph 7(a) or this Paragraph 7(b). In relation to a Stock Award, including an Award of Restricted Stock, or an Award of unrestricted Shares, comprising a right to new issue Shares, an Award holder may be required by or pursuant to procedures of the Committee, in its discretion, to pay the nominal value of any Shares awarded hereunder, and the provisions of Paragraph 10 (relating to the payment of the Exercise Price of Options) shall apply to such Awards mutatis mutandis in respect of any applicable payment of nominal value. To the extent otherwise, and subject to any provision of any applicable law or regulation of any governmental authority or any national securities exchange, there shall not be any purchase price charged for any Stock Award under the Plan.
(iv)Restricted Stock Unit Awards. An Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit Award, including, but not limited to, the Restriction Period and the right to Dividend Equivalents, if any, shall be determined by the Committee. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle Restricted Stock Units in the form of cash or by the allotment and issuance, transfer or delivery of Shares (or in a combination thereof) equal to the value of the vested Restricted Stock Units; provided, however, that a Restricted Stock Unit Award that may be settled all or in part by the allotment and issuance, transfer, or delivery of Shares shall be subject to the minimum Restriction Period and performance period requirements (except as provided in Paragraph 7(c)) and any other applicable requirements described in Paragraph 7(a) or this Paragraph 7(b). In relation to an award of Restricted Stock Units to be satisfied by the allotment and issuance, transfer or delivery by the Company of Shares, an Award holder may be required by or pursuant to procedures of the Committee, in its discretion, to pay the nominal value of any Shares to be allotted and issued, transferred or delivered, and the provisions of Paragraph 10 (relating to payment of the Exercise Price of Options) shall apply to such Awards mutatis mutandis in respect of any applicable payment of nominal value. To the extent otherwise, and subject to any provision of any applicable law or regulation of any governmental authority or any national securities exchange, there shall not be any purchase price charged for any Restricted Stock Units award under the Plan.
(v)Performance Unit Awards. An Award may be in the form of a Performance Unit Award. The terms, conditions and limitations applicable to a Performance Unit Award, including, but not limited to, the Restriction Period and the right to Dividend Equivalents, if any, shall be determined by the Committee. Each Performance Unit shall have an initial value that is established by the Committee on the Grant Date. Subject to the terms of this Plan, after the applicable performance period has ended, the Participant shall be entitled to receive settlement of the value and number of Performance Units earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Settlement of earned Performance Units shall be as determined by the Committee and as evidenced in an Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle earned Performance Units in the form of cash or by the allotment and issuance, transfer or delivery of Shares (or in a combination thereof) equal to the value of the earned Performance Units as soon as practicable after the end of the performance period and following the Committee’s determination of actual performance against the performance measures and related goals established by the Committee; provided, however, that a Performance Unit Award that may be settled all or in part by the allotment and issuance, transfer, or delivery of Shares shall be subject to the minimum Restriction Period and performance period requirements (except as provided in Paragraph 7(c)) and any other applicable requirements described in Paragraph 7(a) or this Paragraph 7(b). In relation to a Performance Unit Award, an Award holder may be required by or pursuant to procedures of the Committee, in its discretion, to pay the nominal value of any Shares awarded hereunder, and the provisions of Paragraph 10 (relating to the payment of the Exercise Price of Options) shall apply to such Performance Unit Award mutatis mutandis in respect of any applicable payment of nominal value.
(vi)Cash Awards. An Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee in accordance with this Plan.
(vii)Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of this Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Shares or the value of securities of or the performance of specified Subsidiaries of the Company. The Committee shall determine the terms and conditions of such Other Stock-Based Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Paragraph 7(b)(vii) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards, or other property, as the Committee shall determine.

ANNEX A

(viii)Performance Awards. Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.
(A)    Nonqualified Performance Awards. Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.
(B)    Qualified Performance Awards. Performance Awards granted to Employees under this Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code (“Qualified Performance Awards”) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (1) 90 days after the commencement of the period of service to which the Performance Goal relates and (2) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. One or more of such goals may apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal shall include one or more of the following:
•revenue and income measures (which include various revenue, gross margin, income from operations, net income, net sales, earnings per share, earnings before interest, taxes, depreciation and amortization (“EBITDA”), earnings before interest and taxes (“EBIT”) and economic value added (“EVA”) measures;
•expense measures (which include various costs of goods sold, selling, finding and development costs, operating and maintenance expenses, general and administrative expenses and overhead costs measures);
•operating measures (which include various productivity, total costs, operating income, funds from operations, cash from operations, after-tax operating income, market share, margin, sales volumes, availability, commercial capacity factor and total margin capture factor measures);
•cash flow measures (which include various net cash flow from operating activities and working capital, adjusted cash flow and free cash flow measures);
•liquidity measures (which include various earnings before or after the effect of certain items such as interest, taxes, depreciation and amortization measures);
•leverage measures (which include various debt-to-equity ratio, gross debt and net debt measures);
•market measures (which include various market share, stock price, growth measure, total shareholder return and market capitalization measures);
•return measures (which include various return on equity, return on assets and return on invested capital measures);
•corporate value measures (which include various compliance, safety, environmental and personnel measures); and
•other measures such as those relating to mergers, acquisitions, dispositions, or similar transactions, or to customer satisfaction.
Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of this Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation § 1.162-27(e)(2)(i), as to grants to Covered Employees and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made shall be treated as such written certification. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee. The Committee may provide in any such Performance Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses, (h) unrealized gains and losses on energy derivatives, (i) settlement of hedging activities, and (j) gains and losses from asset sales and emission and exchange allowance sales.

ANNEX A

(C)    Adjustment of Performance Awards. Awards that are intended to qualify as Performance Awards may not be adjusted upward (such that the amount that would otherwise be payable shall be increased). The Committee may retain the discretion to adjust such Performance Awards downward (such that the amount that would otherwise be payable shall be decreased), either on a formula or discretionary basis or any combination, as the Committee determines.
(c)EMA Awards for Transferred Employees. As soon as practicable, with effect as of the Distribution Date, the Committee shall grant EMA Awards to Transferred Employees whose Noble Awards were cancelled (“Cancelled Awards”) pursuant to the Employee Matters Agreement. EMA Awards shall be Restricted Stock Unit Awards, and such Awards to any Transferred Employee may include Awards that are in the form of Performance Awards, and in certain circumstances Cash Awards or Stock Awards.
(i)EMA Awards Generally. The number of Shares subject to an EMA Award granted to a Transferred Employee shall be the number of shares of Noble Shares covered by the related Noble Award that was cancelled as a Cancelled Award pursuant to the Employee Matters Agreement, multiplied by the Paragon Price Ratio as defined in the Employee Matters Agreement. Each such EMA Award shall vest on the date that the related Cancelled Award would have vested and shall terminate under the same circumstances that applied to the Cancelled Award, except that any condition related to termination of a Participant’s employment with Noble or its subsidiaries or related to a determination by the committee charged with administration of the Noble Plan shall be based on an otherwise identical condition related to the termination of a Participant’s employment with the Company or a determination by the Committee under this Plan, respectively. The minimum Restriction Period shall not apply to EMA Awards, and such Awards shall not count against the 5% limit on Shares described in Paragraph 7(a). If dividend equivalent rights under the Noble Plan extended to the Cancelled Award, then Dividend Equivalent Rights under this Plan shall be extended to the EMA Awards. If different vesting dates or other terms or conditions apply to different classes of Cancelled Awards, the foregoing provisions shall apply separately to each such class.
(ii)EMA Performance Awards. Except as otherwise provided in subparagraph (iii), the EMA Award with respect to the portion of a Noble Award that was a Performance Award under the Noble Plan and was cancelled as a Cancelled Award under the Employee Matters Agreement shall be subject to the provisions of subparagraph (i) as modified by this subparagraph (ii). Any condition relating to a performance goal established under the Noble Plan shall be replaced by a Performance Goal under this Plan established by the Committee in its discretion. Such Performance Goal shall generally meet the requirements of Paragraph 7(b)(viii) (and a minimum performance period of one year shall not apply); provided that the performance period will end no earlier than the date the performance period would have ended under the Cancelled Award.
(iii)2012 PVRSU Grant. In the case of an EMA Award in respect of a 2012 Performance Vested Restricted Stock Unit grant under the Noble Plan (“2012 PVRSU Grant”), a bonus, if earned, shall be payable by Paragon with respect the portion of such 2012 PVRSU Grant that was cancelled as a Cancelled Award under the Employee Matters Agreement. If earned, the amount of such bonus shall equal the value of the Noble ordinary shares that would have otherwise been issued with respect to the cancelled portion of such 2012 PVRSU Grant, if the cancelled portion had remained in effect. The form of the bonus may, in the Committee’s discretion, be paid in cash or Shares. The bonus shall be earned if Noble satisfies the performance metrics that apply to its 2012 PVRSU Grants.
(iv)Dividend Equivalent Matters. To the extent a dividend equivalent payment would have otherwise been paid by Noble after the Distribution Date for the third quarter of 2014 with respect to a Cancelled Award had such Cancelled Award remained in effect, a Cash Award that may or may not be subject to an Award Agreement shall be provided to the Transferred Employee who held such Cancelled Award. To the extent the Cancelled Award relates to a 2012 PVRSU Grant, the foregoing shall also apply to the dividend equivalent payment that would have otherwise been paid by Noble after the Distribution Date for the fourth quarter of 2014 with respect to such Cancelled Award had such Cancelled Award remained in effect. The amount of the Cash Award shall equal the dividend equivalent payment that would have otherwise been paid by Noble with respect to such Cancelled Award, and shall be paid on or about the time the dividend equivalent payment would have otherwise been made by Noble had such Cancelled Award remained in effect.
(v)Interpretation. This Paragraph 7(c) is intended to provide for compliance with the Company’s obligations with respect to outstanding Noble Awards as set forth in the Employee Matters Agreement and shall, to the extent possible, be interpreted in a manner consistent with that intention. Notwithstanding the defined terms herein, the defined terms relating to the EMA Awards shall be those terms set forth in the Noble Plan, (which terms are incorporated by reference) at the time the EMA Awards are established, it being understood that such terms shall when applicable and when appropriate relate to the Company rather than Noble.
(d)Prohibition on Repricing of Awards. Subject to the provisions of Paragraph 13 hereof, the terms of outstanding Award Agreements may not be amended without the approval of the Company’s shareholders so as to (i) reduce the Exercise Price of any outstanding Options or SARs or (ii) cancel any outstanding Options or SARs in exchange for cash or other Awards, or Options or SARs with an Exercise Price that is less than the Exercise Price of the original Options or SARs.
8.Award Payment; Dividends and Dividend Equivalents.
(a)General. Payment of Awards by the Company (or Trustee, as applicable) may be made in the form of cash or by the allotment and issuance, transfer of delivery of Shares (in book-entry or certificated form), or a combination thereof, and may include such restrictions as the Committee shall determine, including, but not limited to, in the case of Shares, restrictions on transfer and forfeiture provisions. For a Restricted Stock Award, the certificates evidencing the shares of such Restricted Stock (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable

ANNEX A

thereto. For a Restricted Stock Unit Award that may be settled by the allotment and issuance, transfer or delivery of Shares, the Restricted Stock Units shall be evidenced by book entry registration or in such other manner as the Committee may determine.
(b)Dividends and Dividend Equivalents. Rights to (i) dividends will be extended to and made part of any Restricted Stock Award and (ii) Dividend Equivalents may be extended to and made part of any Restricted Stock Unit Award, Other Stock-Based Award, and Performance Unit Award, subject in each case to such terms, conditions and restrictions as the Committee may establish as set forth in the Award Agreement thereto. Dividends and/or Dividend Equivalents shall not be made part of any Options or SARs.
9.Option Exercise. The Exercise Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant, the Participant may purchase such shares by means of surrendering, or otherwise forfeiting or surrendering the right to require the Company to allot and issue, transfer, or deliver Shares with respect to which the Option is being exercised, or tendering Shares, valued at Fair Market Value on the date of exercise, or any combination of the foregoing methods, or otherwise entering into arrangements to pay the Exercise Price in a form acceptable to the Company. The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Shares, including tender by attestation of shares held by a broker. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Shares issuable pursuant to an Award (including cashless exercise procedures approved by the Committee involving a broker or dealer approved by the Committee). The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Paragraph 9.
10.Taxes. The Company shall have the right to require payment of applicable taxes, social security obligations and pension plan obligations (or similar charges) as a condition to settlement of any Award. The amount determined by the Committee to be due upon the grant or vesting of any Award, or at any other applicable time, shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant, the Participant may arrange for such payment by means of surrendering, or otherwise forfeiting or surrendering the right to require the Company to allot and issue, transfer, or deliver Shares with respect to the Award, or tendering Shares, valued at Fair Market Value on the date of exercise, or any combination of the foregoing methods, or otherwise entering into arrangements to pay the withholding amount in a form acceptable to the Company. The Committee may take or require such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes and other charges; provided, however, that the number of Shares a Participant surrenders, or as to which a Participant otherwise forfeits or surrenders the right to require the Company to allot and issue, transfer, or deliver Shares, must equal in Fair Market Value no more than the required minimum withholding taxes. If Shares subject to the Award are used as set forth above to satisfy tax or other withholding, such shares shall be valued based on the Fair Market Value on the date as of which the amount tax withholding is determined. Other Shares tendered to pay taxes will be valued based on the Fair Market Value on the date received by the Company.
11.Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan (and the Committee may amend an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (1) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant, (2) no amendment may accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan applicable to an Award, except as otherwise provided in Paragraph 5(a) hereof and (3) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed, including any amendment that expands the types of Awards available under this Plan, materially increases the number of Shares available for Awards under this Plan, materially expands the classes of persons eligible for Awards under this Plan, materially extends the term of this Plan, materially changes the method of determining the Exercise Price of Options, deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs, or decreases any minimum vesting requirements for any Stock Award (except to the extent any Award affected by any such modification is counted against the 5% limit on Shares described in Paragraph 7(a)).
12.Assignability. Unless otherwise determined by the Committee and expressly provided for in an Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except (a) by will or the laws of descent and distribution or (b) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of this Plan or applicable Award and in a form acceptable to the Committee. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 12 shall be null and void. Notwithstanding the foregoing, no Award may be transferred for value or consideration.
13.Adjustments and Impact of a Change in Control.
(a)No Limit on Corporate Power. The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Shares) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

ANNEX A

(b)Adjustments. If at any time while the Plan is in effect there shall be any increase or decrease in the number of allotted and issued and outstanding Shares of the Company effected without receipt of consideration therefor by the Company, through the declaration of a dividend in Shares or through any recapitalization, amalgamation, merger, demerger or conversion or otherwise in which the Company is the surviving corporation, resulting in a split-up, combination or exchange of Shares of the Company, then and in each such event:
(i)Adjustments to Maximum Shares. An appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned or awarded under the Plan, to the end that the same proportion of the Company’s allotted and issued and outstanding Shares shall continue to be subject to being so optioned and awarded;
(ii)Adjustments to Stock-Based Award Limitations. An appropriate adjustment shall be made in the Stock-Based Award Limitations, to the end that the Stock-Based Award Limitations shall apply to the same proportion of the Company’s allotted and issued and outstanding Shares;
(iii)Adjustments to Outstanding Awards. Appropriate adjustment shall be made (1) in the number of Shares and the exercise price per Share thereof then subject to purchase pursuant to each Option or Stock Appreciation Right previously granted and then outstanding, to the end that the same proportion of the Company’s allotted and issued and outstanding Shares in each such instance shall remain subject to purchase at the same aggregate exercise price; and (2) in the number of Shares then subject to each Stock Award previously awarded and then outstanding, to the end that the same proportion of the Company’s allotted and issued and outstanding Shares in each such instance shall remain subject to allotment and issuance, transfer or delivery in settlement of such award; and
(iv)Adjustments to Incentive Options. In the case of Incentive Options, any such adjustments shall in all respects satisfy the requirements of Section 424(a) of the Code and the Treasury regulations and other guidance promulgated thereunder.
(c)Actions not Triggering Adjustments. Except as is otherwise expressly provided herein, the allotment and issuance by the Company of shares of its capital securities of any class, or securities convertible into shares of capital securities of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or option price of Shares then subject to outstanding Options or SARs or the number of Shares then subject to outstanding Awards.
(d)Certain Corporate Transactions. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its discretion, (i) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Committee determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Section 424(a) of the Code applies, (ii) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (iii) to cancel any such Awards and to deliver to the Participants cash in an amount that the Committee shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or Stock Appreciation Rights shall be the excess of the Fair Market Value of Shares on such date over the Exercise Price of such Award.
(e)Impact of a Change of Control. Subject to Paragraph 13(d), the following provisions of this Paragraph 13(e) shall apply in the event a Participant incurs within eighteen (18) months from the date of a Change in Control an involuntary termination of employment without Cause (“Qualifying Event”), unless otherwise determined by the Committee in its sole discretion, and set forth in the applicable Award Agreement.
(i)Outstanding Options and SARs. Upon a Qualifying Event, a Participant’s then-outstanding Options and SARs that are not vested shall immediately become fully vested (and, to the extent applicable, all performance conditions shall be deemed satisfied at target) and exercisable over the exercise period set forth in the applicable Award Agreement.
(ii)Outstanding Awards, other than Options and SARs, Subject Solely to a Service Condition. Upon a Qualifying Event, a Participant’s then-outstanding Awards, other than Options and SARs, that are not vested and as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Subsidiary shall become fully vested and shall be settled in cash, Shares or a combination thereof as provided for under the applicable Award Agreement within thirty (30) days following such Qualifying Event (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Section 409A of the Code).
(iii)Outstanding Awards, other than Options and SARs, Subject to a Performance Condition. Upon a Qualifying Event, a Participant’s then-outstanding Awards, other than Options and SARs, that are not vested and as to which vesting depends upon the satisfaction of one or more performance conditions shall immediately vest and all performance conditions shall be deemed satisfied as if target performance was achieved and shall be settled, in cash, Shares or a combination thereof as provided for under the applicable Award Agreement within thirty (30) days following such Qualifying Event (except to the extent that settlement of the Award must be made pursuant to its original schedule in order to comply with Section 409A) of the Code; notwithstanding that the applicable performance period, retention period or other restrictions and conditions have not been completed or satisfied.

ANNEX A

(f)Section 409A. No adjustment or substitution pursuant to this Paragraph 13 shall be made in a manner that results in noncompliance with the requirements of Section 409A of the Code, to the extent applicable.
14.Restrictions. No Shares or other form of payment shall be allotted and issued, transferred, or delivered with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such allotment and issuance, transfer, or delivery will be in compliance with applicable federal and state securities laws. Certificates evidencing Shares delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Shares is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions. The Committee may, in its discretion, condition the Company’s obligation to allot and issue, transfer or deliver Shares under the Plan upon its receipt from the person to whom such Shares are to be allotted and issued, transferred or delivered of an executed investment letter containing such representations and agreements as the Company may determine to be necessary or advisable in order to enable the Company to allot, issue, transfer or deliver such Shares to such person in compliance with the Securities Act of 1933 and other applicable federal, state or local securities laws or regulations.
15.Unfunded Plan. This Plan is unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Shares or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Shares or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Shares or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Shares or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan. With respect to this Plan and any Awards granted hereunder, Participants are general and unsecured creditors of the Company and have no rights or claims except as otherwise provided in this Plan or any applicable Award Agreement.
16.Section 409A of the Code.
(a)Intention to Comply. Awards made under this Plan are intended to comply with or be exempt from Section 409A of the Code, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Section 409A of the Code, that Plan provision or Award shall be reformed, to the extent permissible under Section 409A of the Code, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award.
(b)Unit and Cash Awards. Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit Award, Other Stock-Based Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code. If the Committee determines that a Restricted Stock Unit Award, Other Stock-Based Award, Performance Unit Award or Cash Award is intended to be subject to Section 409A of the Code, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Section 409A of the Code.
(c)Specified Employees. If the Participant is identified by the Company as a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Section 409A of the Code shall be paid or settled on the earliest of (i) as soon as practicable after, but in no event more than ten days after, the first business day following the expiration of six months from the Participant’s separation from service, (ii) as soon as practicable after the date of the Participant’s death, or (iii) such earlier date as complies with the requirements of Section 409A of the Code.
17.Awards to Foreign Nationals and Employees Outside the United States. The Committee may, without amending this Plan, (1) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed or otherwise providing services outside the United States, or both, including rules that differ from (but do not enlarge on) those set forth in this Plan, and (2) grant Awards to such Participants in accordance with those rules.
18.Governing Law. This Plan and all determinations made and actions taken pursuant hereto, shall be undertaken by application of the laws of the State of Texas, except to the extent Texas law is preempted by Federal law of the United States, or the laws of England and Wales.

ANNEX A

19.Right to Continued Service or Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment, or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which he is employed or otherwise serves the Company or its Subsidiaries.
20.Rights of Third Parties. It is not intended that any of the terms of this Plan should be enforceable by any third party pursuant to the UK Contract (Rights of Third Parties) Act 1999.
21.Consent to Holding and Processing of Personal Data. By participating in the Plan, participants give their consent to the holding and processing of data relating to them (including personal data) in relation to and as a consequence of the Plan and to the disclosure of data (even outside the European Economic Area) to their employer, or any Subsidiary, Trustee, to any possible purchaser of their employer or their employer’s business or of any Subsidiary or the Company and their respective advisors in relation to the Plan.
22.Term. Unless previously terminated, the Plan shall terminate and no additional Awards may be granted on the expiration of 10 years after August 1, 2014. The Plan shall continue in effect with respect to Awards granted before termination of the Plan and until such Awards have been settled, terminated or forfeited. Any Awards granted prior to the Effective Date shall be governed by the terms and conditions of the Plan as in effect at the time of grant.
23.Usage. Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.
24.Headings. The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.

ANNEX A

ATTACHMENT A

DEFINITION OF
CHANGE IN CONTROL

For purposes of this Plan, a “Change in Control” shall be deemed to have occurred upon the occurrence of any of the following events:
(i)    the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of either (A) the then outstanding registered Shares of the Company (the “Outstanding Shares”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subparagraph (i) the following acquisitions shall not constitute a Change in Control: (w) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any company controlled by the Company, or (z) any acquisition by any corporation pursuant to a reorganization, merger, amalgamation or consolidation, if, following such reorganization, merger, amalgamation or consolidation, the conditions described in clauses (A), (B) and (C) of subparagraph (iii) of this definition are satisfied; or
(ii)    individuals who, as of the date of this Agreement, constitute the Board (the “Incumbent Board”) cease for any reason to constitute a majority of such Board; provided, however, that any individual becoming a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of a majority of the directors of the Company then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(iii)    consummation of a reorganization, merger, amalgamation or consolidation of the Company, with or without approval by the shareholders of the Company, in each case, unless, following such reorganization, merger, amalgamation or consolidation, (A) more than 50% of, respectively, the then outstanding shares of common stock (or equivalent security) of the company resulting from such reorganization, merger, amalgamation or consolidation and the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Shares and Outstanding Voting Securities immediately prior to such reorganization, merger, amalgamation or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, amalgamation or consolidation, of the Outstanding Shares and Outstanding Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such company resulting from such reorganization, merger, amalgamation or consolidation, and any Person beneficially owning, immediately prior to such reorganization, merger, amalgamation or consolidation, directly or indirectly, 35% or more of the Outstanding Shares or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock (or equivalent security) of the company resulting from such reorganization, merger, amalgamation or consolidation or the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors, and (C) a majority of the members of the board of directors of the company resulting from such reorganization, merger, amalgamation or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, amalgamation or consolidation; or
(iv)    consummation of a sale or other disposition of all or substantially all the assets of the Company, with or without approval by the shareholders of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock (or equivalent security) of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all the individuals and entities who were the beneficial owners, respectively, of the Outstanding Shares and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Shares and Outstanding Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation, and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35% or more of the Outstanding Shares or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35% or more of, respectively, the then outstanding shares of common stock (or equivalent security) of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

ANNEX A

(v)    approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, or anything to the contrary set forth herein, a transaction or series of related transactions will not be considered to be a Change in Control if (i) the Company becomes a direct or indirect wholly owned subsidiary of a holding company and (ii) (A) immediately following such transaction(s), the then outstanding shares of common stock (or equivalent security) of such holding company and the combined voting power of the then outstanding voting securities of such holding company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all the individuals and entities who were the beneficial owners, respectively, of the Outstanding Shares and Outstanding Voting Securities immediately prior to such transaction(s) in substantially the same proportion as their ownership immediately prior to such transaction(s) of the Outstanding Shares and Outstanding Voting Securities, as the case may be, or (B) the shares of Outstanding Voting Securities outstanding immediately prior to such transaction(s) constitute, or are converted into or exchanged for, a majority of the outstanding voting securities of such holding company immediately after giving effect to such transaction(s).
Notwithstanding the foregoing, if an Award is subject to Section 409A of the Code, the definition of Change in Control shall conform to the requirements of Section 409A(2)(A)(v) of the Code and the Treasury Regulations promulgated thereunder to the extent necessary to avoid the imposition of any tax by such Section 409A of the Code.

ANNEX A

ATTACHMENT B

PARAGON OFFSHORE PLC
2014 EMPLOYEE OMNIBUS INCENTIVE PLAN

Schedule relating to grants to employees of non-corporate Subsidiaries

This Schedule sets out the terms and conditions of Awards granted to employees of entities which are non-corporate Subsidiaries of the Company.

1. Awards may be granted or made in accordance with such provisions as would be applicable if the provisions of the Plan were here set out in full, subject to the following condition.

2. The words: “provided that in the case of any entity that would otherwise fall within sub-paragraphs (1) or (2) of this definition, it shall only be a “Subsidiary” if it is also a “subsidiary” within the meaning of Section 1159 of the UK Companies Act 2006” shall be deleted from the definition of “Subsidiary”.

ANNEX B

PARAGON OFFSHORE PLC
2014 DIRECTOR OMNIBUS PLAN
(As Amended and Restated Effective as of March 20, 2015)

ANNEX B

PARAGON OFFSHORE PLC
2014 DIRECTOR OMNIBUS PLAN
(As Amended and Restated Effective as of March 20, 2015)

1.History and Purpose. Paragon Offshore Limited, a company organized under the laws of England and Wales (as predecessor to Paragon Offshore plc, a company organized under the laws of England and Wales) (the “Company”), established this Paragon Offshore plc 2014 Director Omnibus Plan (this “Plan”), to be effective as of August 1, 2014. This Plan is designed to attract and retain non-employee directors of the Company, to encourage the sense of proprietorship of such directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making awards under this Plan and thereby providing such directors with a proprietary interest in the growth and performance of the Company and its subsidiaries. The Plan is being amended and restated effective as of March 20, 2015 (the “Effective Date”), subject to approval of the Company’s shareholders, to increase the number of shares available for issuance under the Plan, to make certain changes in the Plan tor reflect current best practices and to make other technical and conforming changes.
2.Definitions. As used herein, the terms set forth below shall have the following respective meanings:
“Annual Retainer” shall be the compensation to which a Director is entitled as a retainer for his or her services as a member of the Board during the Plan Year, including fees paid for serving on Board committees.
“Award” means the grant of any Option, Stock Appreciation Right, Stock Award, or Cash Award, any of which may be structured as a Performance Unit Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions and limitations as the Board may establish in accordance with the objectives of this Plan.
“Award Agreement” means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Board may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made available but not executed. Any Participant who is granted an Award and who does not affirmatively and in writing reject the applicable Award and Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.
“Board” means the Board of Directors of the Company.
“Cash Award” means an Award denominated in cash.
“Change in Control” means a Change in Control as defined in Attachment A to this Plan.
“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
“Committee” means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Board as designated by the Board.
“Company” means Paragon Offshore plc, a company organized under the laws of England and Wales, and, when applicable, its predecessor, Paragon Offshore Limited, a company organized under the laws of England and Wales.
“Director” means an individual serving as a non-executive member of the Board who is not an Employee, and an individual who has agreed to become a Director and actually becomes a Director following such date of agreement.
“Disability” means a disability whereby the Director is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. Notwithstanding the foregoing, if an Award is subject to Section 409A of the Code, the definition of Disability shall conform to the requirements of Treasury Regulation § 1.409A-3(i)(4)(i) to the extent necessary to avoid the imposition of any tax by such Section 409A of the Code.
“Dividend Equivalents” means, in the case of an Award comprising Restricted Stock Units or Performance Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof (excluding, unless the Committee determines otherwise special dividends)) that are payable to shareholders of record in respect of the relevant record dates that occur during the Restriction Period or performance period, as applicable, on a like number of Shares that are subject to the Award.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time.
“Exercise Price” means the price at which a Participant may exercise his right to receive cash or Shares, as applicable, under the terms of an Award.
“Fair Market Value” of a Share means, as of a particular date,
(1)    if Shares are then listed on a national securities exchange, the closing sales price per Share on the consolidated transaction reporting system for the principal national securities exchange on which Shares are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported,

ANNEX B

(2)    if the Shares are not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system,
(3)    if Shares are not publicly traded, the most recent value determined by an independent appraiser appointed by the Board for such purpose, or
(4)    if none of the above are applicable, the fair market value of a Share as determined in good faith by the Board.
“Grant Date” means the date an Award is granted to a Participant pursuant to this Plan.
“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements set forth in Section 422 of the Code.
“Option” means a right to purchase a specified number of Shares at a specified Exercise Price, which shall be in the form of a Nonqualified Stock Option.
“Participant” means a Director to whom an Award has been made under this Plan.
“Performance Unit” means a unit evidencing the right to receive in specified circumstances one Share or equivalent value in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied.
“Performance Unit Award” means an Award in the form of Performance Units.
“Plan” means this Paragon Offshore plc 2014 Director Omnibus Plan, as such plan may be amended from time to time.
“Plan Year” means the calendar year.
“Restricted Stock” means Shares allotted and issued or transferred pursuant to Paragraphs 7 or 8 that are restricted or subject to forfeiture provisions.
“Restricted Stock Award” means an Award in the form of Restricted Stock.
“Restricted Stock Unit” means a unit that provides for the allotment and issuance, transfer, or delivery of one Share or equivalent value in cash upon the satisfaction of the terms, conditions, and restrictions applicable to such Restricted Stock Unit.
“Restricted Stock Unit Award” means an Award in the form of Restricted Stock Units.
“Restriction Period” means a period of time beginning as of the date upon which a Restricted Stock Award or Restricted Stock Unit Award is made pursuant to this Plan and ending as of the date upon which such Award is no longer restricted or subject to forfeiture provisions.
“Share” means one registered share of the Company, or any stock or other security hereafter allotted and issued or which may be allotted and issuable in substitution or exchange for a Share.
“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or by allotment and issuance, transfer, or delivery of Shares, equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over a specified Exercise Price.
“Stock Award” means an Award in the form of Shares, including a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Unit Award that may be settled in Shares, or an Award of unrestricted Shares, but excluding Options and SARs.
“Subsidiary” means (1) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing more than 50% of the combined voting power of the shares of all classes or series of capital stock of such corporation that have the right to vote generally on matters submitted to a vote of the shareholders of such corporation, and (2) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns more than 50% of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).
3.Eligibility. All Directors are eligible for grants of Awards under this Plan, provided, however, that if the Board makes an Award to an individual whom it expects to become a Director following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Director. The Board (or the Committee pursuant to Paragraph 6) shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Directors who are to be granted Awards under this Plan.
4.Shares Available for Awards.
(a)Available Shares. Subject to the provisions of Paragraph 14 hereof, the maximum number of Shares that may be allotted and issued, transferred, or delivered pursuant to Awards under this Plan (including rights or Options that may be exercised for or settled in Shares) shall be 1,500,000 Shares (the “Maximum Share Limit”), which Shares shall be available pursuant to the general authority that is granted to the Board from time to time by the Company’s shareholder(s) for the purposes of Section 551 of the U.K. Companies

ANNEX B

Act 2006. Each Stock Award granted under this Plan shall be counted against the Maximum Share Limit as 1 Share. Shares available under the Plan may be unissued Shares from the Company’s authorized or conditional share capital, Shares held in treasury by the Company or one or more subsidiaries of the Company.
(b)Share Counting. Awards settled in cash shall not reduce the Maximum Share Limit under the Plan. If an Award expires or is terminated, cancelled or forfeited, the Shares associated with the expired, terminated, cancelled or forfeited Awards shall again be available for Awards under the Plan, and the Maximum Share Limit shall be increased by the same amount as such shares were counted against the Maximum Share Limit. The following Shares shall not become available again for allotment and issuance, transfer, or delivery under the Plan: (i) Shares that are tendered or surrendered, or to which the right to require the Company to allot and issue, transfer or deliver Shares is forfeited or surrendered, in payment of the option price of an Option, or withheld or delivered, or to which the right to require the Company to allot and issue, transfer or deliver Shares is forfeited or surrendered, to satisfy withholding obligations, if any; and (ii) Shares underlying a free-standing grant of an SAR, to the extent the number of such Shares exceeds the number of Shares actually allotted and issued, transferred, or delivered upon exercise or settlement of such SAR.
The Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustment if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.
The Board, the Committee and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for allotment and issuance, transfer, or delivery pursuant to Awards.
5.Administration.
(a)Authority of the Administrator. Except as otherwise provided in this Plan, this Plan shall be administered by the Board. Subject to the provisions hereof, the Board shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Board shall also have full and exclusive power to interpret this Plan and the Award Agreements thereunder and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper. Subject to Paragraph 5(c) hereof, the Board may, in its discretion, (x) provide for the extension of the exercisability of an Award, or (y) in the event of a Change in Control, death or termination of service for Disability, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is, in either case, (i) not adverse to the Participant to whom such Award was granted, (ii) consented to by such Participant, or (iii) authorized by Paragraph 14(c) hereof; provided, however, that no such action shall permit the term of any Option to be greater than 10 years from its Grant Date. The Board may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent the Board deems necessary or desirable to further this Plan’s purposes. Any decision of the Board in the interpretation and administration of this Plan and the Award Agreements thereunder shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.
(b)Indemnity. No member of the Board or any person to whom the Board has delegated authority in accordance with the provisions of Paragraph 6 of this Plan shall be liable for anything done or omitted to be done by him, by any member of the Board, any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.
6.Delegation of Authority. The Board may delegate any of its authority to administer all or any portion of the Plan to the Committee, in which case references herein to the Board shall be deemed to be references to the Committee, and the Board or Committee as applicable may delegate to the Chief Executive Officer and to other senior officers of the Company certain its duties under this Plan (other than the granting authority or amendment authority of the Board or Committee described in Paragraphs 7, 8 and 12); provided, that, such delegation is made in writing and specifically sets forth such delegated authority. The Board, the Committee or officer of the Company, as applicable, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan. Any such delegation hereunder shall only be made to the extent permitted by applicable law.
7.Awards.
(a)Awards; Conditions. The Board shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Directors who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Board, in its sole discretion, and, if required by the Board, shall be signed by the Participant to whom the Award is granted and by a member of the Board for and on behalf of the Company. Awards may consist of those listed in this Paragraph 7(a) and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan; provided, however, that, except as contemplated in Paragraph 14 hereof, no Option or SAR may be issued in exchange for the cancellation of an Option or SAR with a higher Exercise Price nor may the Exercise Price of any Option or SAR be reduced. All or part of an Award may be subject to conditions established by the Board.

ANNEX B

If a Participant ceases to be a Director, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement or in any other written agreement the Company has entered into with the Participant, it being understood that the Board may, in its sole and absolute discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Award, including without limitation rules pertaining to the cessation of being a Director by reason of death or Disability. All rights to exercise an Option and any SARs that relate to such Option shall terminate five years after the date the Participant ceases to be a Director (or the remaining term of the Option if shorter), unless the Award Agreement provides otherwise in connection with any such termination of service by reason of death or Disability. Notwithstanding the foregoing, in the event the Participant ceases to be a Director on account of fraud, dishonesty or other acts detrimental to the interests of the Company or an affiliate, the Option and any SARs that relate to such Option shall thereafter be null and void for all purposes.
(b)Types of Awards.
(i)Options. An Award may be in the form of an Option. An Option awarded pursuant to this Plan shall consist of a Nonqualified Stock Option. The price at which Shares may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Shares on the Grant Date; provided that in relation to an Option comprising the right to subscribe for Shares, the price shall not be less than the nominal value of a Share. The term of an Option shall not exceed 10 years from the Grant Date; provided that the period during which an Option may be exercised may be extended by the Board or pursuant to procedures of the Board if the last day of such period occurs at a time when the Company has imposed a prohibition on trading of the Company’s securities in order to avoid violations of applicable Federal, state, local or foreign law; provided further, that the period during which the Option may be extended is not more than 30 days after the date on which such prohibition on trading is terminated. Options may not include provisions that “reload” the Option upon exercise. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option, including, but not limited to, the term of any Option and the date or dates upon which the Option becomes vested and exercisable, shall be determined by the Board.
(ii)Stock Appreciation Rights. An Award may be in the form of an SAR. The Exercise Price for an SAR shall not be less than the Fair Market Value of the Shares on the Grant Date; provided that in relation to an SAR comprising the right to subscribe for Shares, the price shall not be less than the nominal value of a Share. In relation to an SAR, an Award holder may be required by or pursuant to procedures of the Committee, in its discretion, to pay the nominal value of any Shares awarded hereunder, and the provisions of Paragraph 10 (relating to the payment of the Exercise Price of Options) shall apply to such SAR mutatis mutandis in respect of any applicable payment of nominal value. The holder of a tandem SAR may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. SARs may not include provisions that “reload” the SAR upon exercise. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, shall be determined by the Board.
(iii)Stock Awards. An Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Award, including, but not limited to, vesting or other restrictions, shall be determined by the Board, and subject to Restriction Period and performance period requirements, if any, and any other applicable requirements described in this Plan. In relation to a Stock Award, including an Award of Restricted Stock, or an Award of unrestricted Shares, comprising a right to new issue Shares, an Award holder may be required by or pursuant to procedures of the Board, in its discretion, to pay the nominal value of any Shares awarded hereunder, and the provisions of Paragraph 10 (relating to the payment of the Exercise Price of Options) shall apply to such Awards mutatis mutandis in respect of any applicable payment of nominal value. To the extent otherwise, and subject to any provision of any applicable law or regulation of any governmental authority or any national securities exchange, there shall not be any purchase price charged for any Stock Award under the Plan.
(iv)Restricted Stock Unit Awards. An Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit Award, including, but not limited to, the Restriction Period, if any, and the right to Dividend Equivalents, if any, shall be determined by the Board. Subject to the terms of this Plan, the Board, in its sole discretion, may settle Restricted Stock Units in the form of cash or by the allotment and issuance, transfer or delivery of Shares (or in a combination thereof) equal to the value of the vested Restricted Stock Units. In relation to an award of Restricted Stock Units to be satisfied by the allotment and issuance, transfer or delivery by the Company of Shares, an Award holder may be required by or pursuant to procedures of the Board, in its discretion, to pay the nominal value of any Shares to be allotted and issued, transferred or delivered, and the provisions of Paragraph 10 (relating to payment of the Exercise Price of Options) shall apply to such Awards mutatis mutandis in respect of any applicable payment of nominal value. To the extent otherwise, and subject to any provision of any applicable law or regulation of any governmental authority or any national securities exchange, there shall not be any purchase price charged for any Restricted Stock Units award under the Plan.
(v)Performance Unit Awards. An Award may be in the form of a Performance Unit Award. The terms, conditions and limitations applicable to a Performance Unit Award, including, but not limited to, the Restriction Period, if any, and the right to Dividend Equivalents, if any, shall be determined by the Board. Each Performance Unit shall have an initial value that is established by the Board on the Grant Date. Subject to the terms of this Plan, after the applicable performance period has ended, the Participant shall be entitled to receive settlement of the value and number of Performance Units earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Settlement of earned Performance Units

ANNEX B

shall be as determined by the Board and as evidenced in an Award Agreement. Subject to the terms of this Plan, the Board, in its sole discretion, may settle earned Performance Units in the form of cash or by the allotment and issuance, transfer or delivery of Shares (or in a combination thereof) equal to the value of the earned Performance Units as soon as practicable after the end of the performance period and following the Board’s determination of actual performance against the performance measures and related goals established by the Board. In relation to a Performance Unit Award, an Award holder may be required by or pursuant to procedures of the Committee, in its discretion, to pay the nominal value of any Shares awarded hereunder, and the provisions of Paragraph 10 (relating to the payment of the Exercise Price of Options) shall apply to such Performance Unit Award mutatis mutandis in respect of any applicable payment of nominal value.
(vi)Cash Awards. An Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Board in accordance with this Plan.
(c)Prohibition on Repricing of Options or SARs. Subject to the provisions of Paragraph 14 hereof, the terms of outstanding Award Agreements may not be amended without the approval of the Company’s shareholders so as to (i) reduce the Exercise Price of any outstanding Options or SARs or (ii) cancel any outstanding Options or SARs in exchange for cash or other Awards, or Options or SARs with an Exercise Price that is less than the Exercise Price of the original Options or SARs.
8.Director Compensation.
(a)    Annual Retainer; Voluntary Share Purchases. The amount of the Annual Retainer to be paid to each Outside Director for each Plan Year may, in the discretion of the Board, be payable pursuant to Cash Awards granted under this Plan. To the extent the Annual Retainer is payable to a Director in the form of a Cash Award, the Board may permit the Director to elect to have up to 100% of the amount of such Cash Award to be applied to the purchase of unrestricted Shares pursuant to the provisions of this Paragraph 8(a). Such elections shall be on a form prescribed for this purpose by the Board and in accordance with Section 409A of the Code. The amount to be applied to the purchase of Shares shall be designated by the Director as a percentage of his Annual Retainer (or applicable payment thereof) in integral multiples of 5%.
(b)    Other Fees and Reimbursement of Expenses. For the avoidance of doubt, Directors may be entitled, for their service as directors, to compensation other than the Annual Retainer in the discretion of the Board and to the reimbursement of certain expenses in accordance with the policies, practices and procedures of the Company from time to time in effect. Expenses may be reimbursed in the discretion of the Board in the form of Cash Awards that provide for an immediate payment; provided, that, such reimbursement is made no later than the last day of the year following the year in which such expenses are incurred.
9.Award Payment; Dividends and Dividend Equivalents.
(a)General. Payment of Awards by the Company may be made in the form of cash or by the allotment and issuance, transfer of delivery of Shares (in book-entry or certificated form), or a combination thereof, and may include such restrictions as the Board shall determine, including, but not limited to, in the case of Shares, restrictions on transfer and forfeiture provisions. For a Restricted Stock Award, the certificates evidencing the shares of such Restricted Stock (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. For a Restricted Stock Unit Award that may be settled by the allotment and issuance, transfer or delivery of Shares, the Restricted Stock Units shall be evidenced by book entry registration or in such other manner as the Board may determine.
(b)Dividends and Dividend Equivalents. Rights to (i) dividends will be extended to and made part of any Restricted Stock Award and (ii) Dividend Equivalents may be extended to and made part of any Restricted Stock Unit Award and Performance Unit Award, subject in each case to such terms, conditions and restrictions as the Board may establish as set forth in the Award Agreement thereto. Dividends and/or Dividend Equivalents shall not be made part of any Options or SARs.
10.Option Exercise. The Exercise Price shall be paid in full at the time of exercise in cash or, if permitted by the Board and elected by the Participant, the Participant may purchase such shares by means of surrendering, or otherwise forfeiting or surrendering the right to require the Company to allot and issue, transfer, or deliver Shares with respect to which the Option is being exercised, or tendering Shares, valued at Fair Market Value on the date of exercise, or any combination of the foregoing methods, or otherwise entering into arrangements to pay the Exercise Price in a form acceptable to the Company. The Board, in its sole discretion, shall determine acceptable methods for Participants to tender Shares, including tender by attestation of shares held by a broker. The Board may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Shares issuable pursuant to an Award (including cashless exercise procedures approved by the Board involving a broker or dealer approved by the Board). The Board may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Paragraph 10.
11.Taxes. The Company shall have the right to require payment of applicable taxes, social security obligations and pension plan obligations (or similar charges), if any, as a condition to settlement of any Award. The amount, if any, determined by the Board to be due upon the grant or vesting of any Award, or at any other applicable time, shall be paid in full at the time of exercise in cash or, if permitted by the Board and elected by the Participant, the Participant may arrange for such payment by means of surrendering, or otherwise forfeiting or surrendering the right to require the Company to allot and issue, transfer, or deliver Shares with respect to the Award, or tendering Shares, valued at Fair Market Value on the date of exercise, or any combination of the foregoing methods, or otherwise entering

ANNEX B

into arrangements to pay the withholding amount, if any, in a form acceptable to the Company. The Board may take or require such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes, if any, and other charges; provided, however, that the number of Shares a Participant surrenders, or as to which a Participant otherwise forfeits or surrenders the right to require the Company to allot and issue, transfer, or deliver Shares, must equal in Fair Market Value no more than the required minimum withholding taxes, if any. If Shares subject to the Award are used as set forth above to satisfy tax or other withholding, such shares shall be valued based on the Fair Market Value on the date as of which the amount tax withholding, if any, is determined. Other Shares tendered to pay taxes will be valued based on the Fair Market Value on the date received by the Company.
12.Amendment, Modification, Suspension or Termination. The Board may amend, modify, suspend or terminate this Plan (and the Board may amend an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (a) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (b) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed, including any amendment that expands the types of Awards available under this Plan, materially increases the number of Shares available for Awards under this Plan, materially expands the classes of persons eligible for Awards under this Plan, materially extends the term of this Plan, materially changes the method of determining the Exercise Price of Options, deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs, or decreases any minimum vesting requirements for any Stock Award.
13.Assignability. Unless otherwise determined by the Board and expressly provided for in an Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except (a) by will or the laws of descent and distribution or (b) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of this Plan or applicable Award and in a form acceptable to the Board. The Board may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 13 shall be null and void. Notwithstanding the foregoing, no Award may be transferred for value or consideration.
14.Adjustments.
(a)No Limit on Corporate Power. The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Shares) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
(b)Adjustments. If at any time while the Plan is in effect there shall be any increase or decrease in the number of allotted and issued and outstanding Shares of the Company effected without receipt of consideration therefor by the Company, through the declaration of a dividend in Shares or through any recapitalization, amalgamation, merger, demerger or conversion or otherwise in which the Company is the surviving corporation, resulting in a split-up, combination or exchange of Shares of the Company, then and in each such event:
(i)Adjustments to Maximum Shares. An appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned or awarded under the Plan, to the end that the same proportion of the Company’s allotted and issued and outstanding Shares shall continue to be subject to being so optioned and awarded; and
(ii)Adjustments to Outstanding Awards. Appropriate adjustment shall be made (1) in the number of Shares and the exercise price per Share thereof then subject to purchase pursuant to each Option or Stock Appreciation Right previously granted and then outstanding, to the end that the same proportion of the Company’s allotted and issued and outstanding Shares in each such instance shall remain subject to purchase at the same aggregate exercise price; and (2) in the number of Shares then subject to each Stock Award previously awarded and then outstanding, to the end that the same proportion of the Company’s allotted and issued and outstanding Shares in each such instance shall remain subject to allotment and issuance, transfer or delivery in settlement of such award.
(c)Actions not Triggering Adjustments. Except as is otherwise expressly provided herein, the allotment and issuance by the Company of shares of its capital securities of any class, or securities convertible into shares of capital securities of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or option price of Shares then subject to outstanding Options or the number of Shares then subject to outstanding awards of Restricted Stock Units.
(d)Certain Corporate Transactions. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its discretion, (i) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Board determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Section 424(a) of the Code applies, (ii) to provide, prior to the transaction,

ANNEX B

for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (iii) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or Stock Appreciation Rights shall be the excess of the Fair Market Value of Shares on such date over the Exercise Price of such Award.
(e)Section 409A. No adjustment or substitution pursuant to this Paragraph 14 shall be made in a manner that results in noncompliance with the requirements of Section 409A of the Code, to the extent applicable.
15.Restrictions. No Shares or other form of payment shall be allotted and issued, transferred, or delivered with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such allotment and issuance, transfer, or delivery will be in compliance with applicable federal and state securities laws. Certificates evidencing Shares delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Shares is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Board may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions. The Board may, in its discretion, condition the Company’s obligation to allot and issue, transfer or deliver Shares under the Plan upon its receipt from the person to whom such Shares are to be allotted and issued, transferred or delivered of an executed investment letter containing such representations and agreements as the Company may determine to be necessary or advisable in order to enable the Company to allot, issue, transfer or deliver such Shares to such person in compliance with the Securities Act of 1933 and other applicable federal, state or local securities laws or regulations.
16.Unfunded Plan. This Plan is unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Shares or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Shares or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company or the Board be deemed to be a trustee of any cash, Shares or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Shares or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company or the Board shall be required to give any security or bond for the performance of any obligation that may be created by this Plan. With respect to this Plan and any Awards granted hereunder, Participants are general and unsecured creditors of the Company and have no rights or claims except as otherwise provided in this Plan or any applicable Award Agreement.
17.Section 409A of the Code.
(a)Intention to Comply. Awards made under this Plan are intended to comply with or be exempt from Section 409A of the Code, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Section 409A of the Code, that Plan provision or Award shall be reformed, to the extent permissible under Section 409A of the Code, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award.
(b)Unit and Cash Awards. Unless the Board provides otherwise in an Award Agreement, each Restricted Stock Unit Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Section 409A of the Code. If the Board determines that a Restricted Stock Unit Award, Performance Unit Award or Cash Award is intended to be subject to Section 409A of the Code, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Section 409A of the Code.
18.Awards to Foreign Nationals and Directors Outside the United States. The Board may, without amending this Plan, (a) establish special rules applicable to Awards granted to Participants who are foreign nationals or otherwise providing services outside the United States, or both, including rules that differ from (but do not enlarge on) those set forth in this Plan, and (b) grant Awards to such Participants in accordance with those rules.
19.Governing Law. This Plan and all determinations made and actions taken pursuant hereto, shall be undertaken by application of the laws of the State of Texas, except to the extent Texas law is preempted by Federal law of the United States, or the laws of England and Wales.
20.Right to Continued Service. Nothing in this Plan or an Award Agreement or any document describing or relating to the Plan, or any part hereof, shall confer upon any Director any right to continue as a Director of the Company.
21.Rights of Third Parties. It is not intended that any of the terms of this Plan should be enforceable by any third party pursuant to the UK Contract (Rights of Third Parties) Act 1999.

ANNEX B

22.Consent to Holding and Processing of Personal Data. By participating in the Plan, participants give their consent to the holding and processing of data relating to them (including personal data) in relation to and as a consequence of the Plan and to the disclosure of data (even outside the European Economic Area) to the Company, or any Subsidiary, to any possible purchaser of the Company or its business or of any Subsidiary and their respective advisors in relation to the Plan.
23.Term. Unless previously terminated, the Plan shall terminate and no additional Awards may be granted on the expiration of 10 years after August 1, 2014. The Plan shall continue in effect with respect to Awards granted before termination of the Plan and until such Awards have been settled, terminated or forfeited. Any Awards granted prior to the Effective Date shall be governed by the terms and conditions of the Plan as in effect at the time of grant.
24.Usage. Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.
25.Headings. The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.

ANNEX B

ATTACHMENT A

DEFINITION OF
CHANGE IN CONTROL
For purposes of this Plan, a “Change in Control” shall be deemed to have occurred upon the occurrence of any of the following events:
(i)    the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (A) the then outstanding registered Shares of the Company (the “Outstanding Shares”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subparagraph (i) the following acquisitions shall not constitute a Change in Control: (w) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (x) any acquisition by the Company, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any company controlled by the Company, or (z) any acquisition by any corporation pursuant to a reorganization, merger, amalgamation or consolidation, if, following such reorganization, merger, amalgamation or consolidation, the conditions described in clauses (A), (B) and (C) of subparagraph (iii) of this definition are satisfied; or
(ii)    individuals who, as of the date of this Agreement, constitute the Board (the “Incumbent Board”) cease for any reason to constitute a majority of such Board; provided, however, that any individual becoming a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of a majority of the directors of the Company then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or
(iii)    consummation of a reorganization, merger, amalgamation or consolidation of the Company, with or without approval by the shareholders of the Company, in each case, unless, following such reorganization, merger, amalgamation or consolidation, (A) more than 50% of, respectively, the then outstanding shares of common stock (or equivalent security) of the company resulting from such reorganization, merger, amalgamation or consolidation and the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Shares and Outstanding Voting Securities immediately prior to such reorganization, merger, amalgamation or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, amalgamation or consolidation, of the Outstanding Shares and Outstanding Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such company resulting from such reorganization, merger, amalgamation or consolidation, and any Person beneficially owning, immediately prior to such reorganization, merger, amalgamation or consolidation, directly or indirectly, 25% or more of the Outstanding Shares or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock (or equivalent security) of the company resulting from such reorganization, merger, amalgamation or consolidation or the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors, and (C) a majority of the members of the board of directors of the company resulting from such reorganization, merger, amalgamation or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger, amalgamation or consolidation; or
(iv)    consummation of a sale or other disposition of all or substantially all the assets of the Company, with or without approval by the shareholders of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock (or equivalent security) of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all the individuals and entities who were the beneficial owners, respectively, of the Outstanding Shares and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Shares and Outstanding Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation, and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Shares or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock (or equivalent security) of such corporation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or
(v)    approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

ANNEX B

Notwithstanding the foregoing, or anything to the contrary set forth herein, a transaction or series of related transactions will not be considered to be a Change in Control if (i) the Company becomes a direct or indirect wholly owned subsidiary of a holding company and (ii) (A) immediately following such transaction(s), the then outstanding shares of common stock (or equivalent security) of such holding company and the combined voting power of the then outstanding voting securities of such holding company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all the individuals and entities who were the beneficial owners, respectively, of the Outstanding Shares and Outstanding Voting Securities immediately prior to such transaction(s) in substantially the same proportion as their ownership immediately prior to such transaction(s) of the Outstanding Shares and Outstanding Voting Securities, as the case may be, or (B) the shares of Outstanding Voting Securities outstanding immediately prior to such transaction(s) constitute, or are converted into or exchanged for, a majority of the outstanding voting securities of such holding company immediately after giving effect to such transaction(s).
Notwithstanding the foregoing, if an Award is subject to Section 409A of the Code, the definition of Change in Control shall conform to the requirements of Section 409A(2)(A)(v) of the Code and the Treasury Regulations promulgated thereunder to the extent necessary to avoid the imposition of any tax by such Section 409A of the Code

IMPORTANT NOTE: Please sign, date and return this proxy card and the power of attorney or other written authority (if any) under which it is signed in the enclosed postage pre-paid envelope to the following address, arriving no later than the close of business, U.S. Eastern time, on April 30, 2015:
Paragon Offshore plc
c/o MacKenzie Partners, Inc.
Corporate Election Services
P.O. Box 3230
Pittsburgh, PA 15230-9404

PARAGON OFFSHORE PLC ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. (London Time) ON May 1, 2015
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder hereby revokes all previous proxies and appoints Randall D. Stilley or, in his absence Todd D. Strickler as its proxy to attend, speak and vote on their behalf at the annual general meeting of the Company to be held at 10:00 a.m. (London time) on May 1, 2015 at Claridge's Hotel, 49 Brook Street, Mayfair, London W1K 4HR, United Kingdom (or at any adjournment thereof).
If you appoint a proxy to represent you at the annual general meeting of the Company on May 1, 2015, please provide your voting instructions by marking the applicable instruction boxes on the reverse side of this proxy card. If you do not provide specific voting instructions, your voting rights will be exercised by your proxy in the manner recommended by the board of directors of the Company ("FOR" Resolutions 1 through 13, “1 YEAR” on Resolution 14 and “FOR” Resolutions 15 through 18). On any other matters which are properly presented to the annual general meeting (including any motion to adjourn the annual general meeting) the proxy will vote your shares in accordance with the respective recommendation of the board of directors of the Company.
The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid annual general meeting.

Shareholder sign here    Date
In the case of joint shareholders, only one joint holder need sign and the vote of the first-named in the register of members of the Company will be accepted to the exclusion of that of other joint holders. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give full title as such. In the case of a corporate shareholder, this proxy card should be signed by an officer, attorney or duly authorised signatory. In the case of a partnership, please sign this proxy card in partnership name by authorized person. The board of directors of the Company reserves the right to request proof of authenticity of any power of attorney or other authorizing document.
Vote on Resolutions    This Proxy Card is valid only when signed and dated
1.    Election of Director.
That Anthony R. Chase be re-elected as a director of the Company for a one-year term that will expire at the Company’s annual general meeting (the “AGM”) in 2016.        FOR        AGAINST        ABSTAIN
2.    Election of Director.
That Thomas L. Kelly II be re-elected as a director of the Company for a one-year term that will expire at the Company’s AGM in 2016.        FOR        AGAINST        ABSTAIN
3.    Election of Director.
That John P. Reddy be re-elected as a director of the Company for a one-year term that will expire at the Company’s AGM in 2016.        FOR        AGAINST        ABSTAIN
4.    Election of Director.
That Julie J. Robertson be re-elected as a director of the Company for a one-year term that will expire at the Company’s AGM in 2016.        FOR        AGAINST        ABSTAIN
5.    Election of Director.
That Randall D. Stilley be re-elected as a director of the Company for a one-year term that will expire at the Company’s AGM in 2016.        FOR        AGAINST        ABSTAIN
6.    Election of Director.
That Dean E. Taylor be re-elected as a director of the Company for a one-year term that will expire at the Company’s AGM in 2016.        FOR        AGAINST        ABSTAIN
7.    Election of Director.
That William L. Transier be re-elected as a director of the Company for a one-year term that will expire at the Company’s AGM in 2016.        FOR        AGAINST        ABSTAIN
8.    Election of Director.
That David W. Wehlmann be re-elected as a director of the Company for a one-year term that will expire at the Company’s AGM in 2016.        FOR        AGAINST        ABSTAIN
9.    Election of Director.
That J. Robinson West be re-elected as a director of the Company for a one-year term that will expire at the Company’s AGM in 2016.        FOR        AGAINST        ABSTAIN
10.    Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for Fiscal Year 2015.
That the appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm of the Company for fiscal year 2015 be ratified.        FOR        AGAINST        ABSTAIN
11.    Re-appointment of PricewaterhouseCoopers LLP as Statutory Auditor.
That PricewaterhouseCoopers LLP be re-appointed as UK statutory auditors to the Company (to hold office from the conclusion of the AGM in 2015 until the conclusion of the next AGM at which accounts are laid before the Company).        FOR        AGAINST        ABSTAIN
12.    Authorization of Audit Committee to Determine Statutory Auditors’ Compensation.
That the audit committee of the Company’s board of directors be authorized to determine the Company’s UK statutory auditors’ compensation.        FOR        AGAINST        ABSTAIN
13.    An Advisory Vote on the Company’s Executive Compensation.
That the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement relating to the AGM in 2015 pursuant to the executive compensation disclosure rules promulgated by the U.S. Securities and Exchange Commission, is hereby approved on a non-binding advisory basis.        FOR        AGAINST        ABSTAIN
14.    An Advisory Vote on the ongoing frequency of Advisory Votes on the Company’s Executive Compensation.
That it be approved on a non-binding advisory basis that the advisory vote on the compensation of the Company’s named executive officers be submitted to shareholders
of the Company once every year.        1 YEAR        2 YEARS        3 YEARS        ABSTAIN
15.    An Advisory Vote on the Company’s Directors’ Remuneration Report.
That the directors’ remuneration report (other than the part containing the directors’ remuneration policy) for the year ended December 31, 2014, which is set out in the annual report and accounts of the Company for the year ended December 31, 2014, be approved on a non-binding advisory basis.        FOR        AGAINST        ABSTAIN
16.    Approval of the Company’s Directors’ Remuneration Policy.
That the directors’ remuneration policy, which is to commence on May 1, 2015 and is set out within the directors’ remuneration report in the annual report and accounts of the Company for the year ended December 31, 2014, be approved.        FOR        AGAINST        ABSTAIN
17.    Approval of the amendment and restatement of the Company’s 2014 Employee Omnibus Incentive Plan.
That the amended and restated Paragon Offshore plc 2014 Employee Omnibus Incentive Plan substantially in the form attached to the proxy statement being delivered with this notice be approved..        FOR        AGAINST        ABSTAIN
18.    Approval of the amendment and restatement of the Company’s 2014 Director Omnibus Plan.
That the amended and restated Paragon Offshore plc 2014 Director Omnibus Plan substantially in the form attached to the proxy statement being delivered with this notice be approved..        FOR        AGAINST        ABSTAIN
Please note that an “abstain” is not a vote in law and will not be counted in the calculation of the votes cast for and against the resolution.